                                                                    Exhibit 99.2


                               HARRIS CORPORATION

                      3.5% CONVERTIBLE DEBENTURES DUE 2022

                                    INDENTURE

                                   DATED AS OF

                                 AUGUST 26, 2002

                              THE BANK OF NEW YORK,

                                     TRUSTEE

                                                                                     PAGE

                                TABLE OF CONTENTS

                                    ARTICLE I

                   DEFINITIONS AND INCORPORATION BY REFERENCE
Section 1.1.      Definitions.......................................................    1
Section 1.2.      Other Definitions.................................................    6
Section 1.3.      Incorporation by Reference of Trust Indenture Act.................    7
Section 1.4.      Rules of Construction.............................................    7
Section 1.5.      Acts of Holders...................................................    7


                                   ARTICLE II

                                 THE SECURITIES

Section 2.1.      Form and Dating...................................................    8
Section 2.2.      Execution and Authentication......................................   10
Section 2.3.      Registrar, Paying Agent and Conversion Agent......................   11
Section 2.4.      Paying Agent and Trustee To Hold Money in Trust...................   11
Section 2.5.      Securityholder Lists..............................................   11
Section 2.6.      Transfer and Exchange.............................................   12
Section 2.7.      Replacement Securities............................................   14
Section 2.8.      Outstanding Securities; Determinations of Holders' Action.........   15
Section 2.9.      Temporary Securities..............................................   15
Section 2.10.     Cancellation......................................................   16
Section 2.11.     Persons Deemed Owners.............................................   16
Section 2.12.     Global Securities.................................................   16
Section 2.13.     CUSIP Numbers.....................................................   20
Section 2.14.     Ranking...........................................................   21
Section 2.15.     Regulation S Restrictions on Transfer.............................   21


                                   ARTICLE III

                            REDEMPTION AND PURCHASES

Section 3.1.      Company's Right To Redeem; Notices to Trustee.....................   21
Section 3.2.      Selection of Securities To Be Redeemed............................   21
Section 3.3.      Notice of Redemption..............................................   22
Section 3.4.      Effect of Notice of Redemption....................................   23
Section 3.5.      Deposit of Redemption Price.......................................   23

                                                                                     PAGE

                                TABLE OF CONTENTS
                                   (CONTINUED)
Section 3.6.      Securities Redeemed in Part.......................................   23
Section 3.7.      Purchase of Securities by the Company at Option of the Holder.....   23
Section 3.8.      Purchase of Securities at Option of the Holder upon a
                  Change of Control.................................................   25
Section 3.9.      Effect of Purchase Notice or Change of Control Purchase Notice....   28
Section 3.10.     Deposit of Purchase Price or Change of Control Purchase Price.....   29
Section 3.11.     Securities Purchased in Part......................................   29
Section 3.12.     Covenant To Comply with Securities Laws upon Purchase of
                  Securities........................................................   29
Section 3.13.     Repayment to the Company..........................................   30


                                   ARTICLE IV

                                    COVENANTS

Section 4.1.      Payment of Securities.............................................   30
Section 4.2.      SEC and Other Reports.............................................   30
Section 4.3.      Compliance Certificate............................................   31
Section 4.4.      Further Instruments and Acts......................................   31
Section 4.5.      Maintenance of Office or Agency...................................   31
Section 4.6.      Delivery of Certain Information...................................   31
Section 4.7.      Contingent Payment Debt Instrument; Calculation of
                  Original Issue Discount...........................................   31
Section 4.8.      Limitation on Sale and Leaseback Transactions.....................   32
Section 4.9.      Limitation on Liens...............................................   32


                                    ARTICLE V

                          CONSOLIDATION, MERGER OR SALE

Section 5.1.      Consolidation, Merger or Sale.....................................   35
Section 5.2.      Securities and Indenture To Be Assumed by Successor on
                  Consolidation, Merger or Sale.....................................   36


                                   ARTICLE VI

                              DEFAULTS AND REMEDIES

Section 6.1.      Events of Default.................................................   37
Section 6.2.      Acceleration......................................................   38
Section 6.3.      Other Remedies....................................................   39

                                                                                     PAGE

                                TABLE OF CONTENTS
                                   (CONTINUED)
Section 6.4.      Waiver of Past Defaults...........................................   39
Section 6.5.      Control by Majority...............................................   39
Section 6.6.      Limitation on Suits...............................................   39
Section 6.7.      Rights of Holders To Receive Payment..............................   40
Section 6.8.      Collection Suit by Trustee........................................   40
Section 6.9.      Trustee May File Proofs of Claim..................................   40
Section 6.10.     Priorities........................................................   41
Section 6.11.     Undertaking for Costs.............................................   41
Section 6.12.     Waiver of Stay, Extension or Usury Laws...........................   41


                                   ARTICLE VII

                                     TRUSTEE

Section 7.1.      Duties of Trustee.................................................   42
Section 7.2.      Rights of Trustee.................................................   43
Section 7.3.      Individual Rights of Trustee......................................   44
Section 7.4.      Trustee's Disclaimer..............................................   44
Section 7.5.      Notice of Defaults................................................   44
Section 7.6.      Reports by Trustee to Holders.....................................   45
Section 7.7.      Compensation and Indemnity........................................   45
Section 7.8.      Replacement of Trustee............................................   46
Section 7.9.      Successor Trustee by Merger.......................................   46
Section 7.10.     Eligibility; Disqualification.....................................   46
Section 7.11.     Preferential Collection of Claims Against Company.................   47


                                  ARTICLE VIII

                    SATISFACTION AND DISCHARGE OF INDENTURE;
                   DEPOSITED MONEYS AND GOVERNMENT OBLIGATIONS

Section 8.1.      Covenant Defeasance of Securities.................................   47
Section 8.2.      Satisfaction and Discharge of Indenture...........................   48
Section 8.3.      Intentionally Omitted.............................................   49
Section 8.4.      Application of Trust Moneys.......................................   49
Section 8.5.      Repayment to Company..............................................   49
Section 8.6.      Reinstatement.....................................................   49

                                                                                     PAGE

                                TABLE OF CONTENTS
                                   (CONTINUED)
                                   ARTICLE IX

                                   AMENDMENTS

Section 9.1.      Without Consent of Holders........................................   50
Section 9.2.      With Consent of Holders...........................................   50
Section 9.3.      Compliance with Trust Indenture Act...............................   51
Section 9.4.      Revocation and Effect of Consents, Waivers and Actions............   51
Section 9.5.      Notation on or Exchange of Securities.............................   52
Section 9.6.      Trustee To Sign Supplemental Indentures...........................   52
Section 9.7.      Effect of Supplemental Indentures.................................   52


                                    ARTICLE X

                                   CONVERSIONS

Section 10.1.     Conversion Privilege..............................................   52
Section 10.2.     Conversion Procedure..............................................   54
Section 10.3.     Fractional Shares.................................................   54
Section 10.4.     Taxes on Conversion...............................................   55
Section 10.5.     Company To Provide Stock..........................................   55
Section 10.6.     Adjustment for Change in Capital Stock............................   55
Section 10.7.     Adjustment for Rights Issue.......................................   56
Section 10.8.     Adjustment for Certain Distributions..............................   57
Section 10.9.     Adjustment for All Cash Distribution..............................   59
Section 10.10.    Adjustment for Self Tender Offers.................................   60
Section 10.11.    When Adjustment May Be Deferred...................................   61
Section 10.12.    When No Adjustment Required.......................................   61
Section 10.13.    Notice of Adjustment..............................................   62
Section 10.14.    Voluntary Increase................................................   62
Section 10.15.    Notice of Certain Transactions....................................   62
Section 10.16.    Reorganization of Company; Special Distributions..................   63
Section 10.17.    Company Determination Final.......................................   64
Section 10.18.    Trustee's Adjustment Disclaimer...................................   64
Section 10.19.    Simultaneous Adjustments..........................................   64
Section 10.20.    Successive Adjustments............................................   64
Section 10.21.    Restriction on Common Stock Issuable upon Conversion..............   64


                                   ARTICLE XI

                                  MISCELLANEOUS

Section 11.1.     Trust Indenture Act Controls......................................   65
Section 11.2.     Notices...........................................................   65
Section 11.3.     Communication by Holders with Other Holders.......................   66
Section 11.4.     Certificate and Opinion as to Conditions Precedent................   66

                                                                                     PAGE

                                TABLE OF CONTENTS
                                   (CONTINUED)
Section 11.5.     Statements Required in Certificate or Opinion.....................   66
Section 11.6.     Separability Clause...............................................   67
Section 11.7.     Rules by Trustee, Paying Agent, Conversion Agent and Registrar....   67
Section 11.8.     Legal Holidays....................................................   67
Section 11.9.     GOVERNING LAW.....................................................   67
Section 11.10.    No Recourse Against Others........................................   67
Section 11.11.    Successors........................................................   67
Section 11.12.    Multiple Originals................................................   67

Exhibits
--------
Exhibit     A-1    -   Form of Global Security
Exhibit     A-2    -   Form of Certificated Security
Exhibit     B      -   Transfer Certificate
Exhibit     C      -   Form of Restricted Common Stock Legend
Exhibit     D      -   Form of Transfer Certificate for Transfer of Restricted
                       Common Stock

Schedules
---------
Schedule A  -   Projected Payment Schedule

         INDENTURE dated as of August 26, 2002 between HARRIS CORPORATION, a corporation incorporated and existing under the laws of the State of Delaware (the "Company") and THE BANK OF NEW YORK, a New York banking corporation (the "Trustee").

         Each party agrees as follows for the benefit of the other party and for the equal and ratable benefit of the Holders of the Company's 3.5% Convertible Debentures due 2022:

                                   ARTICLE I

                   DEFINITIONS AND INCORPORATION BY REFERENCE

         Section 1.1. Definitions.

         "Affiliate" of any specified person means any other person directly or indirectly controlling or controlled by or under direct or indirect common control with such specified person. For the purposes of this definition, "control" when used with respect to any specified person means the power to direct or cause the direction of the management and policies of such person, directly or indirectly, whether through the ownership of voting securities, by contract or otherwise; and the terms "controlling" and "controlled" have meanings correlative to the foregoing.

         "Applicable Procedures" means, with respect to any transfer or transaction involving a Global Security or beneficial interest therein, the rules and procedures of the Depositary for such Global Security, in each case to the extent applicable to such transaction and as in effect from time to time.

         "Attributable Debt" means, when used with respect to any sale and leaseback transaction, at the time of determination, the present value (discounted at the rate of interest implicit in the terms of the lease) of the obligation of the lessee for net rental payments during the remaining term of the lease (including any period for which such lease has been extended or may, at the option of the lessor, be extended). As used in the preceding sentence, "net rental payments" under any lease for any period shall mean the sum of the rental and other payments required to be paid in such period by the lessee thereunder, not including, however, any amounts required to be paid by such lessee (whether or not designated as rental or additional rental) on account of maintenance and repairs, insurance, taxes, assessments, water rates or similar charges required to be paid by such lessee thereunder or any amounts required to be paid by such lessee thereunder contingent upon the amount of sales, maintenance and repairs, insurance, taxes, assessments, water rates or similar charges.

         "Board of Directors" means either the board of directors of the Company or any duly authorized committee of such board.

         "Business Day" means any day other than a Saturday, a Sunday or a day that in the City of New York, is a day on which banking institutions are authorized or required by law, regulation or executive order to close.

         "Capital Stock" for any entity means any and all shares, interests, rights to purchase, warrants, options, participations or other equivalents of or interests in (however designated) stock issued by that entity.

         "Certificated Securities" means Securities that are in the form of the Securities attached hereto as Exhibit A-2.

         "Common Stock" shall mean the shares of common stock, par value $1.00 per share, of the Company existing on the date of this Indenture or any other shares of Capital Stock of the Company into which such common stock shall be reclassified or changed.

         "Company" means the party named as the "Company" in the first paragraph of this Indenture until a successor replaces it pursuant to the applicable provisions of this Indenture and, thereafter, shall mean such successor. The foregoing sentence shall likewise apply to any subsequent such successor or successors.

         "Company Request" or "Company Order" means a written request or order signed in the name of the Company by any two Officers and delivered to the Trustee.

         "Consolidated Net Worth" means the stockholders' equity of the Company and its consolidated Subsidiaries, as shown on the audited consolidated balance sheet in the Company's latest annual report to stockholders.

         "Continuing Directors" means, as of any date of determination, any member of the Board of Directors who (i) was a member of such Board of Directors on the date of this Indenture or (ii) was nominated for election or elected to such Board of Directors with the approval of a majority of the Continuing Directors who were members of such Board of Directors at the time of such nomination or election (either by a specific vote or by approval of the proxy statement in which such person is named as a nominee for director, without objection to such nomination).

         "Corporate Trust Office" means the principal office of the Trustee at which at any time its corporate trust business shall be administered, which office at the date hereof is located at 101 Barclay Street, Floor 21W, New York, New York 10286, Attention: Corporate Trust Administration, or such other address as the Trustee may designate from time to time by notice to the Holders and the Company, or the principal corporate trust office of any successor Trustee (or such other address as a successor Trustee may designate from time to time by notice to the Holders and the Company).

         "Default" means any event, which is, or after notice or passage of time or both would be, an Event of Default.

         "Depositary" means, with respect to any Global Security, a clearing agency that is registered as such under the Exchange Act and is designated by the Company to act as Depositary for such Global Security (or any successor securities clearing agency so registered), which shall initially be DTC.

         "DTC" means the Depositary Trust Company.

         "Exchange Act" means the Securities Exchange Act of 1934, as amended.

         "Funded Debt" means all indebtedness issued, incurred, assumed or guaranteed by the Company or a Restricted Subsidiary, or for the payment of which it is otherwise primarily or secondarily liable, maturing by its terms more than one year from the date of the creation thereof or renewable or refundable at the option of the obligor to a date more than one year from the date of the original creation thereof.

         "Global Securities" means Securities that are in the form of the Securities attached hereto as Exhibit A-1, and that are issued to a Depositary.

         "Holder" or "Securityholder" means a person in whose name a Security is registered on the Registrar's books.

         "Indebtedness" means, without duplication, the principal or face amount of (i) all obligations for borrowed money, (ii) all obligations evidenced by debentures, notes or other similar instruments, (iii) all obligations in respect of letters of credit or bankers acceptances or similar instruments (or reimbursement obligations with respect thereto), (iv) all obligations to pay the deferred purchase price of property or services, except trade accounts payable arising in the ordinary course of business, (v) all obligations as lessee which are capitalized in accordance with generally accepted accounting principles, and
(vi) all Indebtedness of others guaranteed by such person or for which such person is legally responsible or liable (whether by agreement to purchase indebtedness of, or to supply funds or to invest in, others).

         "Indenture" means this Indenture, as amended or supplemented from time to time in accordance with the terms hereof, including the provisions of the TIA that are deemed to be a part hereof.

         "Initial Purchasers" means Morgan Stanley & Co. Incorporated, Salomon Smith Barney, Inc., Suntrust Capital Markets, Inc. and Wachovia Securities Inc.

         "Issue Date" of any Security means the date on which the Security was originally issued or deemed issued as set forth on the face of the Security.

         "Liquidated Damages Amount" has the meaning specified in the Registration Rights Agreement dated as of August 26, 2002, by and among the Company and the Initial Purchasers.

         "NYSE" means The New York Stock Exchange.

         "Officer" means the Chairman of the Board, the Vice Chairman, the President, the Chief Operating Officer, the Chief Financial Officer, any Vice President, the Controller, the Treasurer, and the Secretary.

         "Officers' Certificate" means a written certificate containing the information specified in Sections 11.4 and 11.5, signed in the name of the Company by any two Officers, and delivered to the Trustee. An Officers' Certificate given pursuant to Section 4.3 shall be signed by an authorized financial or accounting officer of the Company but need not contain the information specified in Sections 11.4 and 11.5.

         "Opinion of Counsel" means a written opinion containing the information specified in Sections 11.4 and 11.5, from legal counsel. The counsel may be an employee of, or counsel to, the Company.

         "person" means any individual, corporation, limited liability company, partnership, joint venture, association, joint-stock company, trust, unincorporated organization, or government or any agency or political subdivision thereof.

         "Principal Property" means any manufacturing plant located within the United States of America (other than its territories or possessions) and owned or leased by the Company or any Subsidiary, except any such plant that, in the opinion of the Board of Directors of the Company, is not of material importance to the business conducted by the Company and its Subsidiaries, taken as a whole.

         "Redemption Date" or "redemption date" shall mean the date specified in a notice of redemption on which the Securities may be redeemed in accordance with the terms of the Securities and this Indenture.

         "Redemption Price" or "redemption price" shall have the meaning set forth in Paragraph 5 of the Securities.

         "Responsible Officer" shall mean, when used with respect to the Trustee, any officer within the corporate trust administration division of the Trustee having direct responsibility for the administration of this Indenture, including, without limitation, any vice president, assistant vice president, assistant treasurer or any other officer of the Trustee customarily performing functions similar to those performed by any of the above designated officers and also means, with respect to a particular corporate trust matter, any other officer to whom such matter is referred because of his knowledge of and familiarity with the particular subject and who shall have direct responsibility for the administration of this Indenture.

         "Restricted Common Stock Legend" means the legend labeled as such and that is set forth in Exhibit C hereto.

         "Restricted Security" means a Security required to bear the restrictive legend set forth in the form of Security set forth in Exhibits A-1 and A-2 of this Indenture.

         "Restricted Subsidiary" means any Subsidiary that owns or leases a Principal Property.

         "Rule 144A" means Rule 144A under the Securities Act (or any successor provision), as it may be amended from time to time.

         "Sale Price" of the shares of Common Stock on any date means the closing per share sale price (or, if no closing sale price is reported, the average of the bid and ask prices or, if more than one in either case, the average of the average bid and the average asked prices) on such date as reported on the NYSE or, if the shares of Common Stock are not listed on the NYSE, as reported by the National Association of Securities Dealers Automated Quotation system. In the absence of such quotations, the Company shall be entitled to determine the sales price on the basis of such quotations as it considers appropriate.

         "SEC" means the Securities and Exchange Commission.

         "Securities" means any of the Company's 3.5% Convertible Debentures due 2022, as amended or supplemented from time to time, issued under this Indenture.

         "Securities Act" means the Securities Act of 1933, as amended.

         "Shelf Registration Statement" shall have the meaning set forth in the Registration Rights Agreement dated as of August 26, 2002, by and among the Company and the Initial Purchasers.

         "Stated Maturity," when used with respect to any Security, means August 15, 2022.

         "Subsidiary" means any corporation of which the Company, or the Company and one or more Subsidiaries, or any one or more Subsidiaries, directly or indirectly own at the time (i) more than fifty per cent (50%) of the outstanding capital stock having under ordinary circumstances (not dependent upon the happening of a contingency) voting power in the election of members of the board of directors, managers or trustees of said corporation, and (ii) securities having at such time voting power to elect at least a majority of the members of the board of directors, managers or trustees of said corporation.

         "TIA" means the Trust Indenture Act of 1939 as in effect on the date of this Indenture, provided, however, that in the event the TIA is amended after such date, TIA means, to the extent required by any such amendment, the TIA as so amended.

         "trading day" means a day during which trading in securities generally occurs on the NYSE or, if the Common Stock is not listed on the NYSE, on the principal other national or regional securities exchange on which the Common Stock then is listed or, if the Common Stock is not listed on a national or regional securities exchange, on the National Association of Securities Dealers Automated Quotation System or, if the Common Stock is not quoted on the National Association of Securities Dealers Automated Quotation System, on the principal other market on which the Common Stock is then traded.

         "Trustee" means the party named as the "Trustee" in the first paragraph of this Indenture until a successor replaces it pursuant to the applicable provisions of this Indenture and, thereafter, shall mean such successor. The foregoing sentence shall likewise apply to any subsequent such successor or successors.

         "Vice President," when used with respect to the Company, means any vice president, whether or not designated by a number or a word or words added before or after the title "vice president."

         "Wholly-owned Restricted Subsidiary" means a Restricted Subsidiary all of the outstanding capital stock of which, other than directors' qualifying shares, and all of the Funded Debt of which, shall at the time be owned by the Company or by one or more Wholly-owned Restricted Subsidiaries, or by the Company in conjunction with one or more Wholly-owned Restricted Subsidiaries.

         Section 1.2. Other Definitions

Term:                                                        Defined in Section:
"Act".....................................................   1.5
"additional lien".........................................   5.1
"Agent Members"...........................................   2.12(e)
"Average Sale Price"......................................   10.1
"beneficial owner"........................................   3.8(a)
"Change of Control".......................................   3.8(a)
"Change of Control Purchase Date".........................   3.8(a)
"Change of Control Purchase Notice".......................   3.8(b)
"Change of Control Purchase Price"........................   3.8(a)
"Clearstream".............................................   2.1(a)
"Company Notice"..........................................   3.7(b)
"comparable yield"........................................   4.7
"Conversion Agent"........................................   2.3
"Conversion Date".........................................   10.2
"Conversion Price"........................................   10.1
"Conversion Rate".........................................   10.1
"Euroclear"...............................................   2.1(a)
"Event of Default"........................................   6.1
"Ex-Dividend Time"........................................   10.1
"Expiration Time".........................................   10.10
"fair market value".......................................   10.1
"Government Contracts"....................................   4.9(h)
"Government Obligations"..................................   8.1
"Interest Payment Date"...................................   Exhibit A-1
"Legal Holiday"...........................................   11.8
"Legend"..................................................   2.6(f)
"Moody's".................................................    Exhibit A-1
"Notice of Default".......................................   6.1
"Paying Agent"............................................   2.3
"projected payment schedule"..............................   4.7
"Purchase Date"...........................................   3.7(a)
"Purchase Notice".........................................   3.7(a)
"Purchase Price"..........................................   3.7(a)
"Purchased Shares"........................................   10.10
"QIB".....................................................   2.1(a)
"Registrar"...............................................   2.3
"Regular Record Date".....................................   Exhibit A-1
"Regulation S"............................................   2.1(a)
"Reset Date"..............................................   Exhibit A-1
"Rule 144A"...............................................   2.1(a)
"Rule 144A Information"...................................   4.6
"S&P".....................................................   Exhibit A-1
"Spin-off"................................................   10.8

Term:                                                        Defined in Section:
"Time of Determination"...................................   10.1
"transfer"................................................   2.12(d)
"Voting Stock"............................................   3.8(a)

         Section 1.3. Incorporation by Reference of Trust Indenture Act. Whenever this Indenture refers to a provision of the TIA, the provision is incorporated by reference in and made a part of this Indenture. The following TIA terms used in this Indenture have the following meanings:

                  "Commission" means the SEC.

                  "indenture securities" means the Securities.

                  "indenture securityholder" means a Securityholder.

                  "indenture to be qualified" means this Indenture.

                  "indenture trustee" or "institutional trustee" means the Trustee.

                  "obligor" on the indenture securities means the Company.

         All other TIA terms used in this Indenture that are defined by the TIA, defined by TIA reference to another statute or defined by SEC rule have the meanings assigned to them by such definitions.

          Section 1.4. Rules of Construction Unless the context otherwise requires:

         (1) a term has the meaning assigned to it;

         (2) an accounting term not otherwise defined has the meaning assigned to it in accordance with generally accepted accounting principles as in effect in the United States from time to time;

         (3) "or" is not exclusive;

         (4) "including" means including, without limitation; and

         (5) words in the singular include the plural, and words in the plural include the singular.

         Section 1.5. Acts of Holders. (a) Any request, demand, authorization, direction, notice, consent, waiver or other action provided by this Indenture to be given or taken by Holders may be embodied in and evidenced by one or more instruments of substantially similar tenor signed by such Holders in person or by agent duly appointed in writing; and, except as herein otherwise expressly provided, such action shall become effective when such instrument or instruments are delivered to the Trustee and, where it is hereby expressly required, to the Company. Such instrument or instruments (and the action embodied therein and evidenced thereby) are herein sometimes referred to as the "Act" of Holders signing such instrument or instruments. Proof of execution of any such instrument or of a writing appointing any such agent shall be sufficient for any purpose of this Indenture and (subject to Section 7.1) conclusive in favor of the Trustee and the Company, if made in the manner provided in this Section 1.5.

         (b) The fact and date of the execution by any person of any such instrument or writing may be proved by the affidavit of a witness of such execution or by a certificate of a notary public or other officer authorized by law to take acknowledgments of deeds, certifying that the individual signing such instrument or writing acknowledged to such officer the execution thereof. Where such execution is by a signer acting in a capacity other than such signer's individual capacity, such certificate or affidavit shall also constitute sufficient proof of such signer's authority. The fact and date of the execution of any such instrument or writing, or the authority of the person executing the same, may also be proved in any other manner which the Trustee deems sufficient.

         (c) The ownership of Securities shall be proved by the register for the Securities.

         (d) Any request, demand, authorization, direction, notice, consent, waiver or other Act of the Holder of any Security shall bind every future Holder of the same Security and the holder of every Security issued upon the registration of transfer thereof or in exchange therefor or in lieu thereof in respect of anything done, omitted or suffered to be done by the Trustee or the Company in reliance thereon, whether or not notation of such action is made upon such Security.

         (e) If the Company shall solicit from the Holders any request, demand, authorization, direction, notice, consent, waiver or other Act, the Company may, at its option, by or pursuant to a resolution of the Board of Directors, fix in advance a record date for the determination of Holders entitled to give such request, demand, authorization, direction, notice, consent, waiver or other Act, but the Company shall have no obligation to do so. If such a record date is fixed, such request, demand, authorization, direction, notice, consent, waiver or other Act may be given before or after such record date, but only the Holders of record at the close of business on such record date shall be deemed to be Holders for the purposes of determining whether Holders of the requisite proportion of outstanding Securities have authorized or agreed or consented to such request, demand, authorization, direction, notice, consent, waiver or other Act, and for that purpose the outstanding Securities shall be computed as of such record date; provided, however, that no such authorization, agreement or consent by the Holders on such record date shall be deemed effective unless it shall become effective pursuant to the provisions of this Indenture not later than six months after the record date.

                                   ARTICLE II

                                 THE SECURITIES

         Section 2.1. Form and Dating. The Securities and the Trustee's certificate of authentication shall be substantially in the form of Exhibits A-1 and A-2, which are a part of this Indenture. To the extent any provisions of the Securities and this Indenture are in conflict, the provisions of this Indenture shall control. The Securities may have notations, legends or endorsements required by law, stock exchange rule or usage (provided that any such notation, legend or endorsement required by usage is in a form acceptable to the Company). The Company shall provide any such notations, legends or endorsements to the Trustee in writing. Each Security shall be dated the date of its authentication.

         (a) 144A/ Regulation S Global Securities. The Securities are being offered and sold (i) in reliance on Regulation S under the Securities Act ("Regulation S") or (ii) to "qualified institutional buyers" as defined in Rule 144A ("QIBs") in reliance on Rule 144A under the Securities Act ("Rule 144A"), and shall be issued in the form of one or more permanent Global Securities substantially in the form of Exhibit A-1. Such Global Securities shall be deposited on behalf of the purchasers of the Securities represented thereby with the Trustee at its Corporate Trust Office, as custodian for the Depositary, registered in the name of the Depositary or a nominee of the Depositary for the accounts of participants in the Depositary (and, in the case of Securities held in accordance with Regulation S, registered with the Depositary for the accounts of designated agents holding on behalf of the Euroclear System ("Euroclear") or Clearstream Banking, societe anonyme ("Clearstream")), duly executed by the Company and authenticated by the Trustee as hereinafter provided. The aggregate principal amount of a Global Security may from time to time be increased or decreased by adjustments made on the records of the Trustee and the Depositary or its nominee as hereinafter provided.

         (b) Global Securities in General. Each Global Security shall represent such of the outstanding Securities as shall be specified therein and each shall provide that it shall represent the aggregate amount of outstanding Securities from time to time endorsed thereon and that the aggregate amount of outstanding Securities represented thereby may from time to time be reduced or increased, as appropriate, to reflect exchanges, redemptions, repurchases and conversions.

         Any adjustment of the aggregate principal amount of a Global Security to reflect the amount of any increase or decrease in the amount of outstanding Securities represented thereby shall be made by the Trustee in accordance with instructions given by the Holder thereof as required by Section 2.12 hereof and shall be made on the records of the Trustee and the Depositary.

         (c) Book-Entry Provisions. This Section 2.1(c) shall apply only to Global Securities deposited with or on behalf of the Depositary.

         The Company shall execute and the Trustee shall, in accordance with this Section 2.1(c), authenticate and deliver initially one or more Global Securities that (a) shall be registered in the name of the Depositary, (b) shall be delivered by the Trustee to the Depositary or pursuant to the Depositary's instructions and (c) shall bear legends substantially to the following effect:

                  "UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY TO THE ISSUER OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN

                  AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY (AND ANY PAYMENT HEREON IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL SINCE THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

                  TRANSFERS OF THIS GLOBAL SECURITY SHALL BE LIMITED TO TRANSFERS TO NOMINEES OF THE DEPOSITORY TRUST COMPANY OR TO A SUCCESSOR THEREOF OR SUCH SUCCESSOR'S NOMINEE AND TRANSFERS OF PORTIONS OF THIS GLOBAL SECURITY SHALL BE LIMITED TO TRANSFERS MADE IN ACCORDANCE WITH THE RESTRICTIONS SET FORTH IN ARTICLE TWO OF THE INDENTURE REFERRED TO ON THE REVERSE HEREOF."

         (d) Certificated Securities. In the event that the Securities are issued as Certificated Securities, including pursuant to Section 2.12(a)(ii), such Securities will be issued substantially in the form of Exhibit A-2 attached hereto.

         Section 2.2. Execution and Authentication. The Securities shall be executed on behalf of the Company by any Officer. The signature of the Officer on the Securities may be manual or facsimile.

         Securities bearing the manual or facsimile signatures of individuals who were at the time of the execution of the Securities Officers of the Company shall bind the Company, notwithstanding that such individuals or any of them have ceased to hold such offices prior to the authentication and delivery of such Securities or did not hold such offices at the date of authentication of such Securities.

         No Security shall be entitled to any benefit under this Indenture or be valid or obligatory for any purpose unless there appears on such Security a certificate of authentication substantially in the form provided for herein duly executed by the Trustee by manual signature of an authorized officer, and such certificate upon any Security shall be conclusive evidence, and the only evidence, that such Security has been duly authenticated and delivered hereunder.

         The Trustee shall authenticate and deliver the Securities for original issue in an aggregate principal amount of up to $150,000,000 upon one or more Company Orders without any further action by the Company. The aggregate principal amount of the Securities due at the Stated Maturity thereof outstanding at any time may not exceed the amount set forth in the foregoing sentence, except as provided in Section 2.7.

         The Securities shall be issued only in registered form without coupons and only in denominations of $1,000 of principal amount and any integral multiple thereof.

         Section 2.3. Registrar, Paying Agent and Conversion Agent. The Company shall maintain an office or agency where Securities may be presented for registration of transfer or for exchange ("Registrar"), an office or agency where Securities may be presented for purchase or payment ("Paying Agent") and an office or agency where Securities may be presented for conversion ("Conversion Agent"). The Registrar shall keep a register of the Securities and of their transfer and exchange. The Company may have one or more co-registrars, one or more additional Paying Agents and one or more additional conversion agents. The term Paying Agent includes any additional Paying Agent, including any named pursuant to Section 4.5. The term Conversion Agent includes any additional conversion agent, including any named pursuant to Section 4.5.

         The Company shall enter into an appropriate agency agreement with any Registrar, Paying Agent, Conversion Agent or co-registrar (that is not also the Trustee). The agreement shall implement the provisions of this Indenture that relate to such agent. The Company shall notify the Trustee of the name and address of any such agent. If the Company fails to maintain a Registrar, Paying Agent or Conversion Agent, the Trustee shall act as such and shall be entitled to appropriate compensation therefor pursuant to Section 7.7. The Company or any Subsidiary or an Affiliate of either of them may act as Paying Agent, Registrar, Conversion Agent or co-registrar.

         The Company initially appoints the Trustee as Registrar, Conversion Agent and Paying Agent in connection with the Securities.

         Section 2.4. Paying Agent and Trustee To Hold Money in Trust. Except as otherwise provided herein, on or prior to each due date of payments in respect of any Security, the Company shall deposit with the Paying Agent a sum of money (in immediately available funds if deposited on the due date) sufficient to make such payments when so becoming due. The Company shall require each Paying Agent (other than the Trustee) to agree in writing that the Paying Agent shall hold in trust for the benefit of Securityholders or the Trustee all money held by the Paying Agent for the making of payments in respect of the Securities and shall notify the Trustee of any default by the Company in making any such payment. At any time during the continuance of any such default, the Paying Agent shall, upon the written request of the Trustee, forthwith pay to the Trustee all money so held in trust. If the Company, a Subsidiary or an Affiliate of either of them acts as Paying Agent, it shall segregate the money held by it as Paying Agent and hold it as a separate trust fund. The Company at any time may require a Paying Agent to pay all money held by it to the Trustee and to account for any funds disbursed by it. Upon doing so, the Paying Agent shall have no further liability for the money.

         The Trustee and the Paying Agent shall return to the Company any money held by them for the payment of any amount with respect to the Securities that remains unclaimed for two years, subject to applicable unclaimed property law. After return to the Company, Holders entitled to the money must look to the Company for payment as general creditors unless an applicable abandoned property law designates another person.

         Section 2.5. Securityholder Lists. The Trustee shall preserve in as current a form as is reasonably practicable the most recent list available to it of the names and addresses of Securityholders. If the Trustee is not the Registrar, the Company shall cause the Registrar to furnish to the Trustee at least semiannually on January 15 and July 15 a listing of Securityholders dated within 15 days of the date on which the list is furnished and at such other times as the Trustee may request in writing a list in such form and as of such date as the Trustee may reasonably require of the names and addresses of Securityholders.

         Section 2.6. Transfer and Exchange. (a) Subject to Section 2.12 hereof, upon surrender for registration of transfer of any Security, together with a written instrument of transfer satisfactory to the Registrar duly executed by the Securityholder or such Securityholder's attorney duly authorized in writing, at the office or agency of the Company designated as Registrar or co-registrar pursuant to Section 2.3, the Company shall execute, and the Trustee shall authenticate and deliver, in the name of the designated transferee or transferees, one or more new Securities of any authorized denomination or denominations, of a like aggregate principal amount. The Company shall not charge a service charge for any registration of transfer or exchange, but the Company may require payment of a sum sufficient to pay all taxes, assessments or other governmental charges that may be imposed in connection with the transfer or exchange of the Securities from the Securityholder requesting such transfer or exchange.

         At the option of the Holder, Securities may be exchanged for other Securities of any authorized denomination or denominations, of a like aggregate principal amount, upon surrender of the Securities to be exchanged, together with a written instrument of transfer satisfactory to the Registrar duly executed by the Securityholder or such Securityholder's attorney duly authorized in writing, at such office or agency. Whenever any Securities are so surrendered for exchange, the Company shall execute, and the Trustee shall authenticate and deliver, the Securities, which the Holder making the exchange is entitled to receive.

         The Company shall not be required to make, and the Registrar need not register, transfers or exchanges of Securities selected for redemption (except, in the case of Securities to be redeemed in part, the portion thereof not to be redeemed) or any Securities in respect of which a Purchase Notice or Change of Control Purchase Notice has been given and not withdrawn by the Holder thereof in accordance with the terms of this Indenture (except, in the case of Securities to be purchased in part, the portion thereof not to be purchased) or any Securities for a period of 15 days before the selection of Securities to be redeemed in part.

         The Trustee shall have no obligation or duty to monitor, determine or inquire as to compliance with any restrictions on transfer imposed under this Indenture or under applicable law with respect to any transfer of any interest in any Security other than to require delivery of such certificates and other documentation or evidence as are expressly required by, and to do so if and when expressly required by the terms of, this Indenture, and to examine the same to determine substantial compliance as to form with the express requirements hereof.

         (b) Notwithstanding any provision to the contrary herein, so long as a Global Security remains outstanding and is held by or on behalf of the Depositary, transfers of a Global Security, in whole or in part, shall be made only in accordance with Section 2.12 and this Section 2.6(b); provided, however, that beneficial interests in a Global Security may be transferred to persons who take delivery thereof in the form of a beneficial interest in the Global Security in accordance with the transfer restrictions set forth under the heading "Notice to Investors" in the offering memorandum relating to the Securities dated August 20, 2002 and, if applicable, in the Legend.

         Except for transfers or exchanges made in accordance with Section 2.12, transfers of a Global Security shall be limited to transfers of such Global Security in whole, but not in part, to nominees of the Depositary or to a successor of the Depositary or such successor's nominee.

         In the event that a Global Security is exchanged for Securities in definitive form pursuant to Section 2.12 prior to the effectiveness of a Shelf Registration Statement with respect to such Securities, such exchange may occur, and such Securities may be further exchanged or transferred, only upon receipt by the Registrar of (1) such Global Security or such Securities in definitive form, duly endorsed as provided herein, as applicable, (2) instructions from the holder directing the Trustee to authenticate and deliver one or more Securities in definitive form of the same aggregate principal amount as the Global Security or the Securities in definitive form (or portion thereof), as applicable, to be transferred, such instructions to contain the name or names of the designated transferee or transferees, the authorized denomination or denominations of the Securities in definitive form to be so issued and appropriate delivery instructions, and (3) such certifications or other information and, in the case of transfers pursuant to Rule 144 under the Securities Act, legal opinions as the Company may reasonably require to confirm that such transfer is being made pursuant to an exemption from, or in a transaction not subject to, the registration requirements of the Securities Act (including the certification requirements intended to ensure that such transfers comply with Rule 144A or Regulation S under the Securities Act, as the case may be), and upon compliance with such other procedures as may from time to time be adopted by the Company and the Registrar.

         (c) Successive registrations and registrations of transfers and exchanges as aforesaid may be made from time to time as desired, and each such registration shall be noted on the register for the Securities.

         (d) Any Registrar appointed pursuant to Section 2.3 hereof shall provide to the Trustee such information as the Trustee may reasonably require in connection with the delivery by such Registrar of Securities upon transfer or exchange of Securities.

         (e) No Registrar shall be required to make registrations of transfer or exchange of Securities during any periods designated in the text of the Securities or in this Indenture as periods during which such registration of transfers and exchanges need not be made.

         (f) Except for transfers in connection with a Shelf Registration Statement, if Securities are issued upon the transfer, exchange or replacement of Securities subject to restrictions on transfer and bearing the legends set forth on the forms of Security attached hereto as Exhibits A-1 and A-2 setting forth such restrictions (collectively, the "Legend"), or if a request is made to remove the Legend on a Security, the Securities so issued shall bear the Legend, or the Legend shall not be removed, as the case may be, unless there is delivered to the Company and the Registrar such satisfactory evidence (which in the case of a transfer pursuant to Rule 144 under the Securities Act may include a legal opinion), as may be reasonably required by the Company and the Registrar, that neither the Legend nor the restrictions on transfer set forth therein are required to ensure that transfers thereof comply with the provisions of Rule 144A, Regulation S or Rule 144 under the Securities Act or that such Securities are not "restricted" within the meaning of Rule 144 under the Securities Act. Upon (i) provision of such satisfactory evidence, or (ii) notification by the Company to the Trustee and Registrar of the sale of such Security pursuant to a registration statement that is effective at the time of such sale, the Trustee, at the written direction of the Company, shall authenticate and deliver a Security that does not bear the Legend. If the Legend is removed from the face of a Security and the Security is subsequently held by the Company or an Affiliate of the Company, the Legend shall be reinstated.

         (g) Anything to the contrary herein notwithstanding, the Company and the Trustee may impose such transfer, certification, exchange or other requirements, and require such restrictive legends on certificates evidencing the Securities, as (i) they may determine are necessary to ensure compliance with the securities laws of the United States and the states therein and any other applicable laws, (ii) to ensure that the Shelf Registration Statement or amendment covering the Securities or shares of Common Stock to be issued upon conversion of the Securities is declared effective by the Commission or (iii) as the Depositary may require.

         Section 2.7. Replacement Securities. If (a) any mutilated Security is surrendered to the Trustee, or (b) the Company and the Trustee receive evidence to their satisfaction of the destruction, loss or theft of any Security, and there is delivered to the Company and the Trustee such security or indemnity as may be required by them to save each of them harmless, then, in the absence of notice to the Company or the Trustee that such Security has been acquired by a protected purchaser as defined in the New York Uniform Commercial Code, the Company shall execute and upon its written request the Trustee shall authenticate and deliver, in exchange for any such mutilated Security or in lieu of any such destroyed, lost or stolen Security, a new Security of like tenor and principal amount, bearing a certificate number not contemporaneously outstanding.

         In case any such mutilated, destroyed, lost or stolen Security has become or is about to become due and payable, or is about to be purchased by the Company pursuant to Article III hereof, the Company in its discretion may, instead of issuing a new Security, pay or purchase such Security, as the case may be.

         Upon the issuance of any new Securities under this Section 2.7, the Company may require the payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in relation thereto and any other expenses (including the fees and expenses of the Trustee) connected therewith.

         Every new Security issued pursuant to this Section 2.7 in lieu of any mutilated, destroyed, lost or stolen Security shall constitute an original additional contractual obligation of the Company, whether or not the destroyed, lost or stolen Security shall be at any time enforceable by anyone, and shall be entitled to all benefits of this Indenture equally and proportionately with any and all other Securities duly issued hereunder.

         The provisions of this Section 2.7 are exclusive and shall preclude (to the extent lawful) all other rights and remedies with respect to the replacement or payment of mutilated, destroyed, lost or stolen Securities.

         Section 2.8. Outstanding Securities; Determinations of Holders' Action Securities outstanding at any time are all the Securities authenticated by the Trustee except for those cancelled by it, those paid pursuant to Section 2.7, those delivered to it for cancellation and those described in this Section 2.8 as not outstanding. A Security does not cease to be outstanding because the Company or an Affiliate thereof holds the Security; provided, however, that in determining whether the Holders of the requisite principal amount of Securities have given or concurred in any request, demand, authorization, direction, notice, consent, waiver or other Act hereunder, Securities owned by the Company or any other obligor upon the Securities or any Affiliate of the Company or such other obligor shall be disregarded and deemed not to be outstanding, except that, in determining whether the Trustee shall be protected in relying upon any such request, demand, authorization, direction, notice, consent, waiver or other Act, only Securities which a Responsible Officer of the Trustee actually knows to be so owned shall be so disregarded. Subject to the foregoing, only Securities outstanding at the time of such determination shall be considered in any such determination (including, without limitation, determinations pursuant to Articles VI and IX).

         If a Security is replaced pursuant to Section 2.7, it ceases to be outstanding unless the Trustee receives proof satisfactory to it that the replaced Security is held by a protected purchaser.

         If the Paying Agent holds, in accordance with this Indenture, on a Redemption Date, or on the Business Day following a Purchase Date or a Change of Control Purchase Date, or on Stated Maturity, money sufficient to pay Securities payable on that date, then immediately after such Redemption Date, Purchase Date, Change of Control Purchase Date or Stated Maturity, as the case may be, such Securities shall cease to be outstanding and interest, if any, on such Securities shall cease to accrue; provided, however, that if such Securities are to be redeemed, notice of such redemption has been duly given pursuant to this Indenture or provision therefor satisfactory to the Trustee has been made.

         If a Security is converted in accordance with Article X, then from and after the Conversion Date, such Security shall cease to be outstanding and interest, if any, shall cease to accrue on such Security.

         Section 2.9. Temporary Securities Pending the preparation of definitive Securities, the Company may execute, and upon Company Order the Trustee shall authenticate and deliver, temporary Securities which are printed, lithographed, typewritten, mimeographed or otherwise produced, in any authorized denomination, substantially of the tenor of the definitive Securities in lieu of which they are issued and with such appropriate insertions, omissions, substitutions and other variations as the Officers executing such Securities may determine, as conclusively evidenced by their execution of such Securities.

         If temporary Securities are issued, the Company will cause definitive Securities to be prepared without unreasonable delay. After the preparation of definitive Securities, the temporary Securities shall be exchangeable for definitive Securities upon surrender of the temporary Securities at the office or agency of the Company designated for such purpose pursuant to Section 2.3, without charge to the Holder. Upon surrender for cancellation of any one or more temporary Securities the Company shall execute and the Trustee shall authenticate and deliver in exchange therefor a like principal amount of definitive Securities of authorized denominations. Until so exchanged the temporary Securities shall in all respects be entitled to the same benefits under this Indenture as definitive Securities.

         Section 2.10. Cancellation. All Securities surrendered for payment, purchase by the Company pursuant to Article III, conversion, redemption or registration of transfer or exchange shall, if surrendered to any person other than the Trustee, be delivered to the Trustee and shall be promptly cancelled by it. The Company may at any time deliver to the Trustee for cancellation any Securities previously authenticated and delivered hereunder which the Company may have acquired in any manner whatsoever, and all Securities so delivered shall be promptly cancelled by the Trustee. The Company may not issue new Securities to replace Securities it has paid or delivered to the Trustee for cancellation or that any Holder has converted pursuant to Article X. No Securities shall be authenticated in lieu of or in exchange for any Securities cancelled as provided in this Section 2.10, except as expressly permitted by this Indenture. All cancelled Securities held by the Trustee shall be disposed of by the Trustee in accordance with the Trustee's customary procedure.

         Section 2.11. Persons Deemed Owners. Prior to due presentment of a Security for registration of transfer, the Company, the Trustee and any agent of the Company or the Trustee may treat the person in whose name such Security is registered in the records of the Registrar as the owner of such Security for the purpose of receiving payment of principal of the Security or the payment of any Redemption Price, Purchase Price or Change of Control Purchase Price in respect thereof, and interest thereon, for the purpose of conversion and for all other purposes whatsoever, whether or not such Security be overdue, and neither the Company, the Trustee nor any agent of the Company or the Trustee shall be affected by notice to the contrary.

         Section 2.12. Global Securities. (a) Notwithstanding any other provisions of this Indenture or the Securities, (A) transfers of a Global Security, in whole or in part, shall be made only in accordance with Section 2.6(b) and Section 2.12(a)(i), (B) transfers of a beneficial interest in a Global Security for a Certificated Security shall comply with Section 2.6 and
Section 2.12(a)(ii) below, and (C) transfers of a Certificated Security shall comply with Section 2.6 and Sections 2.12(a)(iii) and (iv) below.

                  (i) Transfer of Global Security. A Global Security may not be transferred, in whole or in part, to any person other than the Depositary or one or more nominees or any successor thereof, and no such transfer to any such other person may be registered; provided, however, that this clause (i) shall not prohibit any transfer of a Security that is issued in exchange for a Global Security but is not itself a Global Security. No transfer of a Security to any person shall be effective under this Indenture or the Securities unless and until such Security has been registered in the name of such person. Nothing in this Section 2.12(a)(i) shall prohibit or render ineffective any transfer of a beneficial interest in a Global Security effected in accordance with the other provisions of this Section 2.12(a).

                  (ii) Restrictions on Transfer of a Beneficial Interest in a Global Security for a Certificated Security. A beneficial interest in a Global Security may not be exchanged for a Certificated Security except upon the circumstances contemplated in

         Section 2.12(e)(1) below and additionally, upon satisfaction of the requirements set forth below. Upon receipt by the Trustee of a transfer of a beneficial interest in a Global Security in accordance with Applicable Procedures for a Certificated Security in the form satisfactory to the Trustee, together with:

                  (A) so long as the Securities are Restricted Securities, certification in the form set forth in Exhibit B,

                  (B) written instructions to the Trustee to make, or direct the Registrar to make, an adjustment on its books and records with respect to such Global Security to reflect a decrease in the aggregate principal amount of the Securities represented by the Global Security, such instructions to contain information regarding the Depositary account to be credited with such decrease, and

                  (C) if the Company so requests, an opinion of counsel or other evidence reasonably satisfactory to it as to the compliance with the restrictions set forth in the Legend,

         the Trustee shall cause, or direct the Registrar to cause, in accordance with the standing instructions and procedures existing between the Depositary and the Registrar, the aggregate principal amount of the Securities represented by the Global Security to be decreased by the aggregate principal amount of the Certificated Security to be issued, shall issue such Certificated Security and shall debit or cause to be debited to the account of the person specified in such instructions a beneficial interest in the Global Security equal to the principal amount of the Certificated Security so issued.

                  (iii) Transfer and Exchange of Certificated Securities. When Certificated Securities are presented to the Registrar with a request:

                           (y) to register the transfer of such Certificated
                  Securities; or

                           (z) to exchange such Certificated Securities for an
                  equal principal amount of Certificated Securities of other authorized denominations,

         the Registrar shall register the transfer or make the exchange as requested if its reasonable requirements for such transaction are met; provided, however, that the Certificated Securities surrendered for transfer or exchange:

         (1) shall be duly endorsed or accompanied by a written instrument of transfer in form reasonably satisfactory to the Company and the Registrar, duly executed by the Holder thereof or his attorney duly authorized in writing; and

         (2) so long as such Securities are Restricted Securities, such Securities are being transferred or exchanged pursuant to an effective registration statement under the Securities Act or pursuant to clause (A), (B) or (C) below, and are accompanied by the following additional information and documents, as applicable:

                  (A) if such Certificated Securities are being transferred to the Company, a certification to that effect; or

                  (B) if such Certificated Securities are being delivered to the Registrar by a Holder for registration in the name of such Holder, without transfer, a certification from such Holder to that effect; or

                  (C) if such Certificated Securities are being transferred pursuant to an exemption from registration, (i) a certification to that effect (in the form set forth in Exhibit B, if applicable) and (ii) if the Company so requests, an opinion of counsel or other evidence reasonably satisfactory to it as to the compliance with the restrictions set forth in the Legend.

                  (iv) Restrictions on Transfer of a Certificated Security for a Beneficial Interest in a Global Security. A Certificated Security may not be exchanged for a beneficial interest in a Global Security except upon satisfaction of the requirements set forth below.

                  Upon receipt by the Trustee of a Certificated Security, duly endorsed or accompanied by appropriate instruments of transfer, in form satisfactory to the Trustee, together with:

                  (I) so long as the Securities are Restricted Securities, certification, in the form set forth in Exhibit B, that such Certificated Security is being transferred in accordance with Rule 144A, Regulation S or Rule 144; and

                  (II) written instructions directing the Trustee to make, or to direct the Registrar to make, an adjustment on its books and records with respect to such Global Security to reflect an increase in the aggregate principal amount of the Securities represented by the Global Security, such instructions to contain information regarding the Depositary account to be credited with such increase, then the Trustee shall cancel such Certificated Security and cause, or direct the Registrar to cause, in accordance with the standing instructions and procedures existing between the Depositary and the Registrar, the aggregate principal amount of Securities represented by the Global Security to be increased by the aggregate principal amount of the Certificated Security to be exchanged, and shall credit or cause to be credited to the account of the person specified in such instructions a beneficial interest in the Global Security equal to the principal amount of the Certificated Security so cancelled. If no Global Securities are then outstanding, the Company shall issue and the Trustee shall authenticate, upon receipt of a Company Order, a new Global Security in the appropriate principal amount.

         (b) Subject to Section 2.12(c), every Security shall be subject to the restrictions on transfer provided in the Legend. Whenever any Restricted Security is presented or surrendered for registration of transfer or for exchange for a Security registered in a name other than that of the Holder, such Security must be accompanied by a certificate in substantially the form set forth in Exhibit B, dated the date of such surrender and signed by the Holder of such Security, as to compliance with such restrictions on transfer. The Registrar shall not be required to accept for such registration of transfer or exchange any Security not so accompanied by a properly completed certificate.

         (c) The restrictions imposed by the Legend upon the transferability of any Security shall cease and terminate when such Security has been sold pursuant to an effective registration statement under the Securities Act or transferred in compliance with Rule 144 under the Securities Act (or any successor provision thereto) or, if earlier, upon the expiration of the holding period applicable to sales thereof under Rule 144(k) under the Securities Act (or any successor provision). Any Security as to which such restrictions on transfer shall have expired in accordance with their terms or shall have terminated may, upon a surrender of such Security for exchange to the Registrar in accordance with the provisions of this Section 2.12 (accompanied, in the event that such restrictions on transfer have terminated by reason of a transfer in compliance with Rule 144 or any successor provision, by an opinion of counsel having substantial experience in practice under the Securities Act and otherwise reasonably acceptable to the Company, addressed to the Company and in form acceptable to the Company, to the effect that the transfer of such Security has been made in compliance with Rule 144 or such successor provision), be exchanged for a new Security, of like tenor and aggregate principal amount, which shall not bear the restrictive Legend. The Company shall inform the Trustee of the effective date of any registration statement registering the resale of the Securities under the Securities Act. The Trustee shall not be liable for any action taken or omitted to be taken by it in good faith in accordance with the aforementioned opinion of counsel or registration statement.

         (d) As used in the Section 2.12(b) and (c), the term "transfer" encompasses any sale, pledge, transfer, loan, hypothecation, or other disposition of any Security.

         (e) The provisions of clauses (1), (2), (3) and (4) below shall apply only to Global Securities:

         (1) Notwithstanding any other provisions of this Indenture or the Securities, a Global Security shall not be exchanged in whole or in part for a Security registered in the name of any person other than the Depositary or one or more nominees or any successor thereof; provided, however, that a Global Security may be exchanged for Securities registered in the names of any person designated by the Depositary in the event that (i) the Depositary has notified the Company that it is unwilling or unable to continue as Depositary for such Global Security or such Depositary has ceased to be a "clearing agency" registered under the Exchange Act, and a successor Depositary is not appointed by the Company within 90 days, (ii) such Depositary is closed for business for 14 continuous days,
                  (iii) such Depositary announces an intention permanently to cease business or does in fact do so, (iv) an Event of Default has occurred and is continuing with respect to the Securities or (v) the Company in its sole discretion elects not to have the Securities represented by a Global Security and to cause the issuance of Certificated Securities. Any Global Security exchanged pursuant to clause (i), (ii), (iii) or (v) above shall be so exchanged in whole and not in part, and any Global Security exchanged pursuant to clause (iv) above may be exchanged in whole or from time to time in part as directed by the Depositary. Any Security issued in exchange for a Global Security or any portion thereof shall be a Global

                  Security; provided, however, that any such Security so issued that is registered in the name of a person other than the Depositary or a nominee thereof shall not be a Global Security and shall be deemed a Certificated Security.

         (2) Securities issued in exchange for a Global Security or any portion thereof shall be issued in definitive, fully registered form, without interest coupons, shall have an aggregate principal amount equal to that of such Global Security or portion thereof to be so exchanged, shall be registered in such names and be in such authorized denominations as the Depositary shall designate and shall bear the applicable legends provided for herein. Any Global Security to be exchanged in whole shall be surrendered by the Depositary to the Trustee, as Registrar. With regard to any Global Security to be exchanged in part, either such Global Security shall be so surrendered for exchange or, if the Trustee is acting as custodian for the Depositary or its nominee with respect to such Global Security, the principal amount thereof shall be reduced, by an amount equal to the portion thereof to be so exchanged, by means of an appropriate adjustment made on the records of the Trustee. Upon any such surrender or adjustment, the Trustee shall authenticate and deliver the Security issuable on such exchange to or upon the order of the Depositary or an authorized representative thereof.

         (3) Subject to the provisions of clause (5) below, the registered Holder may grant proxies and otherwise authorize any person, including Agent Members and persons that may hold interests through Agent Members, to take any action which a holder is entitled to take under this Indenture or the Securities.

         (4) In the event of the occurrence of any of the events specified in clause (1) above, the Company will promptly make available to the Trustee a reasonable supply of Certificated Securities in definitive, fully registered form, without interest coupons.

         (5) Neither any members of, or participants in, the Depositary (collectively, the "Agent Members") nor any other persons on whose behalf Agent Members may act shall have any rights under this Indenture with respect to any Global Security registered in the name of the Depositary or any nominee thereof, or under any such Global Security, and the Depositary or such nominee, as the case may be, may be treated by the Company, the Trustee and any agent of the Company or the Trustee as the absolute owner and holder of such Global Security for all purposes whatsoever. Notwithstanding the foregoing, nothing herein shall prevent the Company, the Trustee or any agent of the Company or the Trustee from giving effect to any written certification, proxy or other authorization furnished by the Depositary or such nominee, as the case may be, or impair, as between the Depositary, its Agent Members and any other person on whose behalf an Agent Member may act, the operation of customary practices of such Persons governing the exercise of the rights of a holder of any Security.

         Section 2.13. CUSIP Numbers. The Company may issue the Securities with one or more "CUSIP", "ISIN" and "CINS" numbers (if then generally in use), and, if so, the Trustee shall use "CUSIP", "ISIN" and "CINS" numbers in notices of redemption as a convenience to Holders; provided, however, that any such notice may state that no representation is made as to the correctness of such numbers either as printed on the Securities or as contained in any notice of a redemption and that reliance may be placed only on the other identification numbers printed on the Securities, and any such redemption shall not be affected by any defect in or omission of such numbers. The Company will promptly notify the Trustee of any change in the "CUSIP", "ISIN" and "CINS" numbers.

         Section 2.14. Ranking. The Indebtedness of the Company arising under or in connection with this Indenture and every outstanding Security issued under this Indenture from time to time constitutes and will constitute an unsubordinated unsecured obligation of the Company, ranking equally with other existing and future unsubordinated unsecured Indebtedness of the Company.

         Section 2.15. Regulation S Restrictions on Transfer. The Company agrees that it will refuse to register any transfer of Securities or any shares of Common Stock issued upon conversion of Securities that is not made in accordance with the provisions of Regulation S under the Securities Act, pursuant to a registration statement which has been declared effective under the Securities Act or pursuant to an available exemption from the registration requirements of the Securities Act; provided, however, that the provisions of this paragraph shall not be applicable to any Securities which do not bear a Legend or to any shares of Common Stock evidenced by certificates which do not bear a Restricted Common Stock Legend.

                                  ARTICLE III

                            REDEMPTION AND PURCHASES

         Section 3.1. Company's Right To Redeem; Notices to Trustee. The Company, at its option, may redeem the Securities, in whole or in part, in accordance with the provisions of Paragraph 5 of the Securities. If the Company elects to redeem Securities pursuant to Paragraph 5 of the Securities, it shall notify the Trustee in writing of the Redemption Date, the principal amount of Securities to be redeemed and the Redemption Price. The Company shall give the notice to the Trustee provided for in Section 3.3 by a Company Order, at least 40 days before the Redemption Date (unless a shorter notice shall be satisfactory to the Trustee).

         Section 3.2. Selection of Securities To Be Redeemed. If less than all the Securities are to be redeemed, unless the procedures of the Depositary provide otherwise, the Trustee shall select the Securities to be redeemed by lot, on a pro rata basis or by another method the Trustee considers fair and appropriate (so long as such method is not prohibited by the rules of any stock exchange on which the Securities are then listed). The Trustee shall make the selection at least 35 days but not more than 60 days before the Redemption Date from outstanding Securities not previously called for redemption. The Trustee may select for redemption portions of the principal amount of Securities that have denominations larger than $1,000. Securities and portions of Securities that the Trustee selects shall be in principal amounts of $1,000 or an integral multiple of $1,000, if less than all of the Securities are being redeemed. Provisions of this Indenture that apply to Securities called for redemption also apply to portions of Securities called for redemption. The Trustee shall notify the Company promptly of the Securities or portions of the Securities to be redeemed. If any Security selected for partial redemption is converted in part before termination of the conversion right with respect to the portion of the Security so selected, the converted portion of such Security shall be deemed (so far as may be) to be the portion selected for redemption. Securities, which have been converted during a selection of Securities to be redeemed, may be treated by the Trustee as outstanding for the purpose of such selection.

         Section 3.3. Notice of Redemption. At least 30 days but not more than 60 days before a Redemption Date, the Company shall mail a notice of redemption by first-class mail, postage prepaid, to each Holder of Securities to be redeemed. The notice shall identify the Securities to be redeemed and shall state:

         (1) the Redemption Date;

         (2) the Redemption Price;

         (3) the Conversion Rate;

         (4) the name and address of the Paying Agent and Conversion Agent;

         (5) that Securities called for redemption may be converted at any time before the close of business on the Business Day immediately preceding the Redemption Date, unless the Company defaults in making the payment due on the Redemption Date, in which case the conversion right shall terminate at the close of business on the date such default is cured and such payment is made;

         (6) that Holders who want to convert their Securities must satisfy the requirements set forth in Paragraph 8 of the Securities;

         (7) if fewer than all of the outstanding Securities are to be redeemed, the certificate numbers, if any, and principal amounts of the particular Securities to be redeemed;

         (8) that, unless the Company defaults in making payment of such Redemption Price, interest, if any, on Securities called for redemption will cease to accrue on and after the Redemption Date; and

         (9) the CUSIP, ISIN and CINS number(s) of the Securities.

         At the Company's request, the Trustee shall give the notice of redemption in the Company's name and at the Company's expense, provided that the Company makes such request at least five Business Days prior to the date by which such notice of redemption must be given to Holders in accordance with this
Section 3.3 unless a shorter period is agreed upon by the Trustee.

         Section 3.4. Effect of Notice of Redemption. Once notice of redemption is given, Securities called for redemption become due and payable on the Redemption Date and at the Redemption Price stated in the notice except for Securities which are converted in accordance with the terms of this Indenture. Upon surrender to the Paying Agent, such Securities shall be paid at the Redemption Price stated in the notice.

         Section 3.5. Deposit of Redemption Price. Prior to 10:00 a.m. (New York City time), on the Redemption Date, the Company shall deposit with the Paying Agent (or if the Company or a Subsidiary or an Affiliate of either of them is the Paying Agent, shall segregate and hold in trust) money sufficient to pay the Redemption Price of all Securities to be redeemed on that date other than Securities or portions of Securities called for redemption which on or prior thereto have been delivered by the Company to the Trustee for cancellation or have been converted. The Paying Agent shall as promptly as practicable return to the Company any money not required for that purpose because of conversion of Securities pursuant to Article X. If such money is then held by the Company in trust and is not required for such purpose it shall be discharged from such trust.

         Section 3.6. Securities Redeemed in Part. Upon surrender of a Security that is redeemed in part, the Company shall execute and the Trustee shall authenticate and deliver to the Holder a new Security in an authorized denomination equal in principal amount to the unredeemed portion of the Security surrendered.

         Section 3.7. Purchase of Securities by the Company at Option of the Holder. (a) General. Securities shall be purchased by the Company for cash pursuant to Paragraph 7(a) of the Securities at the option of the Holder on August 15, 2007, August 15, 2012 and August 15, 2017 (each, a "Purchase Date"), at 100.0% of the principal amount thereof plus accrued and unpaid interest, if any, to such Purchase Date (the "Purchase Price"). Purchases of Securities hereunder shall be made, at the option of the Holder thereof, upon:

         (1) delivery to the Paying Agent by the Holder of a written notice of purchase (a "Purchase Notice") during the period beginning at any time from the opening of business on the date that is 20 Business Days prior to the relevant Purchase Date until the close of business two Business Days prior to such Purchase Date stating:

                  (A) the certificate number of the Security which the Holder will deliver to be purchased or the appropriate Depositary procedures if Certificated Securities have not been issued,

                  (B) the portion of the principal amount of the Security which the Holder will deliver to be purchased, which portion must be in principal amounts of $1,000 or an integral multiple thereof, if less than all of the Securities are being delivered, and

                  (C) that such Security shall be purchased by the Company as of the Purchase Date pursuant to the terms and conditions specified in Paragraph 7 of the Securities and in this Indenture; and

         (2) delivery of such Security to the Paying Agent prior to, on or after the Purchase Date (together with all necessary endorsements) at the offices of the Paying Agent, such delivery being a condition to receipt by the Holder of the Purchase Price therefor; provided, however, that such Purchase Price shall be so paid pursuant to this Section 3.7 only if the Security so delivered to the Paying Agent shall conform in all respects to the description thereof in the related Purchase Notice, as determined by the Company.

         The Company shall purchase from the Holder thereof, pursuant to this
Section 3.7, a portion of a Security, only if the principal amount of such portion is $1,000 or an integral multiple of $1,000. Provisions of this Indenture that apply to the purchase of all of a Security also apply to the purchase of such portion of such Security.

         Any purchase by the Company contemplated pursuant to the provisions of this Section 3.7 shall be consummated by the delivery of the cash to be received by the Holder promptly following the later of the Purchase Date and the time of delivery of the Security.

         Notwithstanding anything herein to the contrary, any Holder delivering to the Paying Agent the Purchase Notice contemplated by this Section 3.7(a) shall have the right to withdraw such Purchase Notice at any time prior to the close of business on the Business Day immediately preceding the Purchase Date by delivery of a written notice of withdrawal to the Paying Agent in accordance with Section 3.9.

         The Paying Agent shall promptly notify the Company of the receipt by it of any Purchase Notice or written notice of withdrawal thereof.

         (b) Notice of Purchase Option. In connection with any purchase of Securities pursuant to Paragraph 7(a) of the Securities, the Company shall give notice to Holders setting forth information specified in this Section 3.7(b) (the "Company Notice"). The Company Notice shall be sent by first-class mail to the Trustee and each Holder not less than 20 Business Days prior to any Purchase Date.

         Each Company Notice shall include a form of Purchase Notice to be completed by a Holder and shall state:

         (1) the Purchase Price and the Conversion Rate;

         (2) the name and address of the Paying Agent and the Conversion Agent;

         (3) that Securities as to which a Purchase Notice has been given may be converted if they are otherwise convertible only in accordance with Article X hereof and Paragraph 8 of the Securities if the applicable Purchase Notice has been withdrawn in accordance with the terms of this Indenture;

         (4) that Securities must be surrendered to the Paying Agent to collect payment;

         (5) that the Purchase Price for any security as to which a Purchase Notice has been given and not withdrawn will be paid promptly following the later of the Purchase Date and the time of surrender of such Security as described in (4);

         (6) the procedures the Holder must follow to exercise its rights under this Section 3.7 and a brief description of those rights;

         (7) briefly, the conversion rights of the Securities;

         (8) the procedures for withdrawing a Purchase Notice;

         (9) that, unless the Company defaults in making payment on Securities for which a Purchase Notice has been submitted, interest, if any, on such Securities will cease to accrue on the Purchase Date; and

         (10) the CUSIP, ISIN and CINS number of the Securities.

         At the Company's request, the Trustee shall give such Company Notice in the Company's name and at the Company's expense; provided, however, that, in all cases, the text of such Company Notice shall be prepared by the Company.

         (c) Procedure upon Purchase. The Company shall deposit cash at the time and in the manner as provided in Section 3.10, sufficient to pay the aggregate Purchase Price of all Securities to be purchased pursuant to this Section 3.7.

         Section 3.8. Purchase of Securities at Option of the Holder upon a Change of Control. (a) If a Change of Control occurs, the Securities not previously purchased by the Company shall be purchased by the Company, at the option of the Holder thereof, for cash at a purchase price equal to 100.0% of the principal amount thereof plus accrued and unpaid interest, if any, to the date of purchase (the "Change of Control Purchase Price"), as of the date that is 45 days after the date of the notice of Change of Control delivered by the Company (the "Change of Control Purchase Date"), subject to satisfaction by or on behalf of the Holder of the requirements set forth in Section 3.8(c).

         A "Change of Control" shall be deemed to have occurred at such time after the Securities are originally issued as any of the following events shall occur:

                  (i) any person acquires beneficial ownership, directly or indirectly, through a purchase, merger or other acquisition transaction or series of transactions, of shares of the Company's Capital Stock entitling the person to exercise 50% or more of the total voting power of all shares of the Company's Capital Stock that are entitled to vote generally in elections of directors (the "Voting Stock"); or

                  (ii) the Company consolidates or merges with or into any other person, or the Company sells or transfers all or substantially all its properties and assets to another person, other than any transaction:

                  (A) that does not result in any reclassification, conversion, exchange or cancellation of outstanding shares of the Company's Capital Stock, or

                  (B) pursuant to which the holders of the Company's Voting Stock immediately prior to the transaction have the entitlement to exercise, directly or indirectly, 50% or more of the total voting power of all shares of Capital Stock entitled to vote generally in the election of directors of the continuing or surviving corporation immediately after the transaction, or

                  (C) which is effected solely to change the Company's jurisdiction of incorporation and results in a reclassification, conversion or exchange of outstanding shares of the Common Stock solely into shares of common stock of the surviving entity; or

                  (iii) the first day on which the Company's Continuing Directors do not constitute a majority of the Board of Directors of the Company (or, if applicable, a successor corporation to the Company).

Notwithstanding the foregoing provisions of this Section 3.8, a Change of Control shall not be deemed to have occurred if (A) the Sale Price per share of Common Stock for any five trading days within the period of 10 consecutive trading days ending immediately after the later of a Change of Control or the public announcement of a Change of Control, in the case of a Change of Control relating to an acquisition of Capital Stock, or the period of 10 consecutive trading days ending immediately before a Change of Control, in the case of a Change of Control relating to a merger, consolidation or asset transfer, equals or exceeds 105% of the Conversion Price of the Securities in effect on each of those trading days or (B) all of the consideration (excluding cash payments for fractional shares and cash payments made pursuant to dissenters' appraisal rights) in a merger or consolidation otherwise constituting a Change of Control under clause (i) or clause (ii) above (regardless of whether or not the event described under clause (iii) above also shall have occurred) consists of shares of common stock traded on a national securities exchange or quoted on the Nasdaq National Market (or will be so traded or quoted immediately following the merger or consolidation) and as a result of the merger or consolidation the Securities become convertible solely into such common stock. For purposes of this Section 3.8, (x) whether a person is a "beneficial owner" shall be determined in accordance with Rule 13d-3 under the Exchange Act and (y) "person" includes any syndicate or group that would be deemed to be a "person" under Section 13(d)(3) of the Exchange Act.

         (b) No later than 30 days after the occurrence of a Change of Control, the Company shall mail a written notice of the Change of Control by first-class mail to the Trustee and to each Holder. The notice shall include a form of written notice of purchase (the "Change of Control Purchase Notice") to be completed by the Holder and shall state:

         (1) briefly, the events causing a Change of Control and the date of such Change of Control;

         (2) the date by which the Change of Control Purchase Notice pursuant to this Section 3.8 must be given;

         (3)      the Change of Control Purchase Date;

         (4)      the Change of Control Purchase Price;

         (5)      the name and address of the Paying Agent and the Conversion
                  Agent;

         (6)      the Conversion Rate and any adjustments thereto;

         (7) that the Securities as to which a Change of Control Purchase Notice has been given may be converted if they are otherwise convertible pursuant to Article X hereof only if the Change of Control Purchase Notice has been withdrawn in accordance with the terms of this Indenture;

         (8) that the Securities must be surrendered to the Paying Agent to collect payment;

         (9) that the Change of Control Purchase Price for any Security as to which a Change of Control Purchase Notice has been duly given and not withdrawn will be paid promptly following the later of the Change of Control Purchase Date and the time of surrender of such Security as described in (8);

         (10) briefly, the procedures the Holder must follow to exercise rights under this Section 3.8;

         (11)     the procedures for withdrawing a Change of Control Purchase
                  Notice;

         (12) that, unless the Company defaults in making payment of such Change of Control Purchase Price, interest, if any, on Securities surrendered for purchase by the Company will cease to accrue on and after the Change of Control Purchase Date; and

         (13)     the CUSIP, ISIN and CINS number(s) of the Securities.

         At the Company's request, the Trustee shall give the notice of the Change of Control in the Company's name and at the Company's expense, provided that the Company makes such request at least five Business Days prior to the date by which such notice of the Change of Control must be given to Holders in accordance with this Section 3.8 unless a shorter period is agreed upon by the Trustee.

         (c) A Holder may exercise its rights specified in Section 3.8(a) upon delivery of a Change of Control Purchase Notice to the Paying Agent at any time on or prior to the 30th day after the date the Company delivers its written Change of Control notice, stating:

         (1) the certificate number of the Security which the Holder will deliver to be purchased;

(2) the portion of the principal amount of the Security which the Holder will deliver to be purchased, which portion, if not the entire amount of the Security, must be $1,000 or an integral multiple thereof; and

(3) that such Security shall be purchased pursuant to the terms and conditions specified in Paragraph 7(b) of the Securities.

         The delivery of such Security to the Paying Agent with the Change of Control Purchase Notice (together with all necessary endorsements) at the offices of the Paying Agent shall be a condition to the receipt by the Holder of the Change of Control Purchase Price therefor; provided, however, that such Change of Control Purchase Price shall be so paid pursuant to this Section 3.8 only if the Security so delivered to the Paying Agent shall conform in all respects to the description thereof set forth in the related Change of Control Purchase Notice.

         (d) The Company shall purchase from the Holder thereof, pursuant to this Section 3.8, a portion of a Security only if the principal amount of such portion is $1,000 or an integral multiple of $1,000. Provisions of this Indenture that apply to the purchase of all of a Security also apply to the purchase of such portion of such Security.

         Any purchase by the Company contemplated pursuant to the provisions of this Section 3.8 shall be consummated by the delivery of the cash to be received by the Holder on the Change of Control Purchase Date.

         (e) The Paying Agent shall promptly notify the Company of the receipt by it of any Change of Control Purchase Notice.

         (f) Notwithstanding the foregoing provisions of this Section 3.8, the Company shall not be required to offer to purchase Securities following a Change of Control if a third party makes the offer contemplated by this Section 3.8 in the manner, at the times and otherwise in compliance with the requirements set forth in this Section 3.8 and purchases on the Change of Control Purchase Date all Securities in respect of which a valid Change of Control Purchase Notice was delivered and not withdrawn.

         Section 3.9. Effect of Purchase Notice or Change of Control Purchase Notice. Upon receipt by the Paying Agent of the Purchase Notice or the Change of Control Purchase Notice specified in Section 3.7(a) or Section 3.8(c), as applicable, the Holder of the Security in respect of which such Purchase Notice or Change of Control Purchase Notice, as the case may be, was given shall (unless such Purchase Notice or Change of Control Purchase Notice, as the case may be, is withdrawn as specified in the following paragraph) thereafter be entitled to receive solely the Purchase Price or the Change of Control Purchase Price, as the case may be, in cash, with respect to such Security. Such Purchase Price or Change of Control Purchase Price shall be paid to such Holder, subject to receipts of funds by the Paying Agent, as soon as practicable following the later of (x) the Purchase Date or the Change of Control Purchase Date, as the case may be, with respect to such Security (provided the conditions in Section 3.7(a) or Section 3.8(c), as applicable, have been satisfied) and (y) the time of delivery of such Security to the Paying Agent by the Holder thereof in the manner required by Section 3.7(a) or Section 3.8(c), as applicable. Securities in respect of which a Purchase Notice or Change of Control Purchase Notice has been given by the Holder thereof may not be converted pursuant to Article X hereof on or after the date of the delivery of such Purchase Notice or Change of Control Purchase Notice unless such Purchase Notice or Change of Control Purchase Notice has first been validly withdrawn as specified in the following paragraph.

         A Purchase Notice or Change of Control Purchase Notice may be withdrawn by means of a written notice of withdrawal delivered to the office of the Paying Agent in accordance with the Purchase Notice or Change of Control Purchase Notice at any time prior to the close of business on the Business Day immediately preceding the Purchase Date specifying:

         (1) the certificate number, if any, of the Security in respect of which such notice of withdrawal is being submitted,

         (2) the principal amount of the Security with respect to which such notice of withdrawal is being submitted, and

         (3) the principal amount, if any, of such Security which remains subject to the original Purchase Notice or Change of Control Purchase Notice, as the case may be, and which has been or will be delivered for purchase by the Company.

         Section 3.10. Deposit of Purchase Price or Change of Control Purchase Price. Prior to 10:00 a.m. (local time in the City of New York) on the Purchase Date or the Change of Control Purchase Date, as the case may be, the Company shall deposit with the Trustee or with the Paying Agent (or, if the Company or a Subsidiary or an Affiliate of either of them is acting as the Paying Agent, shall segregate and hold in trust as provided in Section 2.4) an amount of cash (in immediately available funds if deposited on such Business Day) sufficient to pay the aggregate Purchase Price or Change of Control Purchase Price, as the case may be, of all the Securities or portions thereof which are to be purchased as of the Purchase Date or Change of Control Purchase Date, as the case may be.

         Section 3.11. Securities Purchased in Part. Any Security which is to be purchased only in part shall be surrendered at the office of the Paying Agent (with, if the Company or the Trustee so requires, due endorsement by, or a written instrument of transfer in form satisfactory to the Company and the Trustee duly executed by, the Holder thereof or such Holder's attorney duly authorized in writing) and the Company shall execute and the Trustee shall authenticate and deliver to the Holder of such Security, without service charge, a new Security or Securities, of any authorized denomination as requested by such Holder in aggregate principal amount equal to, and in exchange for, the portion of the principal amount of the Security so surrendered which is not purchased.

         Section 3.12. Covenant To Comply with Securities Laws upon Purchase of Securities. When complying with the provisions of Section 3.7 or 3.8 hereof (provided that such offer or purchase constitutes an "issuer tender offer" for purposes of Rule 13e-4 (which term, as used herein, includes any successor provision thereto) under the Exchange Act at the time of such offer or purchase), the Company shall (i) comply with Rule 13e-4 and Rule 14e-1 (or any successor provision) under the Exchange Act, (ii) file the related Schedule TO (or any successor schedule, form or report) under the Exchange Act, and (iii) otherwise comply with all Federal and state securities laws so as to permit the rights and obligations under Sections 3.7 and 3.8 to be exercised in the time and in the manner specified in Sections 3.7 and 3.8.

         Section 3.13. Repayment to the Company. The Trustee and the Paying Agent shall return to the Company any cash that remains unclaimed as provided in Paragraph 12 of the Securities, together with interest, if any, thereon (subject to the provisions of Section 7.1(f)), held by them for the payment of the Purchase Price or Change of Control Purchase Price, as the case may be; provided, however, that to the extent that the aggregate amount of cash deposited by the Company pursuant to Section 3.10 exceeds the aggregate Purchase Price or Change of Control Purchase Price, as the case may be, of the Securities or portions thereof which the Company is obligated to purchase as of the Purchase Date or Change of Control Purchase Date, as the case may be, then, unless otherwise agreed in writing with the Company, promptly after the Business Day following the Purchase Date or Change of Control Purchase Date, as the case may be, the Trustee shall return any such excess to the Company together with interest, if any, thereon (subject to the provisions of Section 7.1(f)).

                                   ARTICLE IV

                                    COVENANTS

         Section 4.1. Payment of Securities. The Company shall promptly make all payments in respect of the Securities on the dates and in the manner provided in the Securities or pursuant to this Indenture. Any amounts of cash to be given to the Trustee or Paying Agent, shall be deposited with the Trustee or Paying Agent by 10:00 a.m. New York City time by the Company. Principal amount, Redemption Price, Purchase Price, Change of Control Purchase Price and interest, if any, shall be considered paid on the applicable date due if on such date the Trustee or the Paying Agent holds, in accordance with this Indenture, cash sufficient to pay all such amounts then due.

         Section 4.2. SEC and Other Reports. The Company shall file with the Trustee, within 15 days after it files such annual and quarterly reports, information, documents and other reports with the SEC, copies of its annual report and of the information, documents and other reports (or copies of such portions of any of the foregoing as the SEC may by rules and regulations prescribe) which the Company is required to file with the SEC pursuant to
Section 13 or 15(d) of the Exchange Act. In the event the Company is at any time no longer subject to the reporting requirements of Section 13 or 15(d) of the Exchange Act, it shall continue to provide the Trustee with reports containing substantially the same information as would have been required to be filed with the SEC had the Company continued to have been subject to such reporting requirements. In such event, such reports shall be provided at the times the Company would have been required to provide reports had it continued to have been subject to such reporting requirements. The Company also shall comply with the other provisions of TIA Section 314(a). Delivery of such reports, information and documents to the Trustee is for informational purposes only and the Trustee's receipt of such shall not constitute constructive notice of any information contained therein or determinable from information contained therein, including the Company's compliance with any of its covenants hereunder (as to which the Trustee is entitled to rely conclusively on Officers' Certificates).

         Section 4.3. Compliance Certificate The Company shall deliver to the Trustee within 105 days after the end of each fiscal year of the Company (beginning with the fiscal year ending on June 27, 2003) an Officers' Certificate, stating whether or not to the best knowledge of the signers thereof, the Company is in default in the performance and observance of any of the terms, provisions and conditions of this Indenture (without regard to any period of grace or requirement of notice provided hereunder) and if the Company shall be in default, specifying all such defaults and the nature and status thereof of which they may have knowledge.

         Section 4.4. Further Instruments and Acts The Company will execute and deliver such further instruments and do such further acts as may be reasonably necessary or proper to carry out more effectively the purposes of this Indenture.

         Section 4.5. Maintenance of Office or Agency The Company will maintain in the Borough of Manhattan, the City of New York, an office or agency of the Trustee, Registrar, Paying Agent and Conversion Agent where Securities may be presented or surrendered for payment, where Securities may be surrendered for registration of transfer, exchange, purchase, redemption or conversion and where notices and demands to or upon the Company in respect of the Securities and this Indenture may be served. The office of The Bank of New York, 101 Barclay Street, Floor 8W, New York, New York 10286 (Attention: Corporate Trust Administration), shall initially be such office or agency for all of the aforesaid purposes. The Company shall give prompt written notice to the Trustee of the location, and of any change in the location, of any such office or agency (other than a change in the location of the office of the Trustee). If at any time the Company shall fail to maintain any such required office or agency or shall fail to furnish the Trustee with the address thereof, such presentations, surrenders, notices and demands may be made or served at the address of the Trustee set forth in Section 11.2.

         The Company may also from time to time designate one or more other offices or agencies where the Securities may be presented or surrendered for any or all such purposes and may from time to time rescind such designations; provided, however, that no such designation or rescission shall in any manner relieve the Company of its obligation to maintain an office or agency in the Borough of Manhattan, the City of New York, for such purposes.

         Section 4.6. Delivery of Certain Information. At any time when the Company is not subject to Section 13 or 15(d) of the Exchange Act or upon the request of a Holder or any beneficial owner of Securities or holder or beneficial owner of shares of Common Stock issued upon conversion thereof, the Company will promptly furnish or cause to be furnished Rule 144A Information to such Holder or any beneficial owner of Securities or holder or beneficial owner of shares of Common Stock issued upon conversion of a Security, or to a prospective purchaser of any such security designated by any such holder, as the case may be, to the extent required to permit compliance by such Holder or holder with Rule 144A under the Securities Act in connection with the resale of any such security. "Rule 144A Information" shall be such information as is specified pursuant to Rule 144A(d)(4) under the Securities Act. Whether a person is a beneficial owner shall be determined by the Company to the Company's reasonable satisfaction.

         Section 4.7. Contingent Payment Debt Instrument; Calculation of Original Issue Discount. The Company and each Holder will be deemed to have agreed (i) that for United

States federal income tax purposes the Securities will be treated as indebtedness subject to the Treasury regulations governing contingent payment debt instruments, (ii) that the Holders will report original issue discount and interest on the Securities in accordance with the Company's determination of both the "comparable yield" and the "projected payment schedule" (each within the meaning of the Treasury regulations governing contingent payment debt instruments) and (iii) to be bound by the Company's application of the Treasury regulations that govern contingent payment debt instruments. For this purpose, the "comparable yield" for the Securities is 7.75% compounded semi-annually and the "projected payment schedule" is attached as Schedule A hereto. The Company shall file with the Trustee no later than the end of each calendar year or at any other time as the Trustee may request (i) a written notice specifying the amount of original issue discount (including daily rates and accrual periods) accrued on outstanding Securities as of the end of such year and (ii) such other specific information relating to such original issue discount as may then be relevant under the Internal Revenue Code of 1986, as amended from time to time.

         Section 4.8. Limitation on Sale and Leaseback Transactions. So long as any of the Securities shall be outstanding, the Company will not, and will not permit any Restricted Subsidiary to, sell or transfer (other than to the Company or a Wholly-owned Restricted Subsidiary) any Principal Property, whether owned at the date of this Indenture or hereafter acquired, which has been in full operation for more than 120 days prior to such sale or transfer, with the intention of entering into a lease of such Principal Property (except for a lease for a term, including any renewal thereof, of not more than three years), if after giving effect thereto the Attributable Debt in respect of all such sale and leaseback transactions involving Principal Properties shall be in excess of five percent (5%) of Consolidated Net Worth.

         Notwithstanding the foregoing, the Company or any Restricted Subsidiary may sell any Principal Property and lease it back if the net proceeds of such sale are at least equal to the fair value of such property as determined by the Board of Directors of the Company and within 120 days of such sale (a) the Company redeems (if permitted by the terms of outstanding Securities), at the principal amount thereof together with accrued interest to the date fixed for redemption, such outstanding Securities in an aggregate principal amount equal to such net proceeds, or (b) the Company or a Restricted Subsidiary repays other Funded Debt in an aggregate principal amount equal to such net proceeds, or (c) the Company delivers to the Trustee, for cancellation, outstanding Securities uncanceled and in transferable form, in an aggregate principal amount equal to such net proceeds, or (d) the Company applies such net proceeds to the purchase of properties, facilities or equipment to be used for general operating purposes.

         Section 4.9. Limitation on Liens. Except as in this Section 4.9 expressly permitted, so long as any of the Securities shall be outstanding, the Company will not at any time directly or indirectly create, incur, assume or suffer to exist, and will not suffer or permit any Restricted Subsidiary to create, incur, assume or suffer to exist, except in favor of the Company or another Restricted Subsidiary, any mortgage, pledge or other lien or encumbrance of or upon any Principal Property or any shares of capital stock or indebtedness of any Restricted Subsidiary, whether owned at the date of this Indenture or hereafter acquired, or of or upon any income or profits therefrom, if after giving effect thereto (but not to any mortgages, pledges, liens or encumbrances described in clauses (a) through (j) below) the aggregate principal amount of indebtedness secured by mortgages, pledges, liens or other encumbrances upon the property of the Company and its Restricted Subsidiaries shall be in excess of five percent (5%) of Consolidated Net Worth, without making effective provision (and the Company covenants that in any such case it will make or cause to be made effective provision) whereby all Securities then outstanding will be secured by such mortgage, pledge, lien or encumbrance equally and ratably with (or prior to) any and all obligations, indebtedness or claims secured by such mortgage, pledge, lien or encumbrance, so long as any such other obligations, indebtedness or claims shall be so secured.

         Nothing in this Section 4.9 shall be construed to prevent the Company or any Restricted Subsidiary, without so securing the Securities, from creating, assuming or suffering to exist the following mortgages, pledges, liens or encumbrances:

                  (a) The following mortgages and liens in connection with the acquisition of property hereafter acquired:

                           (i) (A) any purchase money mortgage or other purchase
                  money lien on any Principal Property hereafter acquired, including conditional sales and other title retention agreements; or (B) any mortgage or other lien on property hereafter acquired, constructed or improved created as security for moneys borrowed (at the time of or within 120 days after the purchase, construction or improvement of such property) to provide funds for the purchase, construction or improvement of such property, or (C) any mortgage or other lien on any property hereafter acquired which exists at the time of the acquisition thereof and which was not created in connection with or in contemplation of such acquisition; provided in each case that (x) such mortgage or other lien is limited to such acquired property (and accretions thereto) or, in the case of construction or improvements, any theretofore unimproved real property, and (y) the aggregate amount of the obligations, indebtedness or claims secured by such mortgage or other lien does not exceed the cost to the Company or such Restricted Subsidiary of such acquired property or the value thereof at the time of acquisition, as determined by the Board of Directors, whichever be the lower;

                           (ii) any mortgage or other lien created in connection
                  with the refunding, renewal or extension of any obligations, indebtedness or claims secured by a mortgage or lien mentioned in the foregoing clause (i) which is limited to the same property; provided that the aggregate amount of the obligations, indebtedness or claims secured by such refunding, renewal or extended mortgage or other lien does not exceed the aggregate amount thereof secured by the mortgage or other lien so refunded, renewed or extended and outstanding at the time of such refunding, renewal or extension; or

                           (iii) any mortgage or other lien to which property
                  hereafter acquired shall be subject at the time of acquisition, if the payment of the indebtedness secured thereby or interest thereon will not become, by assumption or otherwise, a personal obligation of the Company or a Restricted Subsidiary;

         (b) mechanics', materialmen's, carriers' or other like liens, and pledges or deposits made in the ordinary course of business to obtain the release of any such liens or the release of property in the possession of a common carrier; good faith deposits in connection with tenders, leases of real estate or bids or contracts (other than contracts for the borrowing of money); pledges or deposits to secure public or statutory obligations; deposits to secure (or in lieu of) surety, stay, appeal or customs bonds; and deposits to secure the payment of taxes, assessments, customs duties or other similar charges;

         (c) any lien arising by reason of deposits with, or the giving of any form of security to, any governmental agency or any body created or approved by law or governmental regulation, which is required by law or governmental regulation as a condition to the transaction of any business, or the exercise of any privilege or license, or to enable the Company or a Restricted Subsidiary to maintain self-insurance or to participate in any arrangements established by law to cover any insurance risks or in connection with workers' compensation, unemployment insurance, old age pensions, social security or similar matters;

         (d) the liens of taxes or assessments not at the time due, or the liens of taxes or assessments already due but the validity of which is being contested in good faith and against which adequate reserves have been established;

         (e) judgment liens, so long as the finality of such judgment is being contested in good faith and execution thereon is stayed;

         (f) easements or similar encumbrances, the existence of which does not impair the use of the property subject thereto for the purposes for which it is held or was acquired;

         (g) leases and landlords' liens on fixtures and movable property located on premises leased in the ordinary course of business, so long as the rent secured thereby is not in default;

         (h) liens, pledges or deposits made in connection with contracts with or made at the request of any government or any department or agency thereof or made with any prime contractor or subcontractor of any tier in connection with the furnishing of services or property to any government or any department or agency thereof (hereinafter referred to as "Government Contracts") insofar as such liens, pledges or deposits relate to property manufactured, installed, constructed, acquired or to be supplied by, or property furnished to, the Company or a Restricted Subsidiary pursuant to, or to enable the performance of, such Government Contracts, or property the manufacture, installation, construction or acquisition of which any government or any department or agency thereof finances or guarantees the financing of, pursuant to, or to enable the performance of, such Government Contracts; or deposits or liens, made pursuant to such Government Contracts, of or upon moneys advanced or paid pursuant to, or in accordance with the provisions of, such Government Contracts, or of or upon any materials or supplies acquired for the purpose of the performance of such Government Contracts; or the assignment or pledge to any person, firm or corporation, to the extent permitted by law, of the right, title and interest of the Company or a Restricted Subsidiary in and to any Government Contract, or in and to any payments due or to become due thereunder, to secure indebtedness incurred and owing to such person, firm or corporation for funds or other property supplied, constructed or installed for or in connection with the performance by the Company or such Restricted Subsidiary of its obligations under such Government Contract;

                  (i) any mortgage or other lien securing indebtedness of a corporation which is a successor to the Company to the extent permitted by Article V or securing indebtedness of a Restricted Subsidiary outstanding at the time it became a Subsidiary (provided that such mortgage or other lien was not created in connection with or in contemplation of the acquisition of such Restricted Subsidiary), and any mortgage or other lien created in connection with the refunding, renewal or extension of such indebtedness which is limited to the same property, provided that the amount of the indebtedness secured by such refunding, renewal or extended mortgage or other lien does not exceed the amount of indebtedness secured by the mortgage or other lien to be refunded, renewed or extended and outstanding at the time of such refunding, renewal or extension; and

                  (j) any mortgage or other lien in favor of the United States of America or any State thereof, or political subdivision of the United States of America or any State thereof, or any department, agency or instrumentality of the United States of America or any State thereof or any such political subdivision, to secure indebtedness incurred for the purpose of financing the acquisition, construction or improvement of all or any part of the property subject to such mortgage or other lien, and any mortgage or other lien created in connection with the refunding, renewal or extension of such indebtedness which is limited to the same property, provided that the amount of the indebtedness secured by such refunding, renewal or extended mortgage or other lien does not exceed the amount of indebtedness secured by the mortgage or other lien to be refunded, renewed or extended and outstanding at the time of such refunding, renewal or extension.

                                   ARTICLE V

                          CONSOLIDATION, MERGER OR SALE

         Section 5.1. Consolidation, Merger or Sale. The Company covenants and agrees that it will not, in a single transaction or a series of related transactions, consolidate or merge with or into any other person, or sell or transfer all or substantially all of its property and assets to any other person, unless (a) the person formed by or resulting from any such consolidation or merger, or which shall have received the transfer of all or substantially all of the property and assets of the Company, shall assume the due and punctual performance and observance of all of the covenants and conditions to be performed or observed by the Company hereunder, (b) the Company, such person or such successor person, as the case may be, shall not, immediately after such consolidation, merger, sale or transfer, be in default in the performance of any such covenant or condition, and (c) if, upon such consolidation, merger, sale or transfer becoming effective any of the property or assets of the Company would become or be subject to any mortgage or other lien (an "additional lien"), other than liens existing thereon prior thereto and liens permitted under the first paragraph and clauses (a) through (h) and (j) of the second paragraph of Section 4.9, then (x) prior to such consolidation, merger, sale or transfer all of the Securities at the time outstanding shall be directly secured (equally and ratably with any other indebtedness of the Company then entitled thereto) by a mortgage or other lien ranking prior to such additional lien, in form satisfactory to the Trustee, on all of the property and assets of the Company, and accretions thereto, which would upon such consolidation, merger, sale or transfer become subject to such additional lien, such mortgage or other lien securing the Securities to be effective for so long as such property and assets shall remain subject to such additional lien, or (y) the Company makes effective provision whereby all Securities outstanding immediately after such consolidation, merger, sale or transfer will be directly secured by a mortgage or other lien in form satisfactory to the Trustee equally and ratably with (or prior to) any and all obligations, indebtedness and claims secured by such additional lien, upon such property and assets of the Company (or the person resulting from or surviving such consolidation or merger, if not the Company, or the person to which such sale or transfer shall have been made, as the case may be) as are subject to such additional lien, such mortgage or other lien securing the Securities to be effective for so long as such property and assets shall remain subject to such additional lien.

         Subject to the provisions of Section 7.1, the Trustee shall receive an Opinion of Counsel as conclusive evidence that the instrument or instruments evidencing any mortgage and pledge referred to above comply with the foregoing conditions and provisions of this Section 5.1.

         Section 5.2. Securities and Indenture To Be Assumed by Successor on Consolidation, Merger or Sale. Subject to the provisions of Section 5.1, nothing in this Indenture shall prevent any consolidation or merger of the Company with or into any other person, or any sale, or transfer of all or substantially all of the property and assets of the Company to any other person lawfully entitled to acquire the same; provided, however, and the Company covenants and agrees, that any such consolidation, merger, sale, or transfer shall be upon the condition that the due and punctual payment of the principal, premium, if any, and interest of all the Securities according to their tenor, and the due and punctual performance and observance of all the terms, covenants and conditions of the Indenture to be kept or performed by the Company shall, by an indenture supplemental hereto, executed and delivered to the Trustee, be assumed by the person formed by or resulting from any such consolidation or merger (provided that no such supplemental indenture shall be required if the Company is the surviving person upon the consolidation or merger), or which shall have received the transfer of all or substantially all of the property and assets of the Company, just as fully and effectually as if such successor person had been the original party of the first part hereto. Every such successor person upon executing an indenture supplemental hereto, as provided in this Section 5.2, in form satisfactory to the Trustee, shall succeed to and be substituted for the Company with the same effect as if it had been named herein as party of the first part hereto; and any order, certificate, statement, request, instructions, advice or resolutions of the Board of Directors or officers of the Company provided for in this Indenture may be made by like officials of such successor person.

         In case of any such consolidation, merger, sale, or transfer such changes in phraseology and form (but not in substance) may be made in the Securities thereafter to be issued as may be appropriate.

         In the event of any such sale or transfer (other than a transfer by way of lease), the Company or any successor person which shall theretofore have become such in the manner described in this Article V shall be discharged from all obligations and covenants under this Indenture and the Securities.

         Subject to the provisions of Section 7.1, the Trustee may receive an Opinion of Counsel as conclusive evidence that any such indenture supplemental hereto complies with the foregoing conditions and provisions of this Section 5.2.

         This Section 5.2 shall be applicable to successive consolidations or mergers to which the Company (including any successor) is a party and to successive sales or transfers by the Company (including any successor).

                                   ARTICLE VI

                              DEFAULTS AND REMEDIES

Section 6.1.      Events of Default.  An "Event of Default" occurs if:

         (1) The Company defaults in the payment of the principal amount plus accrued and unpaid interest on any Security when the same becomes due and payable at its Stated Maturity, upon redemption, upon declaration, when due for purchase by the Company (including pursuant to Section 3.7 or 3.8) or otherwise; or

         (2) the Company defaults in the payment of any interest or Liquidated Damages Amounts when due and payable, and continuance of such default for a period of 30 days; or

         (3) the Company fails to deliver the shares of Common Stock upon an appropriate election by Holders to convert the Securities into shares of Common Stock, and continuance of such default for a period of 10 Business Days; or

         (4) the Company fails to comply in any material respect with any of its agreements or covenants in the Securities or this Indenture (other than those referred to in clause (1), (2) or (3) above) and such failure continues for 90 days after receipt by the Company of a Notice of Default; or

         (5) the Company fails to provide timely notice of any Change of Control in accordance with Section 3.8(b);

         (6) a default under any mortgage, indenture or instrument under which there may be issued or by which there may be secured or evidenced any indebtedness for money borrowed by the Company, whether such indebtedness exists on the date of this Indenture or is created thereafter, which default either (A) is caused by a failure to pay when due any principal of such indebtedness the principal amount of which, together with the principal amount of any other such indebtedness under which there is a payment default, aggregates $25,000,000 or more within the grace period provided for in such indebtedness, which failure continues beyond any applicable grace period or (B) results in such indebtedness becoming or being declared due and payable prior to the date on which it would otherwise become due and payable, and such payment default is not cured or such acceleration is not rescinded or annulled within 10 days after receipt by the Company of a Notice of Default; or

         (7) the entry by a court having jurisdiction in the premises of (A) a decree or order for relief in respect of the Company in an involuntary case or proceeding under any applicable federal or state bankruptcy, insolvency, reorganization or other similar law or (B) a decree or order adjudging the Company as bankrupt or insolvent, or approving as properly filed a petition by one or more persons other than the Company seeking reorganization, arrangement, adjustment or composition of or in respect of the Company under any applicable federal or state law, or appointing a custodian, receiver, liquidator, assignee, trustee, sequestrator or other similar official for the Company or for all or substantially all of its property, or ordering the winding up or liquidation of its affairs, and the continuance of any such decree or order for relief or any such other decree or order unstayed and in effect for a period of 90 consecutive days; or

         (8) the commencement by the Company of a case or proceeding under any applicable federal or state bankruptcy, insolvency, reorganization or other similar law or of any other case or proceeding to be adjudicated a bankrupt or insolvent, or the consent by it to the entry of a decree or order for relief in respect of the Company in a case or proceeding under any applicable federal or state bankruptcy, insolvency, reorganization or other similar law or to the commencement of any bankruptcy or insolvency case or proceeding against it, or the filing by it of a petition or answer or consent seeking reorganization or relief under any applicable federal or state law, or the consent by it to the filing of such petition or to the appointment of or taking possession by a custodian, receiver, liquidator, assignee, trustee, sequestrator or similar official of the Company or of all or substantially all of its property, or the making by it of an assignment for the benefit of creditors, or the admission by it in writing of its inability to pay its debts generally as they become due, or the taking of corporate action by the Company in furtherance of any such action.

         A Default under clause (4) and (6) above is not an Event of Default until the Trustee notifies the Company, or the Holders of at least 25% in aggregate principal amount of the Securities at the time outstanding notify the Company and the Trustee, of the Default and the Company does not cure such Default (and such Default is not waived) within the time specified in clause (4) or (6) above after actual receipt of such notice. Any such notice must specify the Default, demand that it be remedied and state that such notice is a "Notice of Default".

         The Company shall deliver to the Trustee, within 30 days after it becomes aware of the occurrence thereof, written notice of any Event of Default under clause (5), (7) or (8) above or any event described in clause (4) or (6) which would become an Event of Default upon the passage of time specified in such clause (4) or (6) following a Notice of Default, its status and what action the Company is taking or proposes to take with respect thereto.

         Section 6.2. Acceleration. If an Event of Default (other than an Event of Default specified in Section 6.1(7) or (8)) occurs and is continuing, the Trustee by notice to the Company, or the Holders of at least 25% in aggregate principal amount of the Securities at the time outstanding by notice to the Company and the Trustee, may declare the principal amount plus accrued and unpaid interest, if any, on all the Securities to be immediately due and payable.

Upon such a declaration, such accelerated amount shall be due and payable immediately. If an Event of Default specified in Section 6.1(7) or (8) occurs and is continuing, the principal amount plus accrued and unpaid interest, if any, on all the Securities shall become and be immediately due and payable without any declaration or other act on the part of the Trustee or any Securityholders. The Holders of a majority in aggregate principal amount of the Securities at the time outstanding, by notice to the Trustee (and without notice to any other Securityholder) may rescind an acceleration and its consequences if the rescission would not conflict with any judgment or decree and if all existing Events of Default have been cured or waived except nonpayment of the principal amount plus accrued and unpaid interest, if any, that have become due solely as a result of acceleration and if all amounts due to the Trustee under
Section 7.7 have been paid. No such rescission shall affect any subsequent Default or impair any right consequent thereto.

         Section 6.3. Other Remedies. If an Event of Default occurs and is continuing, the Trustee may pursue any available remedy to collect the payment of the principal amount plus accrued and unpaid interest, if any, on the Securities or to enforce the performance of any provision of the Securities or this Indenture.

         The Trustee may maintain a proceeding even if the Trustee does not possess any of the Securities or does not produce any of the Securities in the proceeding. A delay or omission by the Trustee or any Securityholder in exercising any right or remedy accruing upon an Event of Default shall not impair the right or remedy or constitute a waiver of, or acquiescence in, the Event of Default. No remedy is exclusive of any other remedy. All available remedies are cumulative.

         Section 6.4. Waiver of Past Defaults. The Holders of a majority in aggregate principal amount of the Securities at the time outstanding, by notice to the Trustee (and without notice to any other Securityholder), may waive an existing Default and its consequences except (a) an Event of Default described in Section 6.1(1), (2), or (3) or (b) a Default in respect of a provision that under Section 9.2 cannot be amended without the consent of each Securityholder affected. When a Default is waived, it is deemed cured, but no such waiver shall extend to any subsequent or other Default or impair any consequent right. This
Section 6.4 shall be in lieu of Section 316(a)(1)(B) of the TIA and such Section 316(a)(1)(B) is hereby expressly excluded from this Indenture, as permitted by the TIA.

         Section 6.5. Control by Majority. The Holders of a majority in aggregate principal amount of the Securities at the time outstanding may direct the time, method and place of conducting any proceeding for any remedy available to the Trustee or of exercising any trust or power conferred on the Trustee. However, the Trustee may refuse to follow any direction that conflicts with law or this Indenture or that the Trustee determines in good faith is unduly prejudicial to the rights of other Securityholders or would involve the Trustee in personal liability unless the Trustee is offered indemnity satisfactory to it. This Section 6.5 shall be in lieu of Section 316(a)(1)(A) of the TIA and such Section 316(a)(1)(A) is hereby expressly excluded from this Indenture, as permitted by the TIA.

         Section 6.6. Limitation on Suits. A Securityholder may not pursue any remedy with respect to this Indenture or the Securities unless:

         (1) the Holder gives to the Trustee written notice stating that an Event of Default is continuing;

         (2) the Holders of at least 25% in aggregate principal amount of the Securities at the time outstanding make a written request to the Trustee to pursue the remedy;

         (3) such Holder or Holders offer to the Trustee security or indemnity reasonably satisfactory to the Trustee against any loss, liability or expense;

         (4) the Trustee does not comply with the request within 60 days after receipt of such notice, request and offer of security or indemnity; and

         (5) the Holders of a majority in aggregate principal amount of the Securities at the time outstanding do not give the Trustee a direction inconsistent with the request during such 60-day period.

         A Securityholder may not use this Indenture to prejudice the rights of any other Securityholder or to obtain a preference or priority over any other Securityholder.

         Section 6.7. Rights of Holders To Receive Payment. Notwithstanding any other provision of this Indenture, the right of any Holder to receive payment of the principal amount of the Securities plus accrued and unpaid interest in respect of the Securities held by such Holder, on or after the respective due dates expressed in the Securities or any Redemption Date, and to convert the Securities in accordance with Article X, or to bring suit for the enforcement of any such payment on or after such respective dates or the right to convert, shall not be impaired or affected adversely without the consent of such Holder.

         Section 6.8. Collection Suit by Trustee. If an Event of Default described in Section 6.1(1) occurs and is continuing, the Trustee may recover judgment in its own name and as trustee of an express trust against the Company for the whole amount owing with respect to the Securities and the amounts provided for in Section 7.7.

         Section 6.9. Trustee May File Proofs of Claim. In case of the pendency of any receivership, insolvency, liquidation, bankruptcy, reorganization, arrangement, adjustment, composition or other judicial proceeding relative to the Company or any other obligor upon the Securities or the property of the Company or of such other obligor or their creditors, the Trustee (irrespective of whether the principal amount of the Securities plus accrued and unpaid interest in respect of the Securities shall then be due and payable as therein expressed or by declaration or otherwise and irrespective of whether the Trustee shall have made any demand on the Company for the payment of any such amount) shall be entitled and empowered, by intervention in such proceeding or otherwise,

         (a) to file and prove a claim for the whole amount of the principal amount of the Securities plus accrued and unpaid interest and to file such other papers or documents as may be necessary or advisable in order to have the claims of the Trustee (including any claim for the reasonable compensation, expenses, disbursements and advances of the Trustee, its agents and counsel or any other amounts due the Trustee under Section 7.7) and of the Holders allowed in such judicial proceeding, and

         (b) to collect and receive any moneys or other property payable or deliverable on any such claims and to distribute the same; and any custodian, receiver, assignee, trustee, liquidator, sequestrator or similar official in any such judicial proceeding is hereby authorized by each Holder to make such payments to the Trustee and, in the event that the Trustee shall consent to the making of such payments directly to the Holders, to pay the Trustee any amount due to it for the reasonable compensation, expenses, disbursements and advances of the Trustee, its agents and counsel, and any other amounts due the Trustee under Section 7.7.

         Nothing herein contained shall be deemed to authorize the Trustee to authorize or consent to or accept or adopt on behalf of any Holder any plan of reorganization, arrangement, adjustment or composition affecting the Securities or the rights of any Holder thereof, or to authorize the Trustee to vote in respect of the claim of any Holder in any such proceeding.

         Section 6.10. Priorities. If the Trustee collects any money pursuant to this Article 6, it shall pay out the money in the following order:

                  FIRST: to the Trustee for amounts due under Section 7.7;

                  SECOND: to Securityholders for amounts due and unpaid on the Securities for the principal amount of the Securities plus accrued and unpaid interest, ratably, without preference or priority of any kind, according to such amounts due and payable on the Securities; and

                  THIRD: the balance, if any, to the Company.

         The Trustee may fix a record date and payment date for any payment to Securityholders pursuant to this Section 6.10. At least 15 days before such record date, the Trustee shall mail to each Securityholder and the Company a notice that states the record date, the payment date and the amount to be paid.

         Section 6.11. Undertaking for Costs. In any suit for the enforcement of any right or remedy under this Indenture or in any suit against the Trustee for any action taken or omitted by it as Trustee, a court in its discretion may require the filing by any party litigant (other than the Trustee) in the suit of an undertaking to pay the costs of the suit, and the court in its discretion may assess reasonable costs, including reasonable attorneys' fees and expenses, against any party litigant in the suit, having due regard to the merits and good faith of the claims or defenses made by the party litigant. This Section 6.11 does not apply to a suit by the Trustee, a suit by a Holder pursuant to Section
6.7 or a suit by Holders of more than 10% in aggregate principal amount of the Securities at the time outstanding. This Section 6.11 shall be in lieu of
Section 315(e) of the TIA and such Section 315(e) is hereby expressly excluded from this Indenture, as permitted by the TIA.

         Section 6.12. Waiver of Stay, Extension or Usury Laws. The Company covenants (to the extent that it may lawfully do so) that it will not at any time insist upon, or plead, or in any manner whatsoever claim or take the benefit or advantage of, any stay or extension law or any usury or other law wherever enacted, now or at any time hereafter in force, which would prohibit or forgive the Company from paying all or any portion of the principal amount of the Securities plus accrued and unpaid interest or any interest on such amounts, as contemplated herein, or which may affect the covenants or the performance of this Indenture; and the Company (to the extent that it may lawfully do so) hereby expressly waives all benefit or advantage of any such law, and covenants that it will not hinder, delay or impede the execution of any power herein granted to the Trustee, but will suffer and permit the execution of every such power as though no such law had been enacted.

                                  ARTICLE VII

                                     TRUSTEE

Section 7.1. Duties of Trustee (a) If an Event of Default has occurred and is continuing, the Trustee shall exercise the rights and powers vested in it by this Indenture and use the same degree of care and skill in its exercise as a prudent person would exercise or use under the circumstances in the conduct of such person's own affairs.

         (b) Except during the continuance of an Event of Default:

         (1) the Trustee need perform only those duties that are specifically set forth in this Indenture and no others; and

         (2) in the absence of bad faith on its part, the Trustee may conclusively rely, as to the truth of the statements and the correctness of the opinions expressed therein, upon certificates or opinions furnished to the Trustee and conforming to the requirements of this Indenture, but in case of any such certificates or opinions which by any provision hereof are specifically required to be furnished to the Trustee, the Trustee shall examine the certificates and opinions to determine whether or not they conform to the requirements of this Indenture, but need not confirm or investigate the accuracy of mathematical calculations or other facts stated therein. This Section 7.1(b) shall be in lieu of
                  Section 315(a) of the TIA and such Section 315(a) is hereby expressly excluded from this Indenture, as permitted by the TIA.

         (c) The Trustee may not be relieved from liability for its own negligent action, its own negligent failure to act or its own willful misconduct, except that:

         (1) this paragraph (c) does not limit the effect of paragraph (b) of this Section 7.1;

         (2) the Trustee shall not be liable for any error of judgment made in good faith by a Responsible Officer unless it is proved that the Trustee was negligent in ascertaining the pertinent facts; and

         (3) the Trustee shall not be liable with respect to any action it takes or omits to take in good faith in accordance with a direction received by it pursuant to Section 6.5.

Subparagraphs (c)(1), (2) and (3) shall be in lieu of Sections 315(d)(1), 315(d)(2) and 315(d)(3) of the TIA and such Sections 315(d)(1), 315(d)(2) and 315(d)(3) are hereby expressly excluded from this Indenture, as permitted by the TIA.

         (d) Every provision of this Indenture that in any way relates to the Trustee is subject to paragraphs (a), (b), (c) and (e) of this Section 7.1.

         (e) The Trustee may refuse to perform any duty or exercise any right or power or extend or risk its own funds or otherwise incur any financial liability unless it receives indemnity reasonably satisfactory to it against any loss, liability or expense.

         (f) Money held by the Trustee in trust hereunder need not be segregated from other funds except to the extent required by law. The Trustee (acting in any capacity hereunder) shall be under no liability for interest on any money received by it hereunder unless otherwise agreed in writing with the Company.

         Section 7.2. Rights of Trustee. Subject to its duties and responsibilities under the TIA,

         (a) the Trustee may conclusively rely and shall be protected in acting or refraining from acting upon any resolution, certificate, statement, instrument, opinion, report, notice, request, direction, consent, order, bond, debenture, note, other evidence of indebtedness or other paper or document believed by it to be genuine and to have been signed or presented by the proper party or parties;

         (b) whenever in the administration of this Indenture the Trustee shall deem it desirable that a matter be proved or established prior to taking, suffering or omitting any action hereunder, the Trustee (unless other evidence be herein specifically prescribed) may, in the absence of bad faith on its part, conclusively rely upon an Officers' Certificate;

         (c) the Trustee may execute any of the trusts or powers hereunder or perform any duties hereunder either directly or by or through agents or attorneys and the Trustee shall not be responsible for any misconduct or negligence on the part of any agent or attorney appointed with due care by it hereunder;

         (d) the Trustee shall not be liable for any action taken, suffered, or omitted to be taken by it in good faith which it believes to be authorized or within its rights or powers conferred under this Indenture;

         (e) the Trustee may consult with counsel selected by it and any advice or Opinion of Counsel shall be full and complete authorization and protection in respect of any action taken or suffered or omitted by it hereunder in good faith and in accordance with such advice or Opinion of Counsel;

         (f) the Trustee shall be under no obligation to exercise any of the rights or powers vested in it by this Indenture at the request, order or direction of any of the Holders, pursuant to the provisions of this Indenture, unless such Holders shall have offered to the Trustee security or indemnity reasonably satisfactory to it against the costs, expenses and liabilities which may be incurred therein or thereby;

         (g) any request or direction of the Company mentioned herein shall be sufficiently evidenced by a Company Request or Company Order and any resolution of the Board of Directors may be sufficiently evidenced by a board resolution;

         (h) the Trustee shall not be bound to make any investigation into the facts or matters stated in any resolution, certificate, statement, instrument, opinion, report, notice, request, direction, consent, order, bond, debenture, note, other evidence of indebtedness or other paper or document, but the Trustee, in its discretion, may make such further inquiry or investigation into such facts or matters as it may see fit, and, if the Trustee shall determine to make such further inquiry or investigation, it shall be entitled to examine the books, records and premises of the Company, personally or by agent or attorney at the sole cost of the Company and shall incur no liability or additional liability of any kind by reason of such inquiry or investigation;

         (i) the Trustee shall not be deemed to have notice of any Default or Event of Default unless a Responsible Officer of the Trustee has actual knowledge thereof or unless written notice of any event which is in fact such a default is received by the Trustee at the Corporate Trust Office of the Trustee, and such notice references the Securities and this Indenture;

         (j) the rights, privileges, protections, immunities and benefits given to the Trustee, including, without limitation, its right to be indemnified, are extended to, and shall be enforceable by, the Trustee in each of its capacities hereunder, and to each agent, custodian and other person employed to act hereunder; and

         (k) the Trustee may request that the Company deliver an Officers' Certificate setting forth the names of individuals and/or titles of officers authorized at such time to take specified actions pursuant to this Indenture, which Officers' Certificate may be signed by any person authorized to sign an Officers' Certificate, including any person specified as so authorized in any such certificate previously delivered and not superseded.

         Section 7.3. Individual Rights of Trustee. The Trustee in its individual or any other capacity may become the owner or pledgee of Securities and may otherwise deal with the Company or its Affiliates with the same rights it would have if it were not Trustee. Any Paying Agent, Registrar, Conversion Agent or co-registrar may do the same with like rights. However, the Trustee must comply with Sections 7.10 and 7.11.

         Section 7.4. Trustee's Disclaimer. The Trustee makes no representation as to the validity or adequacy of this Indenture or the Securities, it shall not be accountable for the Company's use or application of the proceeds from the Securities, it shall not be responsible for any statement in the registration statement for the Securities under the Securities Act or in any offering document for the Securities, the Indenture or the Securities (other than its certificate of authentication), or the determination as to which beneficial owners are entitled to receive any notices hereunder.

         Section 7.5. Notice of Defaults. If a Default occurs and if it is known to the Trustee, the Trustee shall give to each Securityholder notice of the Default within 90 days after the occurrence of such Default, unless such Default shall have been cured or waived before the giving of such notice. Notwithstanding the preceding sentence, except in the case of a Default described in Section 6.1(1) or (2), the Trustee may withhold the notice if and so long as a committee of its Responsible Officers in good faith determines that withholding the notice is in the interests of Securityholders. The second sentence of this Section 7.5 shall be in lieu of the proviso to Section 315(b) of the TIA and such proviso is hereby expressly excluded from this Indenture, as permitted by the TIA. The Trustee shall not be deemed to have knowledge of a Default unless a Responsible Officer of the Trustee has received written notice of such Default.

         Section 7.6. Reports by Trustee to Holders Within 60 days after each May 15 beginning with May 15, 2003, the Trustee shall mail to each Securityholder a brief report dated as of such May 15 that complies with TIA
Section 313(a), if required by such Section 313(a). The Trustee also shall comply with TIA Section 313(b).

         A copy of each report at the time of its mailing to Securityholders shall be filed with the SEC and each securities exchange, if any, on which the Securities are listed. The Company agrees to notify the Trustee promptly whenever the Securities become listed on any securities exchange and of any delisting thereof.

         Section 7.7. Compensation and Indemnity. The Company agrees:

         (a) to pay to the Trustee from time to time such compensation as the Company and the Trustee shall from time to time agree in writing for all services rendered by it hereunder (which compensation shall not be limited (to the extent permitted by law) by any provision of law in regard to the compensation of a trustee of an express trust);

         (b) to reimburse the Trustee upon its request for all reasonable expenses, disbursements and advances incurred or made by the Trustee in accordance with any provision of this Indenture (including the reasonable compensation and the expenses, advances and disbursements of its agents and counsel), except any such expense, disbursement or advance as may be caused by its negligence or bad faith; and

         (c) to indemnify the Trustee or any predecessor Trustee and their agents for, and to hold them harmless against, any loss, damage, claim, liability, cost or expense (including attorney's fees and expenses, and taxes (other than taxes based upon, measured by or determined by the income of the Trustee)) incurred without negligence or bad faith on its part, arising out of or in connection with the acceptance or administration of this trust, including the costs and expenses of defending itself against any claim (whether asserted by the Company or any Holder or any other person) or liability in connection with the exercise or performance of any of its powers or duties hereunder.

         To secure the Company's payment obligations in this Section 7.7, the Trustee shall have a lien prior to the Securities on all money or property held or collected by the Trustee, except that held in trust to pay the principal amount, plus accrued and unpaid interest on particular Securities.

         The Company's payment obligations pursuant to this Section 7.7 shall survive the discharge of this Indenture and the resignation or removal of the Trustee. When the Trustee incurs expenses after the occurrence of a Default specified in Section 6.1(7) or (8), the expenses including the reasonable charges and expenses of its counsel, are intended to constitute expenses of administration under any bankruptcy law.

         Section 7.8. Replacement of Trustee. The Trustee may resign by so notifying the Company; provided, however, no such resignation shall be effective until a successor Trustee has accepted its appointment pursuant to this Section
7.8. The Holders of a majority in aggregate principal amount of the Securities at the time outstanding may remove the Trustee by so notifying the Trustee and the Company. The Company shall remove the Trustee if:

         (1)      the Trustee fails to comply with Section 7.10;

         (2)      the Trustee is adjudged bankrupt or insolvent;

         (3) a receiver or public officer takes charge of the Trustee or its property; or

         (4)      the Trustee otherwise becomes incapable of acting.

         If the Trustee resigns or is removed or if a vacancy exists in the office of Trustee for any reason, the Company shall promptly appoint, by resolution of its Board of Directors, a successor Trustee.

         A successor Trustee shall deliver a written acceptance of its appointment to the retiring Trustee and to the Company satisfactory in form and substance to the retiring Trustee and the Company. Thereupon the resignation or removal of the retiring Trustee shall become effective, and the successor Trustee shall have all the rights, powers and duties of the Trustee under this Indenture. The successor Trustee shall mail a notice of its succession to Securityholders. The retiring Trustee shall promptly transfer all property held by it as Trustee to the successor Trustee, subject to the lien provided for in
Section 7.7.

         If a successor Trustee does not take office within 30 days after the retiring Trustee resigns or is removed, the retiring Trustee, the Company or the Holders of a majority in aggregate principal amount of the Securities at the time outstanding may petition any court of competent jurisdiction at the expense of the Company for the appointment of a successor Trustee.

         If the Trustee fails to comply with Section 7.10, any Securityholder may petition any court of competent jurisdiction for the removal of the Trustee and the appointment of a successor Trustee.

         Section 7.9. Successor Trustee by Merger. If the Trustee consolidates with, merges or converts into, or transfers all or substantially all its corporate trust business or assets to, another corporation, the resulting, surviving or transferee corporation without any further act shall be the successor Trustee.

         Section 7.10. Eligibility; Disqualification. The Trustee shall at all times satisfy the requirements of TIA Sections 310(a)(1) and 310(b). No obligor on the Securities or person directly or indirectly controlling, controlled by or under common control with such obligor shall serve as Trustee. The Trustee (or its parent holding company) shall have a combined capital and surplus of at least $50,000,000 as set forth in its most recent published annual report of condition. Nothing herein contained shall prevent the Trustee from filing with the Commission the application referred to in the penultimate paragraph of TIA Section 310(b).

         Section 7.11. Preferential Collection of Claims Against Company. The Trustee shall comply with TIA Section 311(a), excluding any creditor relationship listed in TIA Section 311(b). A Trustee who has resigned or been removed shall be subject to TIA Section 311(a) to the extent indicated therein.

                                  ARTICLE VIII

                    SATISFACTION AND DISCHARGE OF INDENTURE;
                   DEPOSITED MONEYS AND GOVERNMENT OBLIGATIONS

         Section 8.1. Covenant Defeasance of Securities. (a) Subject to Section 8.1(b), the Company may at any time terminate its obligations under Section 4.8 and 4.9, the operation of Section 6.01(4) (but only as to failures to comply with Section 4.8 and 4.9) and the limitation contained in clause (c) of Section 5.1.

                  (b) The Company may exercise its covenant defeasance option under this Section 8.1 only if:

                  (i) The Company irrevocably deposits in trust with the Trustee, pursuant to an irrevocable trust agreement in form and substance reasonably satisfactory to the Trustee, money or direct non-callable obligations of, or non-callable obligations guaranteed by, the United States of America for the payment of which obligation or guarantee the full faith and credit of the United States of America is pledged ("Government Obligations"), or a combination of money and Government Obligations, maturing as to principal and interest in such amounts and at such times as are sufficient, without consideration of the reinvestment of such interest and after payment of all federal, state and local taxes or other charges or assessments in respect thereof payable by the Trustee, in the opinion of a nationally recognized firm of independent public accountants expressed in a written certification thereof delivered in form and substance reasonably satisfactory to the Trustee, to pay the principal of and the interest on the outstanding Securities on the dates on which any such payments are due and payable in accordance with the terms of this Indenture and such Securities (or, in the event such Securities are to be called for redemption within one year under arrangements satisfactory to the Trustee for the giving of notice of redemption by the Trustee in the name and at the expense of the Company, to pay such principal and interest until the date fixed for redemption, in which case the funds deposited in trust shall also be sufficient to pay any premium due upon redemption);

                  (ii) Such deposits shall not cause the Trustee to have a conflicting interest as defined in and for purposes of the TIA;

                  (iii) No Event of Default shall have occurred and be continuing on the date of such deposit or shall occur on or before the 91st day after the date of such deposit;

                  (iv) Such deposit will not result in a breach or violation of, or constitute a default under, this Indenture or any other instrument to which the Company is a party or by which it or its property is bound;

                  (v) The Company shall deliver to the Trustee an Opinion of Counsel stating (i) that the Holders of the outstanding Securities will not recognize income, gain or loss for federal income tax purposes as a result of such deposit and discharge and will be subject to federal income tax on the same amounts, in the same manner and at the same times as would have been the case if such deposit and discharge had not occurred, and (ii) that after the passage of 90 days (or such other period of time as then required by the non-insider preference provisions of any applicable federal bankruptcy laws) following the deposit, and provided that neither the Trustee nor the Holders are "insiders" as defined in Title 11 of the United States Code, the trust funds will not be subject to recovery under Section 547(b) of Title 11 of the United States Code, and (iii) that there would not occur any violation of the Investment Company Act of 1940, as amended, on the part of the Company or the Trustee as a result of such deposit and the related exercise of the Company's rights under this Section 8.1;

                  (vi) The Holders of the Securities of such series shall have a first priority perfected security interest under applicable state law in the money or Government Obligations deposited pursuant to Section 8.1(b)(i); and

                  (vii) The Company has delivered to the Trustee an Officers' Certificate and an Opinion of Counsel, each stating that all conditions precedent specified herein relating to the defeasance of the Securities contemplated by this Section 8.1 (other than the priority of the security interest referred to in Section 8.1(b)(vi) above) have been complied with.

         In the event all or any portion of the Securities are to be redeemed through such irrevocable trust, the Company must make arrangements satisfactory to the Trustee, at the time of such deposit, for the giving of the notice of such redemption or redemptions by the Trustee in the name and at the expense of the Company.

         Section 8.2. Satisfaction and Discharge of Indenture. This Indenture shall cease to be of further effect with respect to the Securities, and the Trustee, on demand of and at the expense of the Company, shall execute proper instruments acknowledging satisfaction and discharge of this Indenture, when:

                  (a) all Securities theretofore authenticated and delivered (other than (i) Securities which have been destroyed, lost or stolen and which have been replaced or paid as provided in Section 2.7 and
         (ii) Securities for whose payment money has theretofore been deposited in trust or segregated and held in trust by the Company and thereafter repaid to the Company or discharged from such trust, as provided in
         Section 2.4) have been delivered to the Trustee for cancellation;

              (b) the Company has paid or caused to be paid all other sums payable hereunder by the Company with respect to such Securities; and

              (c) the Company has delivered to the Trustee an Officers' Certificate and an Opinion of Counsel, each stating that the conditions precedent herein provided for relating to the satisfaction and discharge of this Indenture have been complied with.

Notwithstanding the satisfaction and discharge of this Indenture, the obligations of the Company to the Trustee under Section 7.7 shall survive such satisfaction and discharge.

       Section 8.3. Intentionally Omitted.

       Section 8.4. Application of Trust Moneys Subject to the provisions of
Section 2.4, all money or Government Obligations deposited with the Trustee pursuant to Sections 8.1 shall be held in trust and applied by it, in accordance with the provisions of the Securities, this Indenture and, in the case of
Section 8.1, such irrevocable trust agreement, to the payment, either directly or through any Paying Agent (including the Company acting as its own Paying Agent) as the Trustee may determine, to the persons entitled thereto, of the principal, premium, if any, and interest for whose payment such money has been deposited with the Trustee. The money or Government Obligations so held in trust under Section 8.1 shall not be part of the trust estate under this Indenture but shall constitute a separate trust fund for the benefit of all Holders of Securities entitled thereto.

       Section 8.5. Repayment to Company. Upon termination of the trust established pursuant to Section 8.1, the Trustee and the Paying Agent shall promptly pay to the Company upon request any excess money held by them. The Trustee and the Paying Agent shall pay to the Company upon request and, if applicable, in accordance with the irrevocable trust established pursuant to
Section 8.1 any money or Government Obligations held by them for the payment of principal of, premium, if any, or interest on any Securities that remains unclaimed for two years; provided, however, that the Trustee or such Paying Agent, before being required to make any such repayment, may at the expense of the Company cause to be published once, in a newspaper of general circulation in the Borough of Manhattan, the City and State of New York, or mail to the Holder of any such Security, or both, notice that such money remains unclaimed and that, after a date specified therein, which date shall not be less than thirty days from the date of such publication or mailing, any unclaimed balance of such money then remaining will be repaid to the Company. After payment to the Company, Securityholders entitled to such payment of principal, premium, if any, and interest must look to the Company for payment as general creditors unless an applicable abandoned property law designates another person.

       Section 8.6. Reinstatement. If the Trustee or any Paying Agent is unable to apply any money or Government Obligations in accordance with Section 8.4 by reason of any legal proceeding or by reason of any order or judgment of any court or governmental authority enjoining, restraining or otherwise prohibiting such application, or by reason of Government Obligations not paying principal and interest in such amounts and at such times as are sufficient to pay the principal of, premium, if any, and interest on the Securities in accordance with the terms of this Indenture, the Company's obligations under this Indenture with respect to such Securities shall be revived and reinstated as though no deposit had occurred pursuant to Sections

8.1 until such time as the Trustee or any Paying Agent is permitted to apply all such money or Government Obligations in accordance with Section 8.4; provided, however, that if the Company has made any payment of interest on, or principal of, such Securities because of the reinstatement of its obligations hereunder, the Company shall be subrogated to the rights of the Holders of Securities to receive such payment from the money or Government Obligations held by the Trustee or such Paying Agent for such purpose.

                                   ARTICLE IX

                                   AMENDMENTS

       Section 9.1. Without Consent of Holders. The Company and the Trustee may amend or supplement this Indenture or the Securities without the consent of any
Securityholder:

       (a) to cure any ambiguity, omission, defect or inconsistency provided that such modification or amendment does not adversely affect the interests of the holders of the Securities in any material respect;

       (b) to modify the restrictions on, and procedures for, resale and other transfers of Securities pursuant to any change in applicable law or regulation (or the interpretation thereof) or in practice relating to the resale or transfer of "restricted securities" under the Securities Act generally;

       (c) to comply with Article V or Section 10.16;

       (d) to secure the Company's obligations or add any guarantee under the Securities and this Indenture;

       (e) to add Events of Default with respect to the Securities;

       (f) to add to the Company's covenants for the benefit of the Securityholders or to surrender any right or power conferred upon the Company;

       (g) to make any change necessary for the registration of the Securities under the Securities Act or to comply with the TIA, or any amendment thereto, or to comply with any requirement of the SEC in connection with the qualification of the Indenture under the TIA, provided that such modification or amendment does not materially and adversely affect the interests of the holders of the Securities; or

       (h) to provide for uncertificated Securities in addition to or in place of certificated Securities or to provide for bearer Securities.

       Section 9.2. With Consent of Holders. With the written consent (including consent obtained in connection with a tender offer or exchange offer for the Securities) of the Holders of at least a majority in aggregate principal amount of the Securities at the time outstanding, the Company and the Trustee may amend or supplement this Indenture or the Securities. However, without the consent of each Securityholder affected, an amendment or supplement to this Indenture or the Securities may not:

       (1) reduce the interest rate (other than pursuant to an interest adjustment in accordance with paragraph 1 of the Securities) or change the time for payment of interest thereon;

       (2) reduce the principal amount of or extend the Stated Maturity of any Security;

       (3) reduce the Redemption Price, Purchase Price or Change of Control Purchase Price of any Security or change the time at which the Securities may or must be redeemed or repurchased;

       (4) change the city of any place of payment or make any payments on the Securities payable in currency other than as stated in the Security;

       (5) make any change to the provisions of Section 6.4, Section 6.7 or the second sentence of this Section 9.2;

       (6) make any change that adversely affects the right to convert any Security in accordance with the terms thereof and this Indenture;

       (7) make any change that adversely affects the right to require the Company to purchase the Securities in accordance with the terms thereof and this Indenture;

       (8) impair a Holder's right to institute suit for the enforcement of any payment on the Securities;

       (9) waive a continuing default or Event of Default regarding any payment on the Securities; or

       (10) make any change in the Company's obligation to provide Rule 144A Information in accordance with Section 4.6.

       It shall not be necessary for the consent of the Holders under this
Section 9.2 to approve the particular form of any proposed amendment, but it shall be sufficient if such consent approves the substance thereof.

       After an amendment under this Section 9.2 becomes effective, the Company shall mail to each Holder a notice briefly describing the amendment.

       Section 9.3. Compliance with Trust Indenture Act. Every amendment or supplemental indenture executed pursuant to this Article shall comply with the TIA.

       Section 9.4. Revocation and Effect of Consents, Waivers and Actions. Until an amendment, waiver or other action by Holders becomes effective, a consent thereto by a Holder of a Security hereunder is a continuing consent by the Holder and every subsequent Holder of that Security or portion of the Security that evidences the same obligation as the consenting Holder's Security, even if notation of the consent, waiver or action is not made on the Security.

However, any such Holder or subsequent Holder may revoke the consent, waiver or action as to such Holder's Security or portion of the Security if the Trustee receives the notice of revocation before the date the amendment, waiver or action becomes effective. After an amendment, waiver or action becomes effective, it shall bind every Securityholder.

       Section 9.5. Notation on or Exchange of Securities. Securities authenticated and delivered after the execution of any supplemental indenture pursuant to this Article IX may, and shall if required by the Trustee, bear a notation in form approved by the Trustee as to any matter provided for in such supplemental indenture. If the Company shall so determine, new Securities so modified as to conform, in the opinion of the Trustee and the Board of Directors, to any such supplemental indenture may be prepared and executed by the Company and authenticated and delivered by the Trustee in exchange for outstanding Securities.

       Section 9.6. Trustee To Sign Supplemental Indentures. The Trustee shall sign any supplemental indenture authorized pursuant to this Article IX if the amendment contained therein does not adversely affect the rights, duties, liabilities or immunities of the Trustee. If it does, the Trustee may, but need not, sign such supplemental indenture. In signing such supplemental indenture the Trustee shall receive, and (subject to the provisions of Section 7.1) shall be fully protected in relying upon, an Officers' Certificate and an Opinion of Counsel stating that such amendment is authorized or permitted by this Indenture.

       Section 9.7. Effect of Supplemental Indentures. Upon the execution of any supplemental indenture under this Article, this Indenture shall be modified in accordance therewith, and such supplemental indenture shall form a part of this Indenture for all purposes; and every Holder of Securities theretofore or thereafter authenticated and delivered hereunder shall be bound thereby.

                                    ARTICLE X

                                   CONVERSIONS

       Section 10.1. Conversion Privilege. Subject to and upon compliance with the provisions of this Indenture, a Holder of a Security may convert such Security into shares of Common Stock at any time during the period stated in Paragraph 8 of the Securities. The Company shall notify the Trustee (which shall in turn notify the Holders promptly upon receipt of such notification from the Company) of the date on which the Securities first become convertible (and, if the Securities cease to be convertible at any time or from time to time, of the first date thereafter on which the Securities again become convertible), which notification shall set forth the calculations on which such determination was made.

       The rate at which Common Stock shall be delivered upon conversion (herein called the "Conversion Rate") shall be initially 22.0994 shares of Common Stock for each U.S.$1,000 principal amount of Securities. The Conversion Rate shall be adjusted in certain instances as provided in this Article X. The price at which Common Stock shall be delivered upon conversion (herein called the "Conversion Price") shall at any time be equal to U.S. $1,000 divided by the then applicable Conversion Rate (and rounded to the nearest cent).

       A Holder may convert a portion of the principal amount of a Security if the portion converted is in a $1,000 principal amount or an integral multiple of $1,000. Provisions of this Indenture that apply to conversion of all of a Security also apply to conversion of a portion of a Security.

       "Average Sale Price" means the average of the Sales Prices of the shares of Common Stock for the shorter of:

              (i) 30 consecutive trading days ending on the last full trading day prior to the Time of Determination with respect to the rights, warrants or options or distribution in respect of which the Average Sale Price is being calculated;

              (ii) the period (x) commencing on the date next succeeding the first public announcement of (a) the issuance of rights, warrants or options or (b) the distribution, in each case, in respect of which the Average Sale Price is being calculated and (y) proceeding through the last full trading day prior to the Time of Determination with respect to the rights, warrants or options or distribution in respect of which the Average Sale Price is being calculated (excluding days within such period, if any, which are not trading days); or

              (iii) the period, if any, (x) commencing on the date next succeeding the Ex-Dividend Time with respect to the next preceding (a) issuance of rights, warrants or options or (b) distribution, in each case, for which an adjustment is required by the provisions of Section 10.7, 10.8 or 10.9 and (y) proceeding through the last full trading day prior to the Time of Determination with respect to the rights, warrants or options or distribution in respect of which the Average Sale Price is being calculated (excluding days within such period, if any, which are not trading days).

       In the event that the Ex-Dividend Time (or in the case of a subdivision, combination or reclassification, the effective date with respect thereto) with respect to a dividend, subdivision, combination or reclassification to which
Section 10.6(1), (2), (3) or (4) applies occurs during the period applicable for calculating "Average Sale Price" pursuant to the definition in the preceding sentence, "Average Sale Price" shall be calculated for such period in a manner determined by the Board of Directors to reflect the impact of such dividend, subdivision, combination or reclassification on the Sale Price of the shares of Common Stock during such period.

       "Time of Determination" means the time and date of the earlier of (i) the determination of stockholders entitled to receive rights, warrants or options or a distribution, in each case, to which Section 10.7, 10.8 or 10.9 applies and
(ii) the time ("Ex-Dividend Time") immediately prior to the commencement of "ex-dividend" trading for such rights, warrants or options or distribution on the NYSE or such other U.S. national or regional exchange or market on which the shares of Common Stock are then listed or quoted.

       For purposes of this Article X, "fair market value" means the fair market value, as determined in good faith by the Board of Directors (except as Section
10.8 otherwise provides in the case of a Spin-off) and set forth in a certified resolution filed with the Trustee.

       Section 10.2. Conversion Procedure. To convert a Security a Holder must satisfy the requirements in Paragraph 8 of the Securities. The first Business Day on which the Holder satisfies all those requirements and submits such Holder's Securities for conversion is the conversion date (the "Conversion Date").

       As soon as practicable after the Conversion Date, the Company shall deliver to the Holder, through the Conversion Agent, a certificate for, or a beneficial interest in a global certificate representing, the number of full shares of Common Stock issuable upon the conversion or exchange and cash in lieu of any fractional share determined pursuant to Section 10.3. The person in whose name the certificate is registered shall be treated as a shareholder of record as of the close of business on the Conversion Date. Upon conversion by a Holder of a Security in its entirety, such person shall no longer be a Holder of such Security.

       No payment or adjustment will be made for dividends on, or other distributions with respect to, any shares of Common Stock except as provided in this Article X. On conversion of a Security, except as provided below with respect to interest payable on Securities or portions thereof converted after a Regular Record Date, that portion of accrued and unpaid interest on the converted Securities attributable to the period from the most recent Interest Payment Date through the Conversion Date shall not be cancelled, extinguished or forfeited, but rather shall be deemed to be paid in full to the Holder thereof through delivery of the shares of Common Stock (together with the cash payment, if any, in lieu of fractional shares) for the Security being converted pursuant to the provisions hereof. The Company will not adjust the Conversion Rate to account for accrued interest, if any. If the Holder converts more than one Security at the same time, the number of shares of Common Stock issuable upon the conversion shall be based on the total principal amount of the Securities converted.

       The Securities or portions thereof surrendered for conversion during the period from the close of business on any Regular Record Date to the opening of business on the date on which such interest is payable shall be accompanied by payment to the Company or its order, in New York Clearing House funds or other funds acceptable to the Company, of an amount equal to the interest payable on such interest payment date on the principal amount of the Securities or portions thereof being surrendered for conversion.

       If the last day on which a Security may be converted is a Legal Holiday, the Security may be surrendered on the next succeeding day that is not a Legal Holiday.

       Upon surrender of a Security that is converted in part, the Company shall execute, and the Trustee shall authenticate and deliver to the Holder, a new Security in an authorized denomination equal in principal amount to the unconverted portion of the Security surrendered.

       Section 10.3. Fractional Shares. The Company will not issue fractional shares of Common Stock upon conversion of a Security. Instead, the Company will either (a) pay cash based on the current market value for all fractional shares or (b) issue a whole share of Common Stock in lieu of such fractional share. The current market value of a fractional share shall be determined, to the nearest 1/1,000th of a share, by multiplying the Sale Price on the last trading day immediately prior to the Conversion Date, of a full share by the fractional amount and rounding the product to the nearest whole cent. It is understood that if a Holder elects to have more than one Security converted, the number of shares of Common Stock shall be based on the aggregate principal amount of Securities to be converted.

       Section 10.4. Taxes on Conversion. If a Holder submits a Security for conversion, the Company shall pay all documentary, transfer or stamp taxes or duties and all other taxes or duties, if any, which may be imposed by the United States or any political subdivision thereof or taxing authority thereof or therein with respect to the issuance of shares of Common Stock upon the conversion. However, the Holder shall pay any such tax which is due because the Holder requests the shares to be issued in a name other than the Holder's name. The Conversion Agent may refuse to deliver the certificates representing the shares of Common Stock being issued in a name other than the Holder's name until the Conversion Agent receives a sum sufficient to pay any tax which will be due because the shares are to be issued in a name other than the Holder's name. Nothing herein shall preclude any tax withholding required by law or regulations.

       Section 10.5. Company To Provide Stock. The Company shall, prior to issuance of any Securities under this Article X, and from time to time as may be necessary, reserve out of its authorized but unissued shares of Common Stock a sufficient number of shares of Common Stock to permit the conversion of the Securities.

       All shares of Common Stock delivered upon conversion of the Securities shall be newly issued shares or treasury shares, shall be duly and validly issued and fully paid and nonassessable, and shall be free from preemptive rights and free of any lien or adverse claim. The Company will endeavor promptly to comply with all federal and state securities laws regulating the offer and delivery of shares of Common Stock upon conversion of Securities, if any, and will list or cause to have quoted such shares of Common Stock on each national securities exchange or in the over-the-counter market or such other market on which the shares of Common Stock are then listed or quoted.

       Section 10.6. Adjustment for Change in Capital Stock. If the Company:

       (1) pays a dividend or makes another distribution to all holders of its Common Stock payable exclusively in shares of its Common Stock;

       (2) subdivides the outstanding shares of its Common Stock into a greater number of shares of Common Stock;

       (3) combines the outstanding shares of its Common Stock into a smaller number of shares of Common Stock; or

       (4) issues by reclassification of its Common Stock any shares of Capital Stock,

then the conversion privilege and the Conversion Rate in effect immediately prior to such action shall be adjusted so that the Holder of a Security thereafter converted may receive the number of shares of Capital Stock of the Company which such Holder would have owned immediately following such action if such Holder had converted the Security immediately prior to the record date for such action.

       The adjustment shall become effective immediately after the record date in the case of a dividend or distribution and immediately after the effective date in the case of a subdivision, combination or reclassification.

       If after an adjustment a Holder of a Security upon conversion of such Security may receive shares of two or more classes of Capital Stock of the Company, the Conversion Rate shall thereafter be subject to adjustment upon the occurrence of an action taken with respect to any such class of Capital Stock as is contemplated by this Article X with respect to the shares of Common Stock, on terms comparable to those applicable to shares of Common Stock in this Article X.

       Section 10.7. Adjustment for Rights Issue. If the Company distributes any rights or warrants to all or substantially all holders of shares of its Common Stock entitling them to purchase shares of Common Stock at a price per share less than the Average Sale Price as of the Time of Determination (except that no adjustment will be made if the Holders of Securities may participate in the distribution without conversion on a basis and with the notice that the Board of Directors determines to be fair and appropriate in light of the basis and notice on which holders of shares of Common Stock participate in the distribution), the Conversion Rate shall be adjusted in accordance with the formula:

                                             (O + N)
                              R' = R x  ---------------
                                        (O + (N x P)/M)

              where:

              R'  = the adjusted Conversion Rate.

              R   = the current Conversion Rate.

              O   = the number of shares of Common Stock outstanding on the
                    record date for the distribution to which this Section 10.7 is being applied.

              N   = the number of additional shares of Common Stock offered
                    pursuant to the distribution.

              P   = the offering price per share of the additional shares.

              M   = the Average Sale Price, minus, in the case of (i) a
                    distribution to which Section 10.6(4) applies or (ii) a distribution to which Section 10.8 or 10.9 applies, for which, in each case, (x) the record date shall occur on or before the record date for the distribution to which this
                    Section 10.7 applies and (y) the Ex-Dividend Time shall occur on or after the date of the Time of Determination for the distribution to which this Section 10.7 applies, the fair market value (on the record date for the distribution to which this Section 10.7 applies) of the:

                            (1) Capital Stock of the Company distributed in
                    respect of each share of Common Stock in such Section 10.6(4) distribution; and

                            (2) the Company's debt, securities or assets or
                    certain rights, warrants or options to purchase securities of the Company distributed in respect of each share of Common Stock in such Section 10.8 or 10.9 distribution.

       The adjustment shall become effective immediately after the record date for the determination of shareholders entitled to receive the rights, warrants or options to which this Section 10.7 applies. If all of the shares of Common Stock subject to such rights, warrants or options have not been issued when such rights, warrants or options expire, then the Conversion Rate shall promptly be readjusted to the Conversion Rate which would then be in effect had the adjustment upon the issuance of such rights, warrants or options been made on the basis of the actual number of shares of Common Stock issued upon the exercise of such rights, warrants or options.

       No adjustment shall be made under this Section 10.7 if the application of the formula stated above in this Section 10.7 would result in a value of R' that is equal to or less than the value of R.

       Section 10.8. Adjustment for Certain Distributions. If the Company distributes to all holders of its shares of Common Stock any of its debt, securities or assets or any rights, warrants or options to purchase securities of the Company (including securities or cash, but excluding (x) distributions of Capital Stock referred to in Section 10.6, distributions of rights, warrants or options referred to in Section 10.7 and cash distributions referred to in
Section 10.9 and (y) payments made to redeem rights issued under any present or future rights agreement of the Company) (except that no adjustment will be made if the Holders of Securities may participate in the distribution without conversion on a basis and with notice that the Board of Directors determines to be fair and appropriate in light of the basis and notice on which holders of the Common Stock participate in the distribution), the Conversion Rate shall be adjusted, subject to the provisions of the last paragraph of this Section 10.8, in accordance with the formula:

                                   R x M
                             R' = -------
                                  (M - F)

              where:

              R'  = the adjusted Conversion Rate.

              R   = the current Conversion Rate.

              M   = the Average Sale Price, minus, in the case of (i) a
                    distribution to which Section 10.6(4) applies or (ii) a distribution to which Section 10.7 or 10.9 applies, for which, in each case, (x) the record date shall occur on or before the record date for the distribution to which this
                    Section 10.8 applies and (y) the Ex-Dividend Time shall occur on or after the date of the Time of Determination for the distribution to which this Section 10.8 applies, the fair market value (on the record date for the distribution to which this Section 10.8 applies) of the:

                            (1) Capital Stock of the Company distributed in
                    respect of each share of Common Stock in such Section 10.6(4) distribution; and

                            (2) the Company's debt, securities or assets or
                    certain rights, warrants or options to purchase securities of the Company distributed in respect of each share of Common Stock in such Section 10.7 or 10.9 distribution.

              F   = the fair market value (on the record date for the
                    distribution to which this Section 10.8 applies) of the assets, securities, rights, warrants or options to be distributed in respect of each share of Common Stock in the distribution to which this Section 10.8 is being applied (including, in the case of cash dividends or other cash distributions giving rise to an adjustment, all such cash distributed concurrently).

       In the event the Company distributes shares of Capital Stock of a Subsidiary, the Conversion Rate will be adjusted, if at all, based on the market value of the Subsidiary stock so distributed relative to the market value of the Common Stock, as discussed below. The Board of Directors of the Company shall determine fair market values for the purposes of this Section 10.8, except that in respect of a dividend or other distribution of shares of Capital Stock of any class or series, or similar equity interests, of or relating to a Subsidiary or other business unit of the Company (a "Spin-off"), the fair market value of the securities to be distributed shall equal the average of the daily Sales Prices of those securities for the five consecutive trading days commencing on and including the sixth day of trading of those securities after the effectiveness of the Spin-off and the average of the Sales Prices shall mean the average Sales Prices for the Common Stock for the same five trading days. In the event, however, that an underwritten initial public offering of the securities in the Spin-off occurs simultaneously with the Spin-off, fair market value of the securities distributed in the Spin-off shall mean the initial public offering price of such securities and the Average Sale Price, for purposes of this sentence, shall mean the Sales Price for the Common Stock on the same trading day.

       The adjustment shall become effective immediately after the record date for the determination of shareholders entitled to receive the distribution to which this Section 10.8 applies, except that an adjustment related to a Spin-off shall become effective at the earlier to occur of (i) 10 trading days after the effective date of the Spin-off and (ii) the initial public offering of the securities distributed in the Spin-off.

       In the event that, with respect to any distribution to which this Section
10.8 would otherwise apply, the difference "M-F" as defined in the above formula is less than $1.00 or "F" is equal to or greater than "M", then the adjustment provided by this Section 10.8 shall not be made and in lieu thereof the provisions of Section 10.16 shall apply to such distribution.

       Section 10.9. Adjustment for All Cash Distribution. If the Company shall pay or make a dividend or other distribution consisting exclusively of cash to all holders of its Common Stock (excluding any cash that is distributed (x) upon a merger or consolidation to which Section 10.16 applies or (y) as part of a distribution referred to in Section 10.8), in an aggregate amount that, (A) during the fiscal quarter in which the Securities were issued or either of the two fiscal quarters next succeeding such quarter, exceeds the amount so distributed during the fiscal quarter immediately preceding such fiscal quarter or (B) at any other time, combined together with (1) the aggregate amount of any other such distributions to all holders of Common Stock made exclusively in cash within the 12 months preceding the date of payment of such distribution, and in respect of which no Conversion Rate adjustment has been made, and (2) the aggregate amount of any cash plus the fair market value of consideration payable in respect of any tender or exchange offer by the Company or any Subsidiary of the Company for all or any portion of the Common Stock concluded within the 12 months preceding the date of payment of such distribution, and in respect of which no Conversion Rate adjustment has been made, exceeds 15% of the product of the Sale Price on the record date with respect to such distribution times the number of shares of Common Stock outstanding on such date, the Conversion Rate shall be adjusted, subject to the last paragraph of this Section 10.9, in accordance with the following formula:

                                      R x M
                                R' = -------
                                     (M - C)


              where:

              R'  = the adjusted Conversion Rate.

              R   = the current Conversion Rate.

              M   = the Average Sale Price, minus, in the case of (i) a
                    distribution to which Section 10.6(4) applies or (ii) a distribution to which Section 10.7 or 10.8 applies, for which, in each case, (x) the record date shall occur on or before the record date for the distribution to which this
                    Section 10.9 applies and (y) the Ex-Dividend Time shall occur on or after the date of the Time of Determination for the distribution to which this Section 10.9 applies, the fair market value (on the record date for the distribution to which this Section 10.9 applies) of the:

                            (1) Capital Stock of the Company distributed in
                    respect of each share of Common Stock in such Section 10.6(4) distribution; and

                            (2) the Company's debt, securities or assets or
                    certain rights, warrants or options to purchase securities of the Company distributed in respect of each share of Common Stock in such Section 10.7 or 10.8 distribution.

              C   = the amount of (1) such cash dividend or other distribution plus (2) the aggregate amount of any other such distributions to all holders of Common Stock made exclusively in cash within the 12 months preceding the date of payment of such distribution, and in respect of which no Conversion Rate adjustment has been made, plus (3) the aggregate amount of any cash plus the fair market value of consideration payable in respect of any tender or exchange offer by the Company or any Subsidiary of the Company for all or any portion of the Common Stock concluded within the 12 months preceding the date of payment of such distribution, and in respect of which no Conversion Rate adjustment has been made, applicable to one share of Common Stock

            The adjustment shall become effective immediately prior to the opening of business on the day following the date fixed for payment of such distribution.

            In the event that, with respect to any distribution to which this
Section 10.9 would otherwise apply, the difference "M-C" as defined in the above formula is less than $1.00 or "C" is equal to or greater than "M", then the adjustment provided by this Section 10.9 shall not be made and in lieu thereof the provisions of Section 10.16 shall apply to such distribution. Any adjustment pursuant to this Section made as a result of a distribution described in Section 10.9(A) above shall be made only to the extent that the amount distributed exceeds the amount so distributed during the fiscal quarter immediately preceding the date of issuance of the Securities.

       Section 10.10. Adjustment for Self Tender Offers. If the Company or any Subsidiary of the Company acquires shares of the Company's Common Stock by way of a tender or exchange offer, other than an odd-lot offer by the Company or any of its Subsidiaries, for the Common Stock (excluding stock options) to the extent that the offer involves aggregate consideration that, together with (i) any cash and the fair market value of any other consideration payable in respect of any tender or exchange offer by the Company or any of its Subsidiaries for shares of Common Stock consummated within the 12 months preceding the Expiration Time, and in respect of which no Conversion Rate adjustment has been made, and
(ii) the aggregate amount of any all-cash dividends or distributions to all holders of Common Stock made within the 12 months preceding the Expiration Time, and in respect of which no a Conversion Rate adjustment has been made, exceeds an amount equal to 15% of the Sale Price of the Common Stock on the Business Day immediately preceding the Expiration Time times the number of shares of Common Stock outstanding on such day, the Conversion Rate shall be adjusted in accordance with the formula:

                                         F + (N x M)
                                R' = R x -----------
                                           (O x M)

              where:

              R'  = the adjusted Conversion Rate.

              R   = the current Conversion Rate.

              O   = the number of shares of Common Stock outstanding (including any tendered or exchanged shares) at the last time tenders of exchanges may be made pursuant to such tender or exchange offer (the "Expiration Time").

              M   = the Sale Price per share of Common Stock on the trading day on the NYSE next succeeding the Expiration Time.

              F   = the sum of (1) the fair market value of the aggregate
                    consideration payable to stockholders based on the acceptance (up to any maximum specified in the terms of the tender or exchange offer) of all shares of Common Stock validly tendered or exchanged and not withdrawn as of the Expiration Time (the shares deemed so accepted, up to any such maximum, being referred to as the "Purchased Shares") plus (2) any cash and the fair market value of any other consideration payable in respect of any tender or exchange offer by the Company or any of its Subsidiaries for shares of Common Stock consummated within the 12 months preceding the Expiration Time, and in respect of which no Conversion Rate adjustment has been made, plus (3) the aggregate amount of any all-cash dividends or distributions to all holders of Common Stock made within the 12 months preceding the Expiration Time, and in respect of which no Conversion Rate adjustment has been made.

              N   = the number of shares of Common Stock (less any Purchased
                    Shares) at the Expiration Time.

              The adjustment shall become effective immediately prior to the opening of business on the day following the Expiration Time.

       Section 10.11. When Adjustment May Be Deferred. No adjustment in the Conversion Rate need be made unless the adjustment would require an increase or decrease of at least 1% in the Conversion Rate. Any adjustments that are not made shall be carried forward and taken into account in any subsequent adjustment.

       All calculations under this Article X shall be made to the nearest cent or to the nearest 1/1,000th of a share, as the case may be.

       Section 10.12. When No Adjustment Required. Notwithstanding any provision to the contrary herein, no adjustment to the Conversion Rate need be made as a result of:

       (1) (i) the issuance of the rights; (ii) the distribution of separate certificates representing the rights; (iii) the exercise or redemption of the rights in accordance with any rights agreement; or (iv) the termination or invalidation of the rights, in each case, pursuant to the Company's existing stockholders rights plan, as amended, modified, or supplemented from time to time or any newly adopted stockholders rights plans;

       (2) upon the issuance of any shares of Common Stock pursuant to any present or future plan providing for the reinvestment of dividends or interest payable on securities of the Company and the investment of additional optional amounts in shares of Common Stock under any plan;

       (3) upon the issuance of any shares of Common Stock or options or rights to purchase those shares pursuant to any present or future employee, director or consultant benefit plan or program of or assumed by the Company or any of its Subsidiaries; or

       (4) upon the issuance of any shares of Common Stock pursuant to any option, warrant, right, or exercisable, exchangeable or convertible security outstanding as of the date the Securities were first issued.

       No adjustment need be made for a change in the par value or no par value of the Common Stock.

       To the extent the Securities become convertible pursuant to this Article X in whole or in part into cash, no adjustment need be made thereafter as to the cash. Interest will not accrue on the cash.

       Section 10.13. Notice of Adjustment. Whenever the Conversion Rate is adjusted, the Company shall promptly mail to Holders a notice of the adjustment. The Company shall file with the Trustee and the Conversion Agent such notice briefly stating the facts requiring the adjustment and the manner of computing it. The certificate shall be conclusive evidence that the adjustment is correct. Neither the Trustee nor any Conversion Agent shall be under any duty or responsibility with respect to any such certificate except to exhibit the same to any Holder desiring inspection thereof.

       Section 10.14. Voluntary Increase. The Company from time to time may increase the Conversion Rate by any amount at any time for at least 20 days, so long as the increase is irrevocable during such period. Whenever the Conversion Rate is increased, the Company shall mail to Securityholders and file with the Trustee and the Conversion Agent a notice of the increase. The Company shall mail the notice at least 15 days before the date the increased Conversion Rate takes effect. The notice shall state the increased Conversion Rate and the period it will be in effect. A voluntary increase of the Conversion Rate does not change or adjust the Conversion Rate otherwise in effect for purposes of
Section 10.6, 10.7, 10.8, 10.9 or 10.10.

       Section 10.15. Notice of Certain Transactions. If:

       (a) the Company takes any action that would require an adjustment in the Conversion Rate pursuant to Section 10.6, 10.7, 10.8, 10.9 or 10.10 (unless no adjustment is to occur pursuant to Section 10.12); or

       (b) the Company takes any action that would require a supplemental indenture pursuant to Section 10.16; or

       (c) there is a liquidation or dissolution of the Company;

then the Company shall mail to Holders and file with the Trustee and the Conversion Agent a notice stating the proposed record date for a dividend, distribution or subdivision or the proposed effective date of a combination, reclassification, consolidation, merger, binding share exchange, transfer, liquidation or dissolution. The Company shall file and mail the notice at least 15 days before such date. Failure to file or mail the notice or any defect in it shall not affect the validity of the transaction.

       Section 10.16. Reorganization of Company; Special Distributions. If the Company is a party to a transaction subject to Article V (other than a sale of all or substantially all of the properties and assets of the Company in a transaction in which the holders of shares of Common Stock immediately prior to such transaction do not receive securities, cash or other assets of the Company or any other person) or a merger which reclassifies or changes its outstanding shares of Common Stock, the person obligated to deliver securities, cash or other assets upon conversion of Securities shall enter into a supplemental indenture. If the issuer of securities deliverable upon conversion of Securities is an Affiliate of the successor Company, that issuer shall join in the supplemental indenture.

       The supplemental indenture shall provide that the Holder of a Security may convert it into the kind and amount of securities, cash or other assets which such Holder would have received immediately after the consolidation, merger, or transfer if such Holder had converted the Security immediately before the effective date of the transaction, assuming (to the extent applicable) that such Holder (i) was not a constituent person or an Affiliate of a constituent person to such transaction; (ii) made no election with respect thereto; and
(iii) was treated alike with the plurality of non-electing Holders. The supplemental indenture shall provide for adjustments which shall be as nearly equivalent as may be practical to the adjustments provided for in this Article
X. The successor Company shall mail to Securityholders a notice briefly describing the supplemental indenture.

       If this Section 10.16 applies, neither Section 10.6 nor 10.7 applies.

       If the Company makes a distribution to all holders of its shares of Common Stock of any of its debt, securities or assets or any rights, warrants or options to purchase securities of the Company or any cash that, but for the provisions of the last paragraph of Section 10.8 or 10.9, would otherwise result in an adjustment in the Conversion Rate pursuant to the provisions of Section
10.8 or 10.9, then, from and after the record date for determining the holders of shares of Common Stock entitled to receive the distribution, a Holder of a Security that converts such Security in accordance with the provisions of this Indenture shall upon such conversion be entitled to receive, in addition to the shares of shares of Common Stock into which the Security is convertible, the kind and amount of securities, cash or other assets comprising the distribution that such Holder would have received if such Holder had converted the Security immediately prior to the record date for determining the holders of shares of Common Stock entitled to receive the distribution.

       Section 10.17. Company Determination Final. Any determination that the Company or the Board of Directors must make pursuant to Section 10.3, 10.6, 10.7, 10.8, 10.9, 10.10, 10.11, 10.12, 10.16 or 10.19 is conclusive, absent manifest error.

       Section 10.18. Trustee's Adjustment Disclaimer. The Trustee has no duty to determine when an adjustment under this Article X should be made, how it should be made or what it should be. The Trustee has no duty to determine whether a supplemental indenture under Section 10.16 need be entered into or whether any provisions of any supplemental indenture are correct. The Trustee shall not be accountable for and makes no representation as to the validity or value of any securities or assets issued upon conversion of Securities. The Trustee shall not be responsible for the Company's failure to comply with this
Article X. Each Conversion Agent shall have the same protection under this
Section 10.18 as the Trustee.

       Section 10.19. Simultaneous Adjustments. In the event that this Article X requires adjustments to the Conversion Rate under more than one of Sections 10.6(4), 10.7, 10.8 or 10.9, and the record dates for the distributions giving rise to such adjustments shall occur on the same date, then such adjustments shall be made by applying, first, the provisions of Section 10.6, second, the provisions of Section 10.8, third, the provisions of Section 10.7 and, fourth, the provisions of Section 10.9.

       Section 10.20. Successive Adjustments. After an adjustment to the Conversion Rate under this Article X, any subsequent event requiring an adjustment under this Article X shall cause an adjustment to the Conversion Rate as so adjusted.

       Section 10.21. Restriction on Common Stock Issuable upon Conversion.

       (a) Shares of Common Stock to be issued upon conversion of the Securities prior to the effectiveness of a Shelf Registration Statement shall be physically delivered in certificated form or in the form of beneficial interests in book-entry Common Stock registered in the name of the Depositary or a nominee thereof to the holders converting such Securities, and the certificate or certificates representing such shares of Common Stock shall bear the Restricted Common Stock Legend unless removed in accordance with Section 10.21(c).

       (b) If (i) shares of Common Stock to be issued upon conversion of a Security prior to the effectiveness of a Shelf Registration Statement are to be registered in a name other than that of the holder of such Security or (ii) shares of Common Stock represented by a certificate bearing the Restricted Common Stock Legend are transferred subsequently by such holder, then, unless the Shelf Registration Statement has become effective and such shares are being transferred pursuant to the Shelf Registration Statement, the holder must deliver to the transfer agent for the Common Stock a certificate in substantially the form of Exhibit D as to compliance with the restrictions on transfer applicable to such shares of Common Stock, and neither the transfer agent nor the registrar for the Common Stock shall be required to register any transfer of such Common Stock not so accompanied by a properly completed certificate.

       (c) Except for transfers in connection with a Shelf Registration Statement, if certificates representing shares of Common Stock are issued upon the registration of transfer, exchange or replacement of any other certificate representing shares of Common Stock bearing the Restricted

Common Stock Legend, or if a request is made to remove such Restricted Common Stock Legend from certificates representing shares of Common Stock, the certificates so issued shall bear the Restricted Common Stock Legend, or the Restricted Common Stock Legend shall not be removed, as the case may be, unless there is delivered to the Company such satisfactory evidence, which, in the case of a transfer made pursuant to Rule 144 under the Securities Act, may include an opinion of counsel as may be reasonably required by the Company, that neither the legend nor the restrictions on transfer set forth therein are required to ensure that transfers thereof comply with the provisions of Rule 144A, Rule 144 or Regulation S under the Securities Act or that such shares of Common Stock are securities that are not "restricted" within the meaning of Rule 144 under the Securities Act. Upon provision to the Company of such reasonably satisfactory evidence, the Company shall cause the transfer agent for the Common Stock to countersign and deliver certificates representing shares of Common Stock that do not bear the legend.

                                   ARTICLE XI

                                  MISCELLANEOUS

       Section 11.1. Trust Indenture Act Controls. If any provision of this Indenture limits, qualifies, or conflicts with another provision which is required to be included in this Indenture by the TIA, the required provision shall control.

       Section 11.2. Notices. Any request, demand, authorization, notice, waiver, consent or communication shall be in writing and delivered in person or mailed by first-class mail, postage prepaid, addressed as follows or transmitted by facsimile transmission (confirmed by guaranteed overnight courier) to the following facsimile numbers:

       if to the Company:

       Harris Corporation
       1025 West NASA Boulevard
       Melbourne, FL 32919
       Attn: Treasurer
       Facsimile No:  (321) 727-9222

       with a copy to:

       Harris Corporation
       1025 West NASA Boulevard
       Melbourne, FL 32919
       Attn: Scott T. Mikuen, Esq.
       Facsimile No:  (321) 727-9234

       if to the Trustee:

       The Bank of New York
       101 Barclay Street, Floor 8W
       New York, NY 10286
       Attention: Corporate Trust Administration
       Facsimile No. (212) 815-5704

       The Company or the Trustee by notice given to the other in the manner provided above may designate additional or different addresses for subsequent notices or communications.

       Any notice or communication given to a Securityholder shall be mailed to the Securityholder, by first-class mail, postage prepaid, at the Securityholder's address as it appears on the registration books of the Registrar and shall be sufficiently given if so mailed within the time prescribed.

       Failure to mail a notice or communication to a Securityholder or any defect in it shall not affect its sufficiency with respect to other Securityholders. If a notice or communication is mailed in the manner provided above, it is duly given, whether or not received by the addressee.

       If the Company mails a notice or communication to the Securityholders, it shall mail a copy to the Trustee and each Registrar, Paying Agent, Conversion Agent or co-registrar.

       Section 11.3. Communication by Holders with Other Holders. Securityholders may communicate pursuant to TIA Section 312(b) with other Securityholders with respect to their rights under this Indenture or the Securities. The Company, the Trustee, the Registrar, the Paying Agent, the Conversion Agent and anyone else shall have the protection of TIA Section 312(c).

       Section 11.4. Certificate and Opinion as to Conditions Precedent. Upon any request or application by the Company to the Trustee to take any action under this Indenture, the Company shall furnish to the Trustee:

       (1) an Officers' Certificate stating that, in the opinion of the signers, all conditions precedent, if any, provided for in this Indenture relating to the proposed action have been complied with; and

       (2) an Opinion of Counsel stating that, in the opinion of such counsel, all such conditions precedent have been complied with.

       Section 11.5. Statements Required in Certificate or Opinion. Each Officers' Certificate or Opinion of Counsel with respect to compliance with a covenant or condition provided for in this Indenture shall include:

       (1) a statement that each person making such Officers' Certificate or Opinion of Counsel has read such covenant or condition;

       (2) a brief statement as to the nature and scope of the examination or investigation upon which the statements or opinions contained in such Officers' Certificate or Opinion of Counsel are based;

       (3) a statement that, in the opinion of each such person, he has made such examination or investigation as is necessary to enable such person to express an informed opinion as to whether or not such covenant or condition has been complied with; and

       (4) a statement that, in the opinion of such person, such covenant or condition has been complied with.

       Section 11.6. Separability Clause. In case any provision in this Indenture or in the Securities shall be invalid, illegal or unenforceable, the validity, legality and enforceability of the remaining provisions shall not in any way be affected or impaired thereby.

       Section 11.7. Rules by Trustee, Paying Agent, Conversion Agent and Registrar. The Trustee may make reasonable rules for action by or a meeting of Securityholders. The Registrar, the Conversion Agent and the Paying Agent may make reasonable rules for their functions.

       Section 11.8. Legal Holidays. A "Legal Holiday" is any day other than a Business Day. If any specified date (including a date for giving notice) is a Legal Holiday, the action shall be taken on the next succeeding day that is not a Legal Holiday, and, if the action to be taken on such date is a payment in respect of the Securities, no interest, if any, shall accrue for the intervening period.

       Section 11.9. GOVERNING LAW. THE INDENTURE AND THE SECURITIES WILL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK WITHOUT REGARD AS TO CONFLICT OF LAWS PRINCIPLES.

       Section 11.10. No Recourse Against Others. A director, officer, employee or stockholder, as such, of the Company shall not have any liability for any obligations of the Company under the Securities or this Indenture or for any claim based on, in respect of or by reason of such obligations or their creation. By accepting a Security, each Securityholder shall waive and release all such liability. The waiver and release shall be part of the consideration for the issue of the Securities.

       Section 11.11. Successors. All agreements of the Company in this Indenture and the Securities shall bind its successor. All agreements of the Trustee in this Indenture shall bind its successor.

       Section 11.12. Multiple Originals. The parties may sign any number of copies of this Indenture. Each signed copy shall be an original, but all of them together represent the same agreement. One signed copy is enough to prove this Indenture.

       IN WITNESS WHEREOF, the undersigned, being duly authorized, have executed this Indenture on behalf of the respective parties hereto as of the date first above written.

                                        HARRIS CORPORATION


                                        By:  /s/ D. S. Wasserman
                                           ------------------------------------
                                           Name: David S. Wasserman
                                           Title: Vice President - Treasurer


                                        THE BANK OF NEW YORK, as Trustee


                                        By:   /s/ Mary LaGumina
                                           ------------------------------------
                                           Name:  Mary LaGumina
                                           Title: Vice President

                                                                     EXHIBIT A-1

                        [FORM OF FACE OF GLOBAL SECURITY]

      THIS SECURITY WILL BE SUBJECT TO THE REGULATIONS GOVERNING CONTINGENT PAYMENT DEBT INSTRUMENTS FOR UNITED STATES FEDERAL INCOME TAX PURPOSES. AS REQUIRED UNDER APPLICABLE TREASURY REGULATIONS, THE COMPANY HAS SET FORTH THE "COMPARABLE YIELD" IN SECTION 4.7 OF THE INDENTURE PURSUANT TO WHICH THIS SECURITY IS BEING ISSUED. THE HOLDER OF THIS SECURITY MAY OBTAIN THE PROJECTED PAYMENT SCHEDULE BY SUBMITTING A WRITTEN REQUEST FOR SUCH INFORMATION TO HARRIS CORPORATION, 1025 WEST NASA BOULEVARD, MELBOURNE, FL 32919, ATTENTION:
TREASURER.

      UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY TO THE ISSUER OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY (AND ANY PAYMENT HEREON IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL SINCE THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

      TRANSFERS OF THIS GLOBAL SECURITY SHALL BE LIMITED TO TRANSFERS TO NOMINEES OF THE DEPOSITORY TRUST COMPANY, OR TO A SUCCESSOR THEREOF OR SUCH SUCCESSOR'S NOMINEE AND TRANSFERS OF PORTIONS OF THIS GLOBAL SECURITY SHALL BE LIMITED TO TRANSFERS MADE IN ACCORDANCE WITH THE RESTRICTIONS SET FORTH IN ARTICLE TWO OF THE INDENTURE REFERRED TO ON THE REVERSE HEREOF.

      THIS SECURITY AND ANY COMMON STOCK ISSUABLE UPON CONVERSION OF THIS SECURITY HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"). THE HOLDER HEREOF, BY PURCHASING THIS SECURITY, AGREES FOR THE BENEFIT OF THE COMPANY THAT THIS SECURITY AND ANY COMMON STOCK ISSUABLE UPON CONVERSION OF THIS SECURITY MAY NOT BE RESOLD, PLEDGED OR OTHERWISE TRANSFERRED (X) PRIOR TO THE SECOND ANNIVERSARY OF THE ISSUE HEREOF (OR ANY PREDECESSOR SECURITY HEREOF) OR (Y) BY ANY HOLDER THAT WAS AN "AFFILIATE" (WITHIN THE MEANING OF RULE 144 UNDER THE SECURITIES ACT) OF THE COMPANY AT ANY TIME DURING THE THREE MONTHS PRECEDING THE DATE OF SUCH TRANSFER, IN EITHER CASE OTHER THAN (1) TO THE COMPANY, (2) SO LONG AS THIS SECURITY IS ELIGIBLE FOR RESALE PURSUANT TO RULE 144A UNDER THE SECURITIES ACT ("RULE 144A"), TO A PERSON WHO THE SELLER REASONABLY BELIEVES IS A QUALIFIED INSTITUTIONAL BUYER WITHIN THE MEANING OF RULE 144A, PURCHASING FOR ITS OWN ACCOUNT OR


                                     A-1-1

FOR THE ACCOUNT OF A QUALIFIED INSTITUTIONAL BUYER TO WHOM NOTICE IS GIVEN THAT THE RESALE, PLEDGE OR OTHER TRANSFER IS BEING MADE IN RELIANCE ON RULE 144A, (3) IN AN OFFSHORE TRANSACTION (AS DEFINED IN REGULATION S UNDER THE SECURITIES ACT) IN ACCORDANCE WITH REGULATION S UNDER THE SECURITIES ACT, (4) PURSUANT TO AN EXEMPTION FROM REGISTRATION UNDER THE SECURITIES ACT PROVIDED BY RULE 144 (IF APPLICABLE) UNDER THE SECURITIES ACT OR (5) PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT, IN EACH CASE IN ACCORDANCE WITH ANY APPLICABLE SECURITIES LAWS OF ANY STATE OF THE UNITED STATES. THE HOLDER HEREOF, BY PURCHASING THIS SECURITY, REPRESENTS AND AGREES FOR THE BENEFIT OF THE COMPANY THAT IT IS (1) A QUALIFIED INSTITUTIONAL BUYER OR (2) NOT A U.S. PERSON AND IS OUTSIDE THE UNITED STATES WITHIN THE MEANING OF (OR AN ACCOUNT SATISFYING THE REQUIREMENTS OF PARAGRAPH (k)(2) OF RULE 902 UNDER) REGULATION S UNDER THE SECURITIES ACT. IN ANY CASE THE HOLDER HEREOF WILL NOT, DIRECTLY OR INDIRECTLY, ENGAGE IN ANY HEDGING TRANSACTION WITH REGARD TO THIS SECURITY OR ANY COMMON STOCK ISSUABLE UPON CONVERSION OF THIS SECURITY EXCEPT AS PERMITTED BY THE SECURITIES ACT.

      The foregoing legend may be removed from this Security on satisfaction of the conditions specified in the Indenture.


                                     A-1-2

                               HARRIS CORPORATION

                      3.5% CONVERTIBLE DEBENTURES DUE 2022

No.                                                 Rule 144A CUSIP: 413 875 ag0
Issue Date:                                      Regulation S CUSIP: U24 663 AA1
Issue Price: 100% of principal amount

      HARRIS CORPORATION, a corporation duly organized and existing under the laws of the State of Delaware, promises to pay to Cede & Co. or registered assigns, the principal amount set forth on Schedule I hereto (which amount may from time to time be increased or decreased by adjustments made on Schedule I hereto by or on behalf of the Depositary in accordance with the Applicable Procedures) on August 15, 2022.

      This Security shall bear interest at the initial rate of 3.5% per annum, subject to the adjustments set forth on the other side of this Security. This Security is convertible as specified on the other side of this Security.

      Additional provisions of this Security are set forth on the other side of this Security.



Dated:                                   HARRIS CORPORATION


                                          By:
                                             ----------------------------------
                                             Name:
                                             Title:


TRUSTEE'S CERTIFICATE OF AUTHENTICATION


THE BANK OF NEW YORK,
   as Trustee, certifies that this is one
   of the Securities referred to in the
   within-mentioned Indenture.


By
  ----------------------------------
  Authorized Signatory


Dated:


                                     A-1-3

                      [FORM OF REVERSE OF GLOBAL SECURITY]

                      3.5% CONVERTIBLE DEBENTURES DUE 2022

1.    Interest.

      This Security shall bear interest at an initial rate of 3.5% per year on the principal amount hereof, from August 26, 2002 or from the most recent Interest Payment Date (as defined below) to which payment has been paid or duly provided for, payable semiannually in arrears on August 15 and February 15 of each year (each, an "Interest Payment Date") to the persons in whose names the Securities are registered at the close of business on February 1 and August 1 (each, a "Regular Record Date") (whether or not a Business Day), as the case may be, next preceding such Interest Payment Date. Notwithstanding the foregoing, on the close of business on August 15, 2007, August 15, 2012 and August 15, 2017 (each, a "Reset Date"), the interest rate on this Security shall be automatically reset, and this Security shall accrue interest, from such Reset Date, to but excluding the next succeeding Reset Date, or, in the case of August 15, 2017, until the principal amount is paid or duly made available for payment, at a rate per annum equal to the interest rate payable 120 days prior to such Reset Date on 5-year U.S. Treasury Notes, provided that, in no event shall the interest rate on this Security be reset below 3.5% per annum or above 5.5% per annum. Any change in the interest rate pursuant to the preceding sentence shall not have any effect on any other provision of the Indenture or this Security. Interest on the Securities will be computed on the basis of a 360-day year comprised of twelve 30-day months.

      Interest on Securities converted after a Regular Record Date, but prior to the corresponding Interest Payment Date, will be paid to the Holder of the Securities on the Regular Record Date but, upon conversion, the Holder must pay the Company the interest which has accrued and will be paid on such Interest Payment Date.

      If the principal amount of a Security, plus accrued and unpaid interest, or any portion thereof, is not paid when due (whether upon acceleration pursuant to Section 6.2 of the Indenture, upon the date set for payment of the Redemption Price pursuant to Paragraph 5 hereof, upon the date set for payment of the Purchase Price or the Change of Control Purchase Price pursuant to Paragraph 7 hereof, or upon the Stated Maturity of this Security), then, in each such case, the overdue amount shall, to the extent permitted by law, bear interest at the rate applicable to the Securities, compounded semi-annually, which interest shall accrue from the date such overdue amount was originally due to the date of payment of such amount, including interest thereon, has been made or duly provided for. All such interest shall be payable on demand and shall be based on a 360-day year comprised of twelve 30-day months.

      (a) General. Except as provided below, interest and Liquidated Damages Amounts, if any, will be paid (i) on the Global Securities to the Depositary in immediately available funds, (ii) on the definitive Securities having an aggregate principal amount of $2,000,000 or less, by check mailed to the Holders of such Securities, and (iii) on the definitive Securities having an aggregate principal amount of more than $2,000,000, by wire transfer in immediately available funds at the election of the Holders of these Securities.

2.    Method of Payment.


                                     A-1-4

      Subject to the terms and conditions of the Indenture, the Company will make payments in cash in respect of Redemption Prices, Purchase Prices, Change of Control Purchase Prices and at Stated Maturity to Holders who surrender Securities to the Paying Agent to collect such payments in respect of the Securities. The Company will pay cash amounts in money of the United States that at the time of payment is legal tender for payment of public and private debts. However, the Company may make such cash payments by wire transfer of immediately available funds or check payable in such money.

3.    Paying Agent, Conversion Agent and Registrar.

      Initially, The Bank of New York (the "Trustee") will act as Paying Agent, Conversion Agent and Registrar. The Company may appoint and change any Paying Agent, Conversion Agent or Registrar without notice, other than notice to the Trustee; provided, however, that the Company will maintain at least one Paying Agent in the State of New York, City of New York, Borough of Manhattan, which shall initially be an office or agency of the Trustee. The Company or any of its Subsidiaries or any of their Affiliates may act as Paying Agent, Conversion Agent or Registrar.

4.    Indenture.

      The Company issued the Securities under an Indenture dated as of August 26, 2002 (the "Indenture"), between the Company and the Trustee. The terms of the Securities include those stated in the Indenture and those made part of the Indenture by reference to the Trust Indenture Act of 1939, as in effect from time to time (the "TIA"). Capitalized terms used herein and not defined herein have the meanings ascribed thereto in the Indenture. The Securities are subject to all such terms, and Securityholders are referred to the Indenture and the TIA for a statement of those terms. To the extent any provisions of this Security and the Indenture conflict, the provisions of the Indenture shall control.

      The Securities are unsubordinated unsecured obligations of the Company limited to $150,000,000 aggregate principal amount.

5.    Redemption at the Option of the Company.

      No sinking fund is provided for the Securities. The Securities are redeemable at the option of the Company in whole or in part, on or after August 18, 2007 upon not less than 30 nor more than 60 days' notice by mail for a cash price equal to 100.0% of the principal amount thereof plus accrued and unpaid interest, if any, to the Redemption Date (the "Redemption Price").

6.    Notice of Redemption.

      Notice of redemption pursuant to Paragraph 5 of this Security will be mailed at least 30 days but not more than 60 days before the Redemption Date to each Holder of Securities to be redeemed at the Holder's registered address. If money sufficient to pay the Redemption Price of all Securities or portions thereof to be redeemed on the Redemption Date is deposited with the Paying Agent prior to or on the Redemption Date, interest ceases to accrue on such Securities or portions thereof immediately after such Redemption Date. Securities in denominations larger


                                     A-1-5
than $1,000 of principal amount may be redeemed in part but only in integral multiples of $1,000 of principal amount, if less than all of the Securities are being redeemed.

7.    Purchase by the Company at the Option of the Holder.

      (a) Subject to the terms and conditions of the Indenture, the Company shall become obligated to purchase, at the option of the Holder, all or any portion of the Securities held by such Holder on any Purchase Date in integral multiples of $1,000, if less than all of the Securities are being purchased, at a Purchase Price equal to 100.0% of the principal amount thereof plus accrued and unpaid interest, if any, to the Purchase Date. To exercise such right, a Holder shall deliver to the Company a Purchase Notice containing the information set forth in the Indenture at any time from the opening of business on the date that is 20 Business Days prior to such Purchase Date until the close of business two Business Days prior to such Purchase Date, and shall deliver the Securities to the Paying Agent as set forth in the Indenture.

      The Purchase Price shall be paid in cash.

      (b) At the option of the Holder and subject to the terms and conditions of the Indenture, the Company shall become obligated to offer to purchase the Securities held by such Holder within 30 days (which purchase shall occur 45 days after the date of such offer) after the occurrence of a Change of Control for a Change of Control Purchase Price equal to 100.0% of the principal amount thereof plus accrued and unpaid interest, if any, to the Change of Control Purchase Date.

      The Change of Control Purchase Price shall be paid in cash.

      (c) Holders have the right to withdraw any Purchase Notice or Change of Control Purchase Notice, as the case may be, by delivering to the Paying Agent a written notice of withdrawal in accordance with the provisions of the Indenture.

      If cash sufficient to pay the Purchase Price or Change of Control Purchase Price, as the case may be, of all Securities or portions thereof to be purchased on the Purchase Date or the Change of Control Purchase Date, as the case may be, is deposited with the Paying Agent on the Purchase Date or the Change of Control Purchase Date, interest ceases to accrue on such Securities or portions thereof immediately after such Purchase Date or Change of Control Purchase Date, and the Holder thereof shall have no other rights as such other than the right to receive the Purchase Price or Change of Control Purchase Price upon surrender of such Security.

8.    Conversion.

      (a) The Securities may be converted into shares of common stock on the terms and subject to the conditions of the Indenture and this Security.

      (b) Holders may surrender Securities or portions thereof for conversion into shares of Common Stock during any calendar quarter if the Sale Price of the Common Stock for at least 20 trading days in the period of 30 consecutive trading days ending on the last trading day of the previous calendar quarter exceeds 110% of the applicable Conversion Price per share of Common Stock on such last trading day.


                                     A-1-6

      (c) A Holder also may surrender for conversion a Security or portion of a Security which has been called for redemption pursuant to Paragraph 5 hereof, even if the Security would not otherwise be eligible for conversion, until the close of business on the Business Day immediately preceding the Redemption Date, unless the Company defaults in making the payment due on the Redemption Date, in which case the conversion right shall terminate at the close of business on the date such default is cured and such payment is made.

      (d) If the Company (1) distributes any rights or warrants to all or substantially all holders of shares of its Common Stock entitling them to purchase shares of Common Stock at less than the average of the Sales Prices of a share of the Common Stock for the 10 consecutive trading days ending on the trading day immediately preceding the date of declaration for such distribution or (2) distributes to all holders of shares of its Common Stock any of its debt, securities or assets or any rights, warrants or options to purchase securities of the Company, which distribution has a per share value exceeding 15% of the average of the Sales Prices for the 10 consecutive trading days ending on the trading day immediately preceding the declaration date for such distribution, unless the Holder may participate in this distribution without conversion, the Securities may be surrendered for conversion beginning on the date the Company gives notice to the Holders of such right, which shall be not less than 20 days prior to the Ex-Dividend Time for such dividend or distribution, and the Securities may be surrendered for conversion at any time thereafter until the close of business on the Business Day immediately preceding the Ex-Dividend Time or until the Company announces that such distribution will not take place.

      (e) In the event the Company is a party to a consolidation, merger or sale or transfer of all or substantially all its properties and assets pursuant to which the shares of Common Stock would be converted into cash, securities or other property, the Securities may be surrendered for conversion at any time from and after the date which is 15 days prior to the date the Company announces as the anticipated effective time for such transaction until 15 days after the date of the actual effective time of such transaction.

      (f) Finally, a holder may surrender any securities for conversion during any period that the long-term credit rating assigned to the Securities by either of Moody's Investors Service, Inc. ("Moody's") or Standard & Poor's Ratings Group ("S&P") is at or below Ba1 or BB+, respectively, or if the Securities are no longer rated by either of these ratings services, or if the ratings for the Securities have been suspended by either of these ratings services. Following the occurrence of any event that gives rise to or suspends a right of conversion pursuant to this paragraph, the Company shall give notice to the Holders of such event not later than 15 days after the date on which the Company is notified of any such event by the relevant ratings service.

      A Security in respect of which a Holder has delivered a Purchase Notice or Change of Control Purchase Notice exercising the option of such Holder to require the Company to purchase such Security may be converted only if such notice of exercise is withdrawn in accordance with the terms of the Indenture.

      The initial Conversion Rate is 22.0994 shares of Common Stock per $1,000 principal amount of Securities, subject to adjustment in certain events described in the Indenture. A Holder that surrenders Securities for conversion will receive cash or a check, or, at the


                                     A-1-7

Company's option, a whole share of Common Stock, in lieu of any fractional shares of Common Stock.

      To surrender a Security for conversion, a Holder must (1) complete and manually sign the irrevocable conversion notice below (or complete and manually sign a facsimile of such notice) and deliver such notice to the Conversion Agent, (2) surrender the Security to the Conversion Agent, (3) furnish appropriate endorsements and transfer documents and (4) pay any transfer or similar tax, if required.

      A Holder may convert a portion of a Security if the principal amount of such portion is $1,000 or an integral multiple of $1,000. No payment or adjustment will be made for dividends on the shares of Common Stock except as provided in the Indenture. Except as provided in Paragraph 1 hereof, on conversion of a Security, the Holder will not receive any cash payment representing accrued interest with respect to the converted Securities. Instead, upon conversion the Company will deliver to the Holder a fixed number of shares of Common Stock and any cash payment to account for fractional shares. Accrued interest will be deemed paid in full rather than canceled, extinguished or forfeited. The Company will not adjust the Conversion Rate to account for accrued interest.

      The Conversion Rate will be adjusted as provided in Article X of the Indenture. The Company may increase the Conversion Rate for any period of at least 20 days, upon at least 15 days' notice so long as the increase is irrevocable during such period.

      If the Company is a party to a consolidation, merger or sale or transfer of all or substantially all its properties and assets, or upon certain distributions described in the Indenture, then at the effective time of the transaction the right to convert a Security into shares of Common Stock may be changed into a right to convert it into securities, cash or other assets of the Company or another person.

9.    Conversion Arrangement on Call for Redemption.

      Any Securities called for redemption, unless surrendered for conversion before the close of business on the Business Day immediately preceding the Redemption Date, may be deemed to be purchased from the Holders of such Securities at an amount not less than the Redemption Price, by one or more investment bankers or other purchasers who may agree with the Company to purchase such Securities from the Holders, to convert them into shares of Common Stock and to make payment for such Securities to the Trustee in trust for such Holders.

10.   Denominations; Transfer; Exchange.

      The Securities are in fully registered form, without coupons, in minimum denominations of $1,000 of principal amount and integral multiples of $1,000. A Holder may transfer or exchange the Securities in accordance with the Indenture. The Registrar may require a Holder, among other things, to furnish appropriate endorsements and transfer documents and to pay any taxes and fees required by law or permitted by the Indenture. The Registrar need not transfer or exchange any Securities selected for redemption (except, in the case of a Security to be redeemed in part, the portion of the Security not to be redeemed) or any Securities in respect of which a


                                     A-1-8

Purchase Notice or Change of Control Purchase Notice has been given and not withdrawn (except, in the case of a Security to be purchased in part, the portion of the Security not to be purchased) or any Securities for a period of 15 days before the mailing of a notice of redemption of Securities to be redeemed.

11.   Persons Deemed Owners.

      The registered Holder of this Security may be treated as the owner of this Security for all purposes.

12.   Unclaimed Money or Securities.

      The Trustee and the Paying Agent shall return to the Company any money held by them for the payment of any amount with respect to the Securities that remains unclaimed for two years, subject to applicable unclaimed property law. After return to the Company, Holders entitled to the money or securities must look to the Company for payment as general creditors unless an applicable abandoned property law designates another person.

13.   Amendment; Waiver.

      Subject to certain exceptions set forth in the Indenture, (i) the Indenture or the Securities may be amended with the written consent of the Holders of at least a majority in aggregate principal amount of the Securities at the time outstanding and (ii) certain Defaults may be waived with the written consent of the Holders of a majority in aggregate principal amount of the Securities at the time outstanding. Subject to certain exceptions set forth in the Indenture, without the consent of any Holder, the Company and the Trustee may amend the Indenture or the Securities among other things, (i) to cure any ambiguity, omission, defect or inconsistency, provided that such modification or amendment does not adversely affect the interests of the Holders of the Securities in any material respect; (ii) to modify the restrictions on, and procedures for, resale and other transfers of Securities pursuant to any change in applicable law or regulation (or the interpretation thereof) or in practice relating to the resale or transfer of "restricted securities" under the Securities Act generally; (iii) to comply with Article V or Section 10.16 of the Indenture; (iv) to secure the Company's obligations or to add any guarantee under the Securities and the Indenture; (v) to add events of default with respect to the Securities; (vi) to add to the covenants of the Company for the benefit of the Holders or to surrender any right or power conferred upon the Company; (vii) to make any change necessary for the registration of the Securities under the Securities Act or to comply with the TIA, or any amendment thereto, or to comply with any requirement of the SEC in connection with the qualification of the Indenture under the TIA, provided that such modification or amendment does not materially and adversely affect the interests of the Holders of the Securities; or (viii) to provide for uncertificated Securities in addition to or in place of certificated Securities or to provide for bearer Securities.

14.   Defaults and Remedies.

      Under the Indenture, Events of Default include (i) default in payment of the principal amount of the Securities plus accrued and unpaid interest when the same becomes due and


                                     A-1-9
payable at Stated Maturity, upon redemption, upon declaration, when due for purchase by the Company or otherwise, (ii) default in the payment of any interest or Liquidated Damages Amounts, when due and payable, subject to lapse of time, (iii) failure by the Company to comply in any material respect with other agreements or covenants in the Indenture or the Securities, subject to notice and lapse of time; (iv) failure by the Company to deliver shares of Common Stock upon the election by the Holders to convert their Securities, subject to lapse of time; (v) failure to provide timely notice of a Change of Control; (vi) a default under any mortgage, indenture or instrument under which there may be issued or by which there may be secured or evidenced any indebtedness for money borrowed by the Company, whether such indebtedness exists on the date of the Indenture or is created thereafter, which default either (A) is caused by a failure to pay when due any principal of such indebtedness the principal amount of which, together with the principal amount of any other such indebtedness under which there is a payment default, aggregates $25,000,000 or more within the grace period provided for in such indebtedness, which failure continues beyond any applicable grace period or (B) results in such indebtedness becoming or being declared due and payable prior to the date on which it would otherwise become due and payable, and such payment default is not cured or such acceleration is not rescinded or annulled within 10 days after receipt by the Company of a Notice of Default; and (vii) certain events of bankruptcy, insolvency and reorganization of the Company.

      Holders may not enforce the Indenture or the Securities except as provided in the Indenture. The Trustee may refuse to enforce the Indenture or the Securities unless it receives reasonable indemnity or security. Subject to certain limitations, Holders of a majority in aggregate principal amount of the Securities at the time outstanding may direct the Trustee in its exercise of any trust or power. The Trustee may withhold from the Holders notice of any continuing Default (except a Default in payment of amounts specified in clause
(i) or (ii) above) if it determines that withholding notice is in their interests.

15.   Trustee Dealings with the Company.

      Subject to certain limitations imposed by the TIA, the Trustee under the Indenture, in its individual or any other capacity, may become the owner or pledgee of Securities and may otherwise deal with the Company or its Affiliates with the same rights it would have if it were not Trustee.

16.   Calculations in Respect of Securities.

      The Company will be responsible for making all calculations called for under the Securities. These calculations include, but are not limited to, determination of the Sales Prices for the Common Stock, the rate of interest payable on the Securities and the Conversion Rate of the Securities. Any calculations made in good faith and without manifest error will be final and binding on Holders of the Securities. The Company will be required to deliver to each of the Trustee and the Conversion Agent a schedule of its calculations and each of the Trustee and the Conversion Agent will be entitled to rely upon the accuracy of such calculations without independent verification. The Trustee will forward the Company's calculations to any Holder of the Securities upon the request of such Holder.

17.   Restrictive Covenants.


                                     A-1-10

      The Indenture imposes certain limitations on the ability of the Company to consolidate or merge with or into any other person, or sell or transfer all or substantially all of its property and assets to any other person, and on the ability of the Company and its Restricted Subsidiaries to (i) create, incur, assume or suffer to exist specified liens and (ii) enter into Sale and Leaseback Transactions. Within 105 days after the end of each fiscal year, the Company must report to the Trustee on compliance with such limitations.

18.    Successor Persons.

      When a successor person or other entity assumes all the obligations of its predecessor under the Securities and the Indenture, the predecessor person will be released from those obligations.

19.   No Recourse Against Others.

      A director, officer, employee or stockholder, as such, of the Company or the Trustee shall not have any liability for any obligations of the Company under the Securities or the Indenture or for any claim based on, in respect of or by reason of such obligations or their creation. By accepting a Security, each Holder waives and releases all such liability. The waiver and release are part of the consideration for the issue of the Securities.

20.   Authentication.

      This Security shall not be valid until an authorized signatory of the Trustee manually signs the Trustee's Certificate of Authentication on the other side of this Security.

21.   Abbreviations.

      Customary abbreviations may be used in the name of a Holder or an assignee, such as TEN COM (=tenants in common), TEN ENT (=tenants by the entireties), JT TEN (=joint tenants with right of survivorship and not as tenants in common), CUST (=custodian), and U/G/M/A (=Uniform Gift to Minors
Act).

22.   GOVERNING LAW.

      THE INDENTURE AND THIS SECURITY WILL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK WITHOUT REGARD AS TO CONFLICT OF LAW PRINCIPLES.

      The Company will furnish to any Holder upon written request and without charge a copy of the Indenture which has in it the text of this Security in larger type. Requests may be made to:

      Harris Corporation
      1025 West NASA Boulevard
      Melbourne, FL 32919
      Attn: Treasurer


                                     A-1-11

23.   Registration Rights.

      The Holders of the Securities are entitled to the benefits of a Registration Rights Agreement, dated as of August 26, 2002, by and among the Company and the Initial Purchasers, including the receipt of Liquidated Damages Amounts in respect of Events (each as defined in such agreement).


                                     A-1-12

                            FORM OF CONVERSION NOTICE

               [NOTICE PURSUANT TO SECTION 10.2 OF THE INDENTURE]


[Name and Address of Conversion Agent]

                         Re: Harris Corporation 3.5 % Convertible Debentures due August 15 2022 (the "Securities")

         Reference is hereby made to the Indenture, dated as of August 26, 2022 (the "Indenture"), between Harris Corporation, as Issuer, and The Bank of New York, as Trustee. Capitalized terms used but not defined herein shall have the meanings given to them in the Indenture.

         This letter relates to the Securities specified below, which are registered in the name of the undersigned (the "Holder"). The Holder hereby irrevocably exercises its right to convert such Securities, or the portion thereof, if any, specified below, into Common Stock and, except to the extent specified or required as described below, directs that certificates representing such Common Stock, together with any check in payment for a fractional share and any Security representing any unconverted principal amount, be issued and delivered through the facilities of the Depositary, for credit to the account(s) of the Person(s) indicated below.

         The Holder acknowledges and agrees that no Common Stock will be delivered on conversion until any amount payable by the Holder on account of interest is paid, any certificates evidencing specified Securities not held in book-entry form are duly endorsed or assigned to the Company or in blank and surrendered and any taxes or other charges or documents required in connection with a transfer on conversion, and any other required items, are delivered to the Conversion Agent.

         The Holder acknowledges and agrees that, notwithstanding this request for conversion, the Company may require that the Common Stock delivered on conversion of the specified Securities be delivered in certificated form subject to a restrictive legend, or that additional certifications be delivered on behalf of the relevant beneficial owner(s), if it determines that doing so is necessary to comply with the requirements of the Securities Act or otherwise, as provided in the Indenture.

         Conversion of the specified Securities is subject to the requirements established by the Company as well as to the procedures of the Depositary, all as in effect from time to time. The specified Securities will be deemed to have been converted as of the close of business on the Business Day on which this conversion notice and all other required items have been delivered to the Conversion Agent as provided above and, upon such conversion, shall cease to accrue interest or be outstanding (subject to the Holder's right to receive the Common Stock as provided in the Indenture). Prior to such conversion, the Holder will have no rights in the Common Stock.

                                     A-1-13

         Please provide the information requested below, as applicable.

1.       PLEASE SPECIFY THE SECURITIES HELD AND THE PORTION THEREOF TO BE
         CONVERTED:

         Principal amount held:  U.S. $ _____________________________________
         CUSIP number(s):  __________________________________________________
         Depositary (DTC) account where held:  ______________________________

               Principal amount being converted (if less than all):
                      U.S. $_________________________________________________

2. UNLESS AND TO THE EXTENT OTHERWISE SPECIFIED BELOW, all Securities (together with any unconverted Securities) will be delivered in book-entry form to the DTC account specified in Item 1 above.

3. IF OTHER ARRANGEMENTS ARE DESIRED, please (a) specify the type, number and form of securities to be delivered on conversion and the name(s) of the account holder(s) or registered owner(s), by checking the appropriate boxes and providing the information requested and (b) complete Item (4) below:


                [ ]   Common Stock

                [ ]   Book-Entry

                      Number of shares of Common Stock:  ____________________

                      DTC Account:  _________________________________________

                [ ]   Certificates

                      Number of shares of Common Stock: _____________________

                      Registered Owner:  ____________________________________

                [ ]   Unconverted Securities

                      [ ]    Certificates

                             Principal Amount: U.S. $ _______________________

                             Registered Owner:  _____________________________


                      [ ]    Book-Entry

                             Principal Amount: U.S. $ _______________________

                             DTC Account: ___________________________________


4. [TO BE COMPLETED ONLY IF UNCONVERTED SECURITIES OR SHARES OF COMMON STOCK ARE TO BE ISSUED OTHER THAN TO THE HOLDER PURSUANT TO ITEM (3) ABOVE.] The undersigned confirms that such unconverted Securities or shares of Common Stock are being transferred:

         CHECK ONE BOX BELOW

                  (a) [ ] to the Company; or

                  (b) [ ] pursuant to and in compliance with Rule 144A under the Securities Act of 1933; or

                  (c) [ ] pursuant to and in compliance with Regulation S under the Securities Act of 1933; or

                  (d) [ ] pursuant to an exemption from registration under the Securities Act of 1933 provided by Rule 144 thereunder.

         Unless one of the boxes is checked, the transfer agent will refuse to register any of the Common Stock evidenced by this certificate in the name of any person other than the registered holder thereof; provided, however, that if box (c) or (d) is checked, the transfer agent may require, prior to registering any such transfer of the Common Stock such certifications and other information, and if box (d) is checked such legal opinions, as the Company has reasonably requested in writing, by delivery to the transfer agent of a

------------------
* Aggregate principal amount of each certificate must equal U.S. $1,000 or any amount in excess thereof in integral multiples of U.S. $1,000.

                                     A-1-15
         standing letter of instruction, to confirm that such transfer is being made pursuant to an exemption from, or in a transaction not subject to, the registration requirements of the Securities Act of 1933.



          Please sign and date this notice in the space provided below.

DATE:                                 _______________________________________
                                                Name of Holder

                                      _______________________________________
                                               Signature(s) of Holder
                                               Title(s):

                           (If the Holder is a corporation, partnership or fiduciary, the title of the Person signing on behalf of the Holder must be stated.)

Notice: Signature(s) must be guaranteed by an "eligible guarantor institution" meeting the requirements of the Trustee, which requirements will include membership or participation in the Securities Transfer Agents Medallion Program (STAMP), the Stock Exchange Medallion Program (SEMP) and the New York Stock Exchange Medallion Signature Program (MSP) or such other "signature guarantee program" as may be determined by the Trustee in addition to, or in substitution for, STAMP, SEMP or MSP, all in accordance with the Securities Exchange Act of 1934.
                                      _______________________________________
                                               Signature Guarantee


                                     A-1-16

                                 ASSIGNMENT FORM

         To assign this Security, fill in the form below:

         (I) or (we) assign and transfer this Security to

--------------------------------------------------------------------------------
               (Insert assignee's social security or tax I.D. no.)

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
              (Print or type assignee's name, address and zip code)


and irrevocably appoint ____________________________________ agent to transfer this Security on the books of the Company. The agent may substitute another to act for him.




         Your Signature: ________________________________________________
                        (Sign exactly as your name appears on the other
                             side of this Security)

         Date: __________________________

         Medallion Signature Guarantee: _________________________________

[FOR INCLUSION ONLY IF THIS SECURITY BEARS A RESTRICTED SECURITIES LEGEND] In connection with any transfer of any of the Securities evidenced by this certificate which are "restricted securities" (as defined in Rule 144 (or any successor thereto) under the Securities Act), the undersigned confirms that such Securities are being transferred:

         CHECK ONE BOX BELOW

         (1) [ ]  to the Company; or

         (2) [ ] pursuant to and in compliance with Rule 144A under the Securities Act of 1933; or

         (3) [ ] pursuant to and in compliance with Regulation S under the Securities Act of 1933; or

         (4) [ ] pursuant to an exemption from registration under the Securities Act of 1933 provided by Rule 144 thereunder.

         Unless one of the boxes is checked, the Registrar will refuse to register any of the Securities evidenced by this certificate in the name of any person other than the registered holder thereof; provided, however, that if box (3) or (4) is checked, the Trustee may require, prior to registering any such transfer of the Securities, such certifications and other information, and if box (4) is checked such legal opinions, as the Company has

                                     A-1-17
         reasonably requested in writing, by delivery to the Trustee of a standing letter of instruction, to confirm that such transfer is being made pursuant to an exemption from, or in a transaction not subject to, the registration requirements of the Securities Act of 1933; provided further, however, that this paragraph shall not be applicable to any Securities which are not "restricted securities" (as defined in Rule 144 (or any successor thereto) under the Securities Act).

         Your Signature: ______________________________________________
                         (Sign exactly as your name appears on the
                               other side of this Security)

Date: __________________________

Medallion Signature Guarantee:

                                     A-1-18

                                                                      SCHEDULE I

             SCHEDULE OF INCREASES AND DECREASES OF GLOBAL SECURITY

The Initial Principal Amount of Global Security is: ____________($___________). Such Principal Amount has been increased or decreased by the adjustments set forth below by or on behalf of the Depository in accordance with the Applicable Procedures.

                                                                Principal Amount of
             Amount of Increase       Amount of Decrease in       Global Security           Notation by
             in Principal Amount       Principal Amount of       After Increase or         Registrar or
    Date     of Global Security           Global Security             Decrease          Security Custodian
    ----     ------------------           ---------------             --------          ------------------



                                     A-1-19

                                                                     EXHIBIT A-2

                     [FORM OF FACE OF CERTIFICATED SECURITY]

         THIS SECURITY WILL BE SUBJECT TO THE REGULATIONS GOVERNING CONTINGENT PAYMENT DEBT INSTRUMENTS FOR UNITED STATES FEDERAL INCOME TAX PURPOSES. AS REQUIRED UNDER APPLICABLE TREASURY REGULATIONS, THE COMPANY HAS SET FORTH THE "COMPARABLE YIELD" IN SECTION 4.7 OF THE INDENTURE PURSUANT TO WHICH THIS SECURITY IS BEING ISSUED. THE HOLDER OF THIS SECURITY MAY OBTAIN THE PROJECTED PAYMENT SCHEDULE BY SUBMITTING A WRITTEN REQUEST FOR SUCH INFORMATION TO HARRIS CORPORATION, 1025 WEST NASA BOULEVARD, MELBOURNE, FL 32919, ATTENTION:
TREASURER.

         THIS SECURITY AND ANY COMMON STOCK ISSUABLE UPON CONVERSION OF THIS SECURITY HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"). THE HOLDER HEREOF, BY PURCHASING THIS SECURITY, AGREES FOR THE BENEFIT OF THE COMPANY THAT THIS SECURITY AND ANY COMMON STOCK ISSUABLE UPON CONVERSION OF THIS SECURITY MAY NOT BE RESOLD, PLEDGED OR OTHERWISE TRANSFERRED (X) PRIOR TO THE SECOND ANNIVERSARY OF THE ISSUE HEREOF (OR ANY PREDECESSOR SECURITY HEREOF) OR (Y) BY ANY HOLDER THAT WAS AN "AFFILIATE" (WITHIN THE MEANING OF RULE 144 UNDER THE SECURITIES ACT) OF THE COMPANY AT ANY TIME DURING THE THREE MONTHS PRECEDING THE DATE OF SUCH TRANSFER, IN EITHER CASE OTHER THAN (1) TO THE COMPANY, (2) SO LONG AS THIS SECURITY IS ELIGIBLE FOR RESALE PURSUANT TO RULE 144A UNDER THE SECURITIES ACT ("RULE 144A"), TO A PERSON WHO THE SELLER REASONABLY BELIEVES IS A QUALIFIED INSTITUTIONAL BUYER WITHIN THE MEANING OF RULE 144A, PURCHASING FOR ITS OWN ACCOUNT OR FOR THE ACCOUNT OF A QUALIFIED INSTITUTIONAL BUYER TO WHOM NOTICE IS GIVEN THAT THE RESALE, PLEDGE OR OTHER TRANSFER IS BEING MADE IN RELIANCE ON RULE 144A, (3) IN AN OFFSHORE TRANSACTION (AS DEFINED IN REGULATION S UNDER THE SECURITIES ACT) IN ACCORDANCE WITH REGULATION S UNDER THE SECURITIES ACT, (4) PURSUANT TO AN EXEMPTION FROM REGISTRATION UNDER THE SECURITIES ACT PROVIDED BY RULE 144 (IF APPLICABLE) UNDER THE SECURITIES ACT OR (5) PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT, IN EACH CASE IN ACCORDANCE WITH ANY APPLICABLE SECURITIES LAWS OF ANY STATE OF THE UNITED STATES. THE HOLDER HEREOF, BY PURCHASING THIS SECURITY, REPRESENTS AND AGREES FOR THE BENEFIT OF THE COMPANY THAT IT IS (1) A QUALIFIED INSTITUTIONAL BUYER OR (2) NOT A U.S. PERSON AND IS OUTSIDE THE UNITED STATES WITHIN THE MEANING OF (OR AN ACCOUNT SATISFYING THE REQUIREMENTS OF PARAGRAPH (k)(2) OF RULE 902 UNDER) REGULATION S UNDER THE SECURITIES ACT. IN ANY CASE THE HOLDER HEREOF WILL NOT, DIRECTLY OR INDIRECTLY, ENGAGE IN ANY HEDGING TRANSACTION WITH REGARD TO THIS SECURITY OR ANY COMMON STOCK ISSUABLE UPON CONVERSION OF THIS SECURITY EXCEPT AS PERMITTED BY THE SECURITIES ACT.

                                      A-2-1

         The foregoing legend may be removed from this Security on satisfaction of the conditions specified in the Indenture.

                                     A-2-2

                               HARRIS CORPORATION

                      3.5% CONVERTIBLE DEBENTURES DUE 2022

No.                                                 Rule 144A CUSIP: 413 875 ag0
Issue Date:                                      Regulation S CUSIP: U24 663 AA1
Issue Price: 100% of principal amount


         HARRIS CORPORATION, a corporation duly organized and existing under the laws of the State of Delaware, promises to pay to ____________________, or registered assigns, the principal amount of ($__________________) on August 15, 2022.

         This Security shall bear interest at the initial rate of 3.5% per annum, subject to the adjustments set forth on the other side of this Security. This Security is convertible as specified on the other side of this Security.

         Additional provisions of this Security are set forth on the other side of this Security.

Dated:                                   HARRIS CORPORATION


                                          By:
                                             -------------------------
                                             Name:
                                             Title:


TRUSTEE'S CERTIFICATE OF AUTHENTICATION

THE BANK OF NEW YORK,

    as Trustee, certifies that this is one
    of the Securities referred to in the
    within-mentioned Indenture.


By
  -----------------------------------
    Authorized Signatory


Dated:

                                     A-2-3

                    [FORM OF REVERSE OF CERTIFICATED SECURITY
                          IS IDENTICAL TO EXHIBIT A-1]


                                     A-2-4

                                                                       EXHIBIT B

                               HARRIS CORPORATION

                      3.5% CONVERTIBLE DEBENTURES DUE 2022

                              TRANSFER CERTIFICATE

In connection with any transfer of any of the Securities within the period prior to the expiration of the holding period applicable to the sales thereof under Rule 144(k) under the Securities Act of 1933, as amended (the "Securities Act") (or any successor provision), the undersigned registered owner of this Security hereby certifies with respect to $____________ principal amount of the above-captioned Securities presented or surrendered on the date hereof (the "Surrendered Securities") for registration of transfer, or for exchange or conversion where the securities issuable upon such exchange or conversion are to be registered in a name other than that of the undersigned registered owner (each such transaction being a "transfer"), the undersigned confirms that such Securities are being transferred:

         CHECK ONE BOX BELOW

         (1) [ ]  to the Company; or

         (2) [ ] pursuant to and in compliance with Rule 144A under the Securities Act of 1933; or

         (3) [ ] pursuant to and in compliance with Regulation S under the Securities Act of 1933; or

         (4) [ ] pursuant to an exemption from registration under the Securities Act of 1933 provided by Rule 144 thereunder.

         Unless one of the boxes is checked, the Registrar will refuse to register any of the Securities evidenced by this certificate in the name of any person other than the registered holder thereof; provided, however, that if box (3) or (4) is checked, the Trustee may require, prior to registering any such transfer of the Securities, such certifications and other information, and if box (4) is checked such legal opinions, as the Company has reasonably requested in writing, by delivery to the Trustee of a standing letter of instruction, to confirm that such transfer is being made pursuant to an exemption from, or in a transaction not subject to, the registration requirements of the Securities Act of 1933; provided further, however, that this paragraph shall not be applicable to any Securities which are not "restricted securities" (as defined in Rule 144 (or any successor thereto) under the Securities Act).

         Your Signature: ______________________________________________
                         (Sign exactly as your name appears on the
                               other side of this Security)

         Date: __________________________

         Medallion Signature Guarantee: _________________________________

                                                                       EXHIBIT C

                     FORM OF RESTRICTED COMMON STOCK LEGEND

"THIS SECURITY HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"). THE HOLDER HEREOF, BY PURCHASING THIS SECURITY, AGREES FOR THE BENEFIT OF THE COMPANY THAT THIS SECURITY MAY NOT BE RESOLD, PLEDGED OR OTHERWISE TRANSFERRED (X) PRIOR TO THE SECOND ANNIVERSARY OF THE ISSUANCE HEREOF (OR ANY PREDECESSOR SECURITY HERETO, INCLUDING THE RELATED DEBENTURE) OR (Y) BY ANY HOLDER THAT WAS AN "AFFILIATE" (WITHIN THE MEANING OF RULE 144 UNDER THE SECURITIES ACT) OF THE COMPANY AT ANY TIME DURING THE THREE MONTHS PRECEDING THE DATE OF SUCH TRANSFER, IN EITHER CASE OTHER THAN (1) TO THE COMPANY, (2) SO LONG AS THIS SECURITY IS ELIGIBLE FOR RESALE PURSUANT TO RULE 144A UNDER THE SECURITIES ACT ("RULE 144A"), TO A PERSON WHO THE SELLER REASONABLY BELIEVES IS A QUALIFIED INSTITUTIONAL BUYER WITHIN THE MEANING OF RULE 144A, PURCHASING FOR ITS OWN ACCOUNT OR FOR THE ACCOUNT OF A QUALIFIED INSTITUTIONAL BUYER TO WHOM NOTICE IS GIVEN THAT THE RESALE, PLEDGE OR OTHER TRANSFER IS BEING MADE IN RELIANCE ON RULE 144A, (3) IN AN OFFSHORE TRANSACTION (AS DEFINED IN REGULATION S UNDER THE SECURITIES ACT) IN ACCORDANCE WITH REGULATION S UNDER THE SECURITIES ACT, (4) PURSUANT TO AN EXEMPTION FROM REGISTRATION UNDER THE SECURITIES ACT PROVIDED BY RULE 144 (IF APPLICABLE) UNDER THE SECURITIES ACT OR (5) PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT, IN EACH CASE IN ACCORDANCE WITH ANY APPLICABLE SECURITIES LAWS OF ANY STATE OF THE UNITED STATES. THE HOLDER HEREOF, BY PURCHASING THIS SECURITY, REPRESENTS AND AGREES FOR THE BENEFIT OF THE COMPANY THAT IT IS (1) A QUALIFIED INSTITUTIONAL BUYER OR (2) NOT A U.S. PERSON AND IS OUTSIDE THE UNITED STATES WITHIN THE MEANING OF (OR AN ACCOUNT SATISFYING THE REQUIREMENTS OF PARAGRAPH (k)(2) OF RULE 902 UNDER) REGULATION S UNDER THE SECURITIES ACT. IN ANY CASE THE HOLDER HEREOF WILL NOT, DIRECTLY OR INDIRECTLY, ENGAGE IN ANY HEDGING TRANSACTION WITH REGARD TO THIS SECURITY EXCEPT AS PERMITTED BY THE SECURITIES ACT."

         The foregoing legend may be removed from this Security on satisfaction of the conditions specified in the Indenture.

                                                                       EXHIBIT D

                    FORM OF TRANSFER CERTIFICATE FOR TRANSFER
                           OF RESTRICTED COMMON STOCK

            (TRANSFERS PURSUANT TO SECTION 10.21(b) OF THE INDENTURE)

[NAME AND ADDRESS OF COMMON STOCK TRANSFER AGENT]

         Re: Harris Corporation 3.5% Convertible Debentures due 2022 (the
             "Securities")

         Reference is hereby made to the Indenture dated as of August 26, 2002 (the "Indenture") between Harris Corporation and The Bank of New York, as Trustee. Capitalized terms used but not defined herein shall have the meanings given to them in the Indenture.

         This letter relates to _________ shares of Common Stock represented by the accompanying certificate(s) that were issued upon conversion of Securities and which are held in the name of [name of transferor] (the "Transferor") to effect the transfer of such Common Stock.

         In connection with the transfer of such shares of Common Stock, the undersigned confirms that such shares of Common Stock are being transferred:

         CHECK ONE BOX BELOW

         (1) [ ]  to the Company; or

         (2) [ ] pursuant to and in compliance with Rule 144A under the Securities Act of 1933; or

         (3) [ ] pursuant to and in compliance with Regulation S under the Securities Act of 1933; or

         (4) [ ] pursuant to an exemption from registration under the Securities Act of 1933 provided by Rule 144 thereunder.

         Unless one of the boxes is checked, the transfer agent will refuse to register any of the Common Stock evidenced by this certificate in the name of any person other than the registered holder thereof; provided, however, that if box (3) or (4) is checked, the transfer agent may require, prior to registering any such transfer of the Common Stock such certifications and other information, and if box (4) is checked such legal opinions, as the Company has reasonably requested in writing, by delivery to the transfer agent of a standing letter of instruction, to confirm that such transfer is being made pursuant to an exemption from, or in a transaction not subject to, the registration requirements of the Securities Act of 1933.

                                [Name of Transferor],


                                By ______________________________
                                Name:____________________________
                                Title:___________________________


Dated:

                                                                      SCHEDULE A

                           PROJECTED PAYMENT SCHEDULE*

                                                                  Projected
                                                                 Payment per
                  Period                                          Debenture
                  ------                                          ---------

August 26, 2002 - February 15, 2003                                 $16.43
February 15, 2003 - August 15, 2003                                 $17.50
August 15, 2003 - February 15, 2004                                 $17.50
February 15, 2004 - August 15, 2004                                 $17.50
August 15, 2004 - February 15, 2005                                 $17.50
February 15, 2005 - August 15, 2005                                 $17.50
August 15, 2005 - February 15, 2006                                 $17.50
February 15, 2006 - August 15, 2006                                 $17.50
August 15, 2006 - February 15, 2007                                 $17.50
February 15, 2007 - August 15, 2007                                 $17.50
August 15, 2007 - February 15, 2008                                 $26.75
February 15, 2008 - August 15, 2008                                 $26.75
August 15, 2008 - February 15, 2009                                 $26.75
February 15, 2009 - August 15, 2009                                 $26.75
August 15, 2009 - February 15, 2010                                 $26.75
February 15, 2010 - August 15, 2010                                 $26.75
August 15, 2010 - February 15, 2011                                 $26.75
February 15, 2011 - August 15, 2011                                 $26.75
August 15, 2011 - February 15, 2012                                 $26.75
February 15, 2012 - August 15, 2012                                 $26.75
August 15, 2012 - February 15, 2013                                 $27.50
February 15, 2013 - August 15, 2013                                 $27.50
August 15, 2013 - February 15, 2014                                 $27.50
February 15, 2014 - August 15, 2014                                 $27.50
August 15, 2014 - February 15, 2015                                 $27.50
February 15, 2015 - August 15, 2015                                 $27.50
August 15, 2015 - February 15, 2016                                 $27.50
February 15, 2016 - August 15, 2016                                 $27.50
August 15, 2016 - February 15, 2017                                 $27.50
February 15, 2017 - August 15, 2017                                 $27.50
August 15, 2017 - February 15, 2018                                 $27.50
February 15, 2018 - August 15, 2018                                 $27.50
August 15, 2018 - February 15, 2019                                 $27.50
February 15, 2019 - August 15, 2019                                 $27.50
August 15, 2019 - February 15, 2020                                 $27.50
February 15, 2020 - August 15, 2020                                 $27.50
August 15, 2020 - February 15, 2021                                 $27.50
February 15, 2021 - August 15, 2021                                 $27.50
August 15, 2021 - February 15, 2022                                 $27.50
February 15, 2022 - August 15, 2022                                 $27.50

--------------------------------------------------------------------------------
* The comparable yield and the schedule of projected payments are determined on the basis of certain assumptions and are not determined for any purpose other than for the determination of interest accruals and adjustments thereof in respect of the Securities for United States federal income tax purposes. The comparable yield and the schedule of projected payments do not constitute a projection or representation regarding the actual amounts payable on the Securities.